                                       [GRAPHIC]


                                       [GRAPHIC]





                                   LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                           LOOMIS SAYLES SECURITIZED ASSET FUND

[LOGO]

                                                  PROSPECTUS . FEBRUARY 1, 2008

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED EITHER FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles High Income Opportunities Fund  1
 Loomis Sayles Securitized Asset Fund          7

EXPENSES OF THE FUNDS                         12

SUMMARY OF PRINCIPAL RISKS                    14

MANAGEMENT                                    25
 Investment Adviser                           25
 Portfolio Managers                           25

GENERAL INFORMATION                           28
 How Fund Shares are Priced                   28
 How to Purchase Shares                       30
 How to Redeem Shares                         31
 Other Purchase and Redemption Information    32
 Restrictions on Buying and Selling Shares    32
 Dividends and Distributions                  33
 Tax Consequences                             34

FINANCIAL HIGHLIGHTS                          36

To learn more about the possible risks of investing in the Funds, please refer to the section "Summary of Principal Risks." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

RISK/RETURN SUMMARY

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high current income. Capital appreciation is the Fund's secondary objective. The Fund's investment objectives are fundamental and may not be changed without the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest substantially all of its assets, and may invest up to 100% of its assets, in high income securities. "High Income Securities" are fixed-income securities that Loomis, Sayles & Company, L.P. ("Loomis Sayles") believes have the potential to generate relatively high levels of current income. High Income Securities include debt securities that are rated below investment grade quality at the time of investment (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard and Poor's Rating Group) have rated the securities in one of their respective top four ratings categories) or, if unrated, are determined to be of comparable quality by Loomis Sayles. These high yield debt securities are commonly called "junk bonds." High Income Securities may also include investment grade fixed-income securities. The Fund may invest approximately 20% of its assets in investment grade fixed-income securities. High Income Securities may be convertible into, or exchangeable for, equity securities or they may carry with them the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The High Income Securities in which the Funds invests may have fixed or variable principal payments and all types of interest rate and dividend and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, pay-in-kind and auction rate. The Fund may invest a portion of its assets in senior floating rate loans made to U.S. and foreign borrowers. A significant portion of the securities purchased by the Fund may be issued by smaller-capitalization companies.

Under normal market conditions, the Fund may invest up to 40% of its assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities ("Foreign Securities"), including emerging markets securities. The Fund's investments in Foreign Securities will be denominated in U.S. dollars and the Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in derivatives, including purchasing or selling options or futures contracts to hedge interest rate risk.

The Fund's investments may include corporate debt securities, U.S. Government obligations, U.S. dollar-denominated foreign securities, zero-coupon and pay-in-kind securities, loan assignments and participations, delayed funding loans and revolving credit facilities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, mortgage dollar rolls, collateralized debt and loan obligations and other asset-backed securities, Rule 144A securities, when-issued securities, credit default swaps, municipal bonds, repurchase agreements, debt-linked and equity-linked securities, convertible securities, preferred shares and illiquid securities. The Fund may engage in short sales.

Loomis Sayles' staff monitors the credit quality of the securities owned by the Fund. Although Loomis Sayles considers public credit ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by ratings services.

The Fund may purchase unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Loomis Sayles' creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Loomis Sayles believes that high total returns may be obtained through fundamental analysis. In deciding which High Income Securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those types of investments. As part of its investment approach, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes have the potential to stabilize or improve. With respect to investments in Foreign Securities, Loomis Sayles will also consider the global economic environment of the relevant country, taking into account factors such as GDP growth, inflation and other economic conditions, monetary policy, fiscal policy, leadership, and social stability.

Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than relying primarily on changes in interest rates to produce returns. Loomis Sayles also analyzes different sectors of the economy and differences in the yields of various fixed-income securities in an effort to find fixed-income securities that Loomis Sayles believes may provide attractive returns for the Fund in comparison to their risk.

The Fund is "non-diversified." As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified.

As a temporary defensive measure, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, or otherwise be unwilling or unable to meet their obligations to the Fund. This risk is generally more pronounced for funds that invest a significant portion of their assets in non-investment grade securities.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political or economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes or other issues relating to foreign investing generally. Although the Fund will invest only in U.S. dollar-denominated securities, the value of these investments may be affected by changes in currency exchange rates. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
.. high yield securities risk - the risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.
.. inflation/deflation risk - inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. issuer risk - the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments in lower quality fixed-income securities may be subject to fixed-income securities risk to a greater extent than in other fixed-income securities. The ability of an issuer to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities.
.. non-diversification risk - compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
.. Real estate investment trusts (REITs) risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies - small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, the performance of securities issued by small-cap companies can be more volatile than, and perform differently from, larger company securities.

For additional information, see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations.

                                    [BAR CHART]

2005            2006            2007
----            ----            ----
3.06%          10.88%           2.54%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.56%, Third quarter of 2006, and the Fund's worst quarter was down 1.48%, Second quarter of 2006.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one year and since inception periods compare to those of the Lehman High Yield Index, an unmanaged, market-weighted index of fixed-rate, non-investment grade debt (the Fund's primary broad-based index). The returns of the Fund are also compared to the returns of the Lipper High Current Yield Funds Index, an unmanaged, equally weighted index of typically the 30 largest mutual funds that have high current yield as an investment objective. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman High Yield Index and the Lipper High Current Yield Funds Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------
                                                                            Since
                                                                          Inception
                                                                   1 Year (04/12/04)
------------------------------------------------------------------------------------
LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                              2.54%   7.76%
   Return After Taxes on Distributions1                            -0.28%   5.01%
   Return After Taxes on Distributions and Sale of Fund Shares1     1.70%   5.05%
LEHMAN HIGH YIELD INDEX2                                            1.87%   6.61%
LIPPER HIGH CURRENT YIELD FUNDS INDEX2                              2.13%   6.27%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on the sale of Fund shares at the end of the measurement period.
2 Index returns reflect no deduction for fees, expenses or taxes. Since inception data for each index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES SECURITIZED ASSET FUND

INVESTMENT OBJECTIVE The Fund's investment objective is to seek a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES The Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles") seeks to achieve the Fund's objective by investing at least 80% of the Fund's net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although under normal circumstances the Fund's investments are expected to consist primarily of mortgage-backed and other asset-backed securities similar to those in the Lehman Brothers Securitized Index, the Fund may invest in any type of asset-backed security. The Fund may only buy securities that are rated investment grade at the time of purchase by at least one of the three major rating agencies (such as Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard and Poor's Rating Group) or, if unrated, are determined by Loomis Sayles to be of comparable quality. It is expected that a majority of the Fund's securities will be rated AAA or Aaa by at least one of the rating agencies. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so. The Fund may invest in both fixed and floating rate instruments.

The following is a list of securities in which, among others, the Fund may invest:
..  Mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. Government
..  Collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government, as well as privately issued CMOs
..  Commercial mortgage-backed securities
..  Mortgage-related asset-backed securities (ABS) such as home equity loan ABS, manufactured housing ABS and mortgage dollar rolls.
.. Other ABS securities collateralized by assets such as automobile loans and leases, equipment loans and leases, and credit card and other types of receivables

Loomis Sayles uses a bottom-up, fundamental research process to select individual securities for the Fund. Loomis Sayles will seek to construct a portfolio with risk characteristics similar but not identical to the securities in the Lehman Brothers Securitized Index (the "Index"). Examples of typical risk characteristics that Loomis Sayles might consider include average life, credit quality, effective duration, yield curve exposure and sector exposure, among others. The portfolio will not necessarily exhibit similarities with the Index for some or all risk characteristics. It is currently anticipated that the Fund's effective duration will be within +/- 1 year of the effective duration of the Index.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts

(including on a "to be announced" basis) or by using investment techniques such as buybacks and dollar rolls.

The Fund's investments may also include the following: U.S. Government securities, corporate debt securities, zero-coupon securities, step coupon securities, commercial paper, structured notes, other mortgage-related securities (including stripped mortgage-backed securities and mortgage dollar rolls), when-issued securities, and repurchase agreements. The Fund may engage in options and futures transactions, swap transactions and other derivative transactions.

The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

The Fund is "non-diversified." As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified.

As a temporary defensive measure, the Fund may invest any portion of its assets in cash, and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, or be otherwise unwilling or unable to meet their obligations to the Fund. This risk is generally more pronounced for funds that may invest a significant portion of their assets in non-investment grade securities.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political or economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic or currency changes or other issues related to foreign investing generally. Although the Fund will invest only in U.S. dollar-denominated securities, the value of these investments may be affected by changes in currency exchange rates. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
.. high yield securities risk - the risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell them.
.. inflation/deflation risk - inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. issuer risk - the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments in lower-quality fixed-income securities may be subject to fixed-income securities risk to a greater extent than in other fixed-income securities. An issuers to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities.
.. non-diversification risk - compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
.. non-U.S. risk - the risk that the value of the Fund's non-U.S. investments will fall as a result of non-U.S. political, social, or economic or currency changes.
.. Real estate investment trusts (REITs) risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies - small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, the performance of securities issued by small-cap companies can be more volatile than, and perform differently from, large capitalization securities.

For additional information, see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for the one-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total return for Institutional Class shares for the calendar year since its first full year of operations.

                                    [BAR CHART]
2007
----
5.06%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 1.99%, Third quarter of 2007, and the Fund's worst quarter was down 0.59%, Second quarter of 2007.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year and since inception periods compare to those of the Lehman Securitized Index, an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities. (the Fund's primary broad-based index). The returns of the Fund are also compared to the returns of the Lipper US Mortgage Funds Index, an unmanaged, equally weighted index of typically the 30 largest mutual funds within the US mortgage funds investment objective. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman Securitized

Index and the Lipper US Mortgage Funds Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------
                                                                            Since
                                                                          Inception
                                                                   1 Year (03/02/06)
------------------------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED ASSET FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                             5.06%    5.40%
   Return After Taxes on Distributions1                            3.08%    3.62%
   Return After Taxes on Distributions and Sale of Fund Shares1    3.26%    3.56%
LEHMAN SECURITIZED INDEX2                                          6.64%    6.04%
LIPPER US MORTGAGE FUNDS INDEX2                                    5.24%    5.11%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on the sale of Fund shares at the end of the measurement period.
2 Index returns reflect no deduction for fees, expenses or taxes. Since inception data for each index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the Funds. The Funds do not impose a sales charge, a redemption fee, or an exchange fee.(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM EACH FUND'S ASSETS, AS A PERCENTAGE OF DAILY NET ASSETS)


                                                             TOTAL      FEE
                                                            ANNUAL   REDUCTION/
                                     DISTRIBUTION            FUND     EXPENSE
                          MANAGEMENT   (12B-1)     OTHER   OPERATING REIMBURSE-   NET
                            FEES*        FEES     EXPENSES EXPENSES     MENT    EXPENSES
----------------------------------------------------------------------------------------
LOOMIS SAYLES HIGH INCOME
OPPORTUNITIES FUND          0.41%       0.00%      0.27%     0.68%     0.68%     0.00%
----------------------------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED
ASSET FUND                  0.21%       0.00%      0.14%     0.35%     0.35%     0.00%
----------------------------------------------------------------------------------------

* The amount under Management Fees reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the Funds (not the advisory fees charged for the entire "wrap-fee" program or for the investor's separate account with Loomis Sayles), and the amount under Other Expenses reflects the amount of operating expenses of the Funds which are paid for by Loomis Sayles. See Note 1 below.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in each Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so your actual costs and returns may be higher or lower, but based on these assumptions your costs would be:


                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------------------
LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND   $0     $0      $0       $0
----------------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED ASSET FUND           $0     $0      $0       $0
----------------------------------------------------------------------------

 (1)The tables show net fees and expenses of each Fund as 0%, reflecting the fact that each Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of each Fund. You should be aware, however, that shares of each Fund are available only to institutional investment advisory clients of Loomis Sayles and Natixis Asset Management Advisors, L.P. ("Natixis" Advisors") and to participants in certain approved "wrap-fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of

    Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors in turn pay fees to Natixis Advisors. "Wrap fee" program participants should read carefully the wrap-fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to Natixis Advisors. Investors pay no additional fees or expenses to purchase shares of the Funds. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Funds through a reduction in their net asset value. See the section "Management - Investment Adviser".

A "snapshot" of the Funds' investments may be found in the Funds' annual and semiannual reports. In addition, a list of the Funds' full portfolio holdings, which is updated monthly after an aging period of at least 30 days, will be available on the Funds' website at www.loomissayles.com (click on "Products", "Institutional", "Fixed Income" and then select the name of the Fund whose holdings you wish to view from the bottom left-hand corner). These holdings will remain accessible on the website until the Funds file their respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect the Funds' portfolios. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request. (See back cover.)

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-rated fixed-income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk.

Funds that invest in non-U.S. securities are subject to increased credit risk, for example, because of the difficulties of requiring non-U.S. entities to honor their contractual commitments and because a number of non-U.S. governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, non-U.S. currency are subject to currency risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index.

Examples of derivatives include options, futures, swap transactions, foreign transactions and foreign currency transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). A Fund also may use derivatives to earn income, enhance yield, or broaden the Fund's diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as liquidity risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices. The portfolio managers expect to use futures for, among other things, managing duration of a Fund's portfolio.

EMERGING MARKETS RISK

Economic And Political Risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than settlement of securities transactions in the U.S. Disruptions resulting from social and political factors may cause the securities markets in emerging markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to specific class of securities of an issuer that may have a less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in local markets in emerging market countries may require the Funds to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Funds.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The High Income Opportunities Fund is subject to this risk because it may invest up to 40% of its assets in securities of non-U.S. issuers. The Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a fund that invests in foreign securities could lose its entire investment.

As described further under "Emerging Markets Risk" above, funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability, and generally are subject to a greater degree to the risks generally applicable to foreign securities.

Although the Funds will invest only in U.S. dollar-denominated securities, the value of these securities may be adversely affected by changes in currency exchange rates.

NON DIVERSIFICATION RISK

Compared with other mutual funds, each Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, each Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

HIGH YIELD SECURITIES RISK

High yield securities are generally below investment grade quality. To be considered below investment grade quality, none of the three major rating agencies (Moody's, Fitch & S&P) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. These lower-rated securities, commonly known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

The prices of lower-rated securities have been found to generally be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic condition could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds, such Funds, that generally invest a significant portion of their respective assets in lower rated fixed-income securities or comparable unrated securities.

The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to if they invested in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities because the value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets, previously invested in these types of securities in fixed-income securities with lower interest rates.

The Funds also face increased interest rate risk when they invest in interest-only securities or fixed-income securities paying no current interest, such as zero-coupon securities, principal-only securities, and fixed-income securities paying non-cash interest in the form of other fixed-income securities.

ISSUER RISK

The value of a Fund's investments may decline for a number of reasons which directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. Because asset-backed securities are typically pools of other securities or assets, this risk also relates to the issuer of securities backing the asset-backed securities in which the Fund invests.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. A Fund will face this risk if it creates leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues can also make it difficult to value a Fund's investments, which also could have an effect on net asset value. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. The Funds are subject to management risk because they are actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

Market risk is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but other companies in its industry or in a number of different industries, such as increases in production costs. The value of a Fund's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact a Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments and resulting amounts available for reinvestment by the Funds, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

MORTGAGE DOLLAR ROLLS RISK

A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REITS RISK

REAL ESTATE INVESTMENT TRUSTS ("REITS") RISK: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the "Code") and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreements maturing in more than seven days may be considered illiquid securities.

The Funds may enter into reverse repurchase agreements, subject to each Fund's respective limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Funds will segregate assets determined to be liquid by Loomis Sayles to cover their obligations under reverse repurchase agreements. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Funds.

SECURITIES LENDING

The Funds may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although each Fund remains obligated to return the collateral amount to the buyer upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

SMALLER CAPITALIZATION COMPANIES RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

STRUCTURED NOTES

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risks, such as market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, the Funds may be permitted to invest their daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("Natixis Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Natixis Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for Natixis Cash Management Trust-Money Market Series, which is advised by Natixis Advisors and sub-advised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis Asset Management US Group, L.P. ("Natixis Asset Management US Group") (formerly IXIS Asset Management North America, L.P.), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Dreman Value Management, LLC ("Dreman"), Gateway Investment Advisors, LLC, Harris Associates L.P., Hansberger Global Investors, Inc., BlackRock Investment Management, LLC ("BlackRock"), Vaughan Nelson

Investment Management, L.P., Westpeak Global Advisors, L.P. and Gateway Investment Advisers, LLC. Each of these advisers and subadvisers (except for Dreman and BlackRock) are subsidiaries of Natixis Asset Management US Group and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis Asset Management US Group. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Funds. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Asset Management US Group which is part of Natixis Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the U.S. with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to each Fund.

As previously described in the "Expenses of the Funds" section, an investor will either pay a "wrap" fee to the program sponsor and such sponsor will pay a fee to Natixis Advisors, or the investor, such as an institutional client of Loomis Sayles or Natixis Advisors, will pay a fee to Loomis Sayles or Natixis Advisors under a separate client agreement for advisory services. The Funds do not pay Loomis Sayles a monthly investment advisory fee, also known as management fees, for investment advisory services and, except as described below, Loomis Sayles pays the other ordinary expenses of the Funds.

The Funds are each a series of Loomis Sayles Funds I (the "Trust"). The Trust and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Funds to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Funds; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Fund's investment advisory contracts is available in the Funds' annual report for the fiscal year ended September 30, 2007.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan

Matthew J. Eagan has served as portfolio manager of the LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND since its inception. Mr. Eagan serves as Vice President and Portfolio Manager of Loomis Sayles. He has over 18 years of investment experience. Mr. Eagan joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University and holds the designation of Chartered Financial Analyst.

Daniel J. Fuss

Daniel J. Fuss has served as portfolio manager of the LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND since its inception. Mr. Fuss has been at Loomis Sayles since 1976 and is currently a Vice Chairman, Director and Managing Partner. He has over 49 years of investment experience. He graduated from Marquette University (B.S. and M.B.A.) and holds the designation of Chartered Financial Analyst.

Kathleen C. Gaffney

Kathleen C. Gaffney has served as portfolio manager of the LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND since its inception. Ms. Gaffney joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts at Amherst and has over 23 years of investment experience. She also holds the designation of Chartered Financial Analyst.

Fan Hu

Fan Hu has served as portfolio manager of the LOOMIS SAYLES SECURITIZED ASSET FUND since April 2006. Ms. Hu, Vice President of Loomis Sayles, began her investment career in 1997 and joined Loomis Sayles in 2006. Prior to joining Loomis Sayles, Ms. Hu was Vice President and mortgage-backed securities strategist at Columbia Management Group (or its predecessor) from 1998 to 2006. She received a B.A. from Nankai University in Tianjin, China, an M.S. from Montana State University and a Ph.D. from North Carolina State University.
Ms. Hu is a Chartered Financial Analyst and has over 10 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has served as portfolio manager of the LOOMIS SAYLES SECURITIZED ASSET FUND since its inception. Mr. Rowe joined Loomis Sayles in 1992 and has over 16 years of investment experience. Prior to serving as a portfolio manager, Mr. Rowe was a trader with Loomis Sayles. Mr. Rowe received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst.

Elaine M. Stokes

Elaine M. Stokes has served as portfolio manager of the LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND since its inception. Ms. Stokes serves as a Vice President and Portfolio Manager of Loomis Sayles. She has over 20 years of investment experience. Ms. Stokes joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" ("NAV") is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund's Board of Trustees as summarized below:

.. A share's net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."1

.. Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agents "in good order." If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day's net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer. PLEASE CONTACT YOUR INVESTMENT DEALER TO DETERMINE WHETHER IT HAS ENTERED INTO SUCH A CONTRACTUAL AGREEMENT. IF YOUR INVESTMENT DEALER HAS NOT ENTERED INTO SUCH A CONTRACTUAL AGREEMENT, YOUR ORDER WILL BE PROCESSED AT THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR INVESTMENT DEALER SUBMITS THE ORDER
   TO THE FUND.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

1 Please see the section, "How to Purchase Shares", which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Fund or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

..  SHORT-TERM OBLIGATIONS (PURCHASED WITH AN ORIGINAL OR REMAINING MATURITY OF
   LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless a Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time a Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

.. OPTIONS -- The Funds generally value exchange traded options at the average of the closing bid and asked quotations.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

HOW TO PURCHASE SHARES

An investor may purchase Fund shares at net asset value without a sales charge or other fee.

SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY TO INVESTORS IN "WRAP FEE" PROGRAMS APPROVED BY NATIXIS ADVISORS AND/OR LOOMIS SAYLES AND TO INSTITUTIONAL ADVISORY CLIENTS OF LOOMIS SAYLES OR NATIXIS ADVISORS THAT, IN EACH CASE, MEET THE FUNDS' POLICIES AS ESTABLISHED BY LOOMIS SAYLES.

A purchase order received by Boston Financial Data Services, Inc., the Funds' transfer agent (the "Transfer Agent"), prior to the close of regular trading on the NYSE (normally 4:00 p.m., eastern time), on a day the Funds are open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the NYSE will be effected at the net asset value determined on the next business day. The Funds are "open for business" on each day the NYSE is open for trading. Purchase orders will be accepted only on days on which the Funds are open for business.

Additional shares can be purchased if authorized by Natixis Advisors or Loomis Sayles and payment must be wired in federal funds to the Transfer Agent except when shares are purchased in exchange for securities acceptable to the Fund.

Purchases of a Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Transfer Agent.

Subject to the approval of each Fund, an investor may purchase Institutional Class shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. Each Fund reserves the right to amend or terminate this practice at any time.

Please see the section "Restrictions on Buying and Selling Shares" below for more information.

HOW TO REDEEM SHARES

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or by contacting Loomis Sayles, Natixis Advisors or the Transfer Agent for non-wrap program shareholders.

Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt of a redemption request by the Transfer Agent. A redemption request received by the Transfer Agent prior to the close of regular trading on the NYSE, on a day the Funds are open for business, is effected at that day's net asset value. A redemption request received after that time is effected at the next business day's net asset value per share. Redemption proceeds normally will be wired within one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only. The Funds may suspend the right of redemption or postpone the payment date at times when the NYSE is closed, or during certain other periods as permitted under the federal securities laws.

The Funds and the Distributor reserve the right to redeem shares of any shareholder investing through a wrap program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap sponsor is no longer approved by Loomis Sayles or Natixis Advisors. The sponsor will receive advance notice of any such mandatory redemption. Similarly, the Funds and the Distributor may redeem shares of any shareholder who no longer participates in an approved wrap program (for example, by withdrawing from the program). The Funds and the Distributor each reserve the right to redeem any shareholder for which Loomis Sayles or Natixis Advisors ceases to act as investment adviser. In addition, the Funds and the Distributor each reserve the right to redeem any shareholder if the shareholder's continued investment in the Funds becomes inconsistent with each Fund's policies, as established by Loomis Sayles.

It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, each Fund reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Funds in lieu of cash. When shares are redeemed in kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution. Each Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of each Fund's net assets during any 90-day period for any one registered investment adviser.

OTHER PURCHASE AND REDEMPTION INFORMATION

Each Fund reserves the right to create investment minimums in its sole discretion.

The Funds will accept accounts only from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

The Funds are required by federal regulations to obtain certain personal information from an investor and to use that information to verify an investor's identity. A Fund may not be able to open an investor's account if the requested information is not provided to the Fund or its delegate. THE FUNDS RESERVE THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUNDS DEEM NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF AN INVESTOR'S IDENTITY IS NOT VERIFIED.

RESTRICTIONS ON BUYING AND SELLING SHARES

Frequent purchases and redemptions of a Fund's shares by shareholders may present certain risks for other shareholders in the Funds. This includes the risk of diluting the value of a Fund's shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Funds discourage excessive, short-term trading that may be detrimental to the Funds and their shareholders. The Funds' Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under "How to Redeem Shares."

LIMITS ON FREQUENT TRADING Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in a Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

ACCOUNTS HELD BY FINANCIAL INTERMEDIARIES. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Funds generally declare and pay such dividends monthly. Each Fund also distributes all of its net capital gains realized after applying any capital loss carryforwards from the sale of portfolio securities. Any capital gains distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. The Trustees may change the frequency with which a Fund declares or pays dividends.

You may choose to:

.. Reinvest all distributions in additional shares of the Funds; or .. Have proceeds sent by wire to the bank account of record for the amount of the distribution.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

TAXATION OF FUND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by a Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is paid shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the

Fund has paid a dividend. Investors in tax-advantaged retirement accounts generally do not need to be concerned about this.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

For taxable years beginning before January 1, 2011 long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% brackets. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

SALES OR EXCHANGE OF FUND SHARES. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for another Natixis Advisor Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of gain or loss. Gains from selling shares held for more than one year generally are taxed at long-term capital gains rates, assuming such shares are held as capital assets, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. Each Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder who is not a "U.S. person" within the meaning of the Code (such shareholder, a "Foreign Person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds are not required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a Foreign Person, and (ii) net short-term capital gains in excess of net long-term capital losses in each case to the extent such distributions are properly designated by the Funds. Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. At the time of this filing, it is unclear whether the legislation will be enacted. The Funds do not intend to make such designations.

In certain circumstances, dividends or distributions paid to foreign persons that are attributable to gains from the sale or exchange of U.S. real property interests may be subject to withholding of U.S. federal income tax. Prior to January 1, 2008, no withholding generally is required with respect to amounts paid or deemed paid in redemption of shares of a Fund that is a U.S. real property holding company and is also domestically controlled. Pending legislation would extend the exemption from withholding until January 1, 2009. At the time of this filing, it is unclear whether the legislation will be enacted.

BACKUP WITHHOLDING. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI and both are available free of charge upon request from the Distributor.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                Income (loss) from
                              Investment Operations               Less Distributions
                       ------------------------------------ ------------------------------
             Net asset
               value                               Total      Dividends     Distributions
             beginning    Net      Net realized     from         from          from net
              of the   investment and unrealized investment net investment     realized
              period   income(e)   gain (loss)   operations     income     capital gains(g)
-------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITIES FUND

INSTITUTIONAL CLASS
9/30/2007     $10.39     $0.77        $ 0.01(i)    $0.78        $(0.75)         $(0.00)
9/30/2006      10.50      0.76         (0.10)       0.66         (0.73)          (0.04)
9/30/2005      10.32      0.78          0.17        0.95         (0.77)             --
9/30/2004(a)   10.00      0.33          0.25        0.58         (0.26)             --

SECURITIZED ASSET FUND

INSTITUTIONAL CLASS
9/30/2007     $10.13     $0.55        $(0.10)      $0.45        $(0.51)         $(0.00)
9/30/2006(f)   10.00      0.30          0.02        0.32         (0.19)             --



(a) For the period April 12, 2004 (commencement of operations) through September 30, 2004. (b) Periods less than one year, if applicable, are not annualized. (c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund. (d) Annualized for periods less than one year, if applicable. (e) Per share net investment income has been calculated using the average shares outstanding during the period. (f) For the period March 2, 2006 (commencement of operations) through September 30, 2006. (g) Amount rounds to less than $0.01 per share, if applicable. (h) Portfolio turnover rate has been recalculated to conform with current presentation. (i) The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the fund.

                                                      Ratios to Average Net Assets
                                                 --------------------------------------
              Net asset
               value,                Net assets,
               end of                end of the                  Gross                  Portfolio
    Total        the       Total       period         Net       expenses Net investment turnover
distributions  period   return(%)(b)   (000's)   expenses(%)(c)  (%)(c)  income (%)(d)  rate (%)
-------------------------------------------------------------------------------------------------

   $(0.75)     $10.42       7.7       $ 84,073         --          --         7.35         29
    (0.77)      10.39       6.6         42,847         --          --         7.36         26
    (0.77)      10.50       9.5         13,115         --          --         7.40         22
    (0.26)      10.32       5.9          9,079         --          --         7.03         45


   $(0.51)     $10.07       4.6       $347,153         --          --         5.43         73
    (0.19)      10.13       3.3         70,993         --          --         3.02         55(h)

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about the Funds' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.
To order a free copy of the Funds' annual or semiannual reports or their SAI, to request other information about a Fund and to make shareholder inquiries generally contact your financial adviser or Loomis Sayles at 800-343-2029. The Funds do not make their SAI, annual reports or semiannual reports available through a web site due to the limited eligibility for purchasing Fund shares. Information about the Funds, including their reports and SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.
PORTFOLIO HOLDINGS A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
Natixis Distributors, L.P., an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the Financial Industry Regulatory Authority. ("FINRA"). As a service to investors, the FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its web site at www.FINRA.org.
Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

[LOGO]

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                             M-LSH051-0208
File No. 811-8282

                                       [GRAPHIC]


                                       [GRAPHIC]





                                                LOOMIS SAYLES FIXED INCOME FUND

                                   LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

[LOGO]

                                                  PROSPECTUS . FEBRUARY 1, 2008

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Fixed Income Fund                           1
 Loomis Sayles Institutional High Income Fund              5
 Loomis Sayles Intermediate Duration Fixed Income Fund     9
 Loomis Sayles Investment Grade Fixed Income Fund         13

FEES AND EXPENSES OF THE FUNDS                            17

SUMMARY OF PRINCIPAL RISKS                                19

MANAGEMENT                                                29
 Investment Adviser                                       29
 Portfolio Managers                                       29
 Other Fees                                               31

GENERAL INFORMATION                                       32
 How Fund Shares Are Priced                               32
 Accessing Your Account Information                       34
 How to Purchase Shares                                   34
 How to Redeem Shares                                     37
 How to Exchange Shares                                   40
 Restrictions on Buying, Selling and Exchanging Shares    40
 Dividends and Distributions                              42
 Tax Consequences                                         42

FINANCIAL HIGHLIGHTS                                      45

To learn more about the principal risks of investing in the Funds, please refer to the section "Summary of Principal Risks." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

RISK/RETURN SUMMARY

LOOMIS SAYLES FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest up to 35% of its assets in lower quality fixed income securities (commonly known as "junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis, Sayles & Company, L.P. ("Loomis Sayles") will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero-coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, including mortgage dollar rolls, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political or economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes or other issues relating to foreign investing generally.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent than other fixed income securities. The ability of the issuer to make principal and interest payments is predominantly speculative for lower quality fixed income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may be otherwise available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total return for Institutional Class shares for each of the last ten calendar years.1

                                [CHART]

1998    1999    2000    2001    2002    2003     2004     2005    2006    2007
----    ----    ----    ----    -----   -----    -----    ----    -----   ----
3.33%   2.48%   9.04%   9.22%   12.55%  24.80%   10.26%   1.80%   8.94%  10.39%




The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 12.55% (Second quarter 2003) and the Fund's worst quarter was down 4.39% (Third quarter 1998).

1 The Fund was registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933, as amended, (the "Securities Act") on March 7, 1997.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year, ten-year and since inception periods compare to those of the Lehman U.S. Government/Credit Index, an unmanaged index which includes Treasuries and agencies, as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

----------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (1/17/95)1
----------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                9.16%  12.93%   9.13%     10.86%
   Return After Taxes on Distributions/2/             6.36%  10.04%   6.06%      7.73%
   Return After Taxes on Distributions and Sale of
   Fund Shares/2/                                     5.97%   9.50%   5.93%      7.50%
LEHMAN U.S. GOVERNMENT/CREDIT INDEX/3/                7.23%   4.44%   6.01%      6.91%

1 The Fund was registered under the 1940 Act and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act on March 7, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will invest primarily in lower quality fixed-income securities (commonly known as "junk bonds") and other securities that are expected to produce a relatively high level of income (including income producing preferred stocks and common stocks). The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency transactions, and swap transactions.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments and high quality debt securities as

Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, or otherwise be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political or economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes or other issues relating to foreign investing generally.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent than other fixed income securities. The ability of the issuer to make principal and interest payments is predominantly speculative for lower-quality fixed income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may be otherwise available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total return for Institutional Class shares for each of the last ten calendar years.1

                                    [CHART]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -8.87%  15.99%  -5.73%  0.23%  -0.20%   48.01%  14.18%  6.43%   16.33%  3.89%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 15.01% (Second quarter 2003) and the Fund's worst quarter was down 16.42% (Third quarter 1998).

1 The Fund was registered under the 1940 Act and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act on March 7, 1997.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year, ten-year and since inception periods compare to those of the Lehman High Yield Index, an unmanaged index that covers the universe of fixed rate, non-investment grade debt. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman High Yield Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                               1 Year 5 Years 10 Years (6/5/96)1
--------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
INSTITUTIONAL CLASS
   Return Before Taxes                         3.89%  16.80%   8.04%     8.38%
   After Taxes on Distributions2               1.38%  13.93%   4.10%     4.43%
   After Taxes on Distributions and Sale of
   Fund Shares2                                2.90%  13.03%   4.27%     4.57%
LEHMAN HIGH YIELD INDEX3                       1.87%  10.90%   5.51%     6.58%

1 The Fund was registered under the 1940 Act and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its net assets (plus any borrowing made for investment purposes) in investment grade fixed-income securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund's weighted average duration is generally two to five years.

The Fund will purchase only investment grade fixed-income securities. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has fallen below investment grade), the Fund will not be obligated to dispose of the security and may continue to hold the security if Loomis Sayles believes the investment is appropriate.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may engage in futures transactions.

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero-coupon securities, mortgage-backed securities and other, asset-backed securities, Real estate investment trusts ("REITs"), Rule 144A securities, and convertible securities.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, or otherwise be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes or other issues relating to foreign investing generally.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations.

                                    [CHART]

     1999  2000   2001   2002   2003   2004   2005   2006   2007
     ----  ----   ----   ----   ----   ----   ----   ----   ----
    3.28%  8.85% 10.08%  4.13%  8.26%  3.35%  1.30%  4.44%  5.71%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.17% (First quarter 2001) and the Fund's worst quarter was down 2.63% (Second quarter 2004).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Lehman U.S. Government/Credit Intermediate Index, an unmanaged index that includes securities which have a remaining maturity of 1-10 years, including Treasuries and agencies, as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman U.S. Government/Credit Intermediate Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                                   1 Year 5 Years (1/28/98)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                             5.71%   4.59%    5.27%
   Return After Taxes on Distributions1                            3.87%   2.80%    3.09%
   Return After Taxes on Distributions and Sale of Fund Shares1    3.68%   2.87%    3.15%
LEHMAN U.S. GOVERNMENT/CREDIT INTERMEDIATE INDEX2                  7.39%   4.06%    5.67%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
2 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed income securities. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest up to 10% of its assets in lower rated fixed-income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may engage in futures transactions.

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero-coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, REITs, Rule 144A securities and structured notes.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, or otherwise be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent than other fixed- income securities. The ability of the issuer to make principal and interest payments is predominantly speculative for lower quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1

                                    [CHART]

   1998   1999   2000   2001    2002     2003    2004    2005    2006    2007
   ----   ----   ----   ----    ----     ----    ----    ----    ----    ----
  3.33%   2.48%  9.04%  9.22%  12.55%   24.80%  10.26%   1.80%   8.94%  10.39%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 11.98% (Second quarter 2003) and the Fund's worst quarter was down 3.67% (Third quarter 1998).

1 The Fund was registered under the 1940 Act and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act on March 7, 1997.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year, ten-year and since inception periods compare to those of the Lehman U.S. Government/Credit Index, an unmanaged index which includes Treasuries and agencies as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (7/1/94)1
---------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                10.39% 10.99%   9.11%    10.42%
   Return After Taxes on Distributions2                7.84%  8.16%   6.16%     7.34%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                        6.70%  7.93%   6.06%     7.16%
LEHMAN U.S. GOVERNMENT/CREDIT INDEX3                   7.23%  4.44%   6.01%     6.82%

1 The Fund was registered under the 1940 Act and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act on March 7, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

None of the Funds impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                                 TOTAL
                                                                ANNUAL      FEE
                                                                 FUND    REDUCTION/
                            MANAGEMENT DISTRIBUTION   OTHER    OPERATING REIMBURSE-   NET
FUND                           FEES    (12B-1) FEES  EXPENSES  EXPENSES     MENT    EXPENSES
--------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME
FUND1                         0.50%       0.00%          0.10%   0.60%     0.00%     0.60%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL
HIGH INCOME FUND2             0.60%       0.00%     0.16%/(a)/   0.76%     0.00%     0.76%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE
DURATION FIXED INCOME FUND3   0.25%       0.00%          0.36%   0.61%     0.21%     0.40%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT
GRADE FIXED INCOME FUND4      0.40%       0.00%          0.13%   0.53%     0.00%     0.53%
--------------------------------------------------------------------------------------------

(a) Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
/1/ Loomis Sayles has given a binding contractual undertaking to limit the amount of the Loomis Sayles Fixed Income Fund's total fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organization and extraordinary expenses, such as litigation and indemnification, to 0.65% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2009 and is reevaluated on an annual basis.
/2/ Loomis Sayles has given a binding contractual undertaking to limit the amount of the Loomis Sayles Institutional High Income Fund's total fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organization and extraordinary expenses, such as litigation and indemnification, to 0.75% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2009 and is reevaluated on an annual basis.
/3/ Loomis Sayles has given a binding contractual undertaking to limit the amount of the Loomis Sayles Intermediate Duration Fixed Income Fund's total fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organization and extraordinary expenses, such as litigation and indemnification, to 0.40% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2009 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
/4/ Loomis Sayles has given a binding contractual undertaking to limit the amount of the Loomis Sayles Investment Grade Fixed Income Fund's total fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organization and extraordinary expenses, such as litigation and indemnification, to 0.55% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2009 and is reevaluated on an annual basis.

Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

EXAMPLE

This example*, which is based upon the expenses shown in the "Total Annual Fund Operating Expenses" column, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
.. You invest $10,000 in the Funds for the time periods indicated; .. Your investment has a 5% return each year;
.. The Funds' operating expenses remain the same; and .. All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


FUND                                                  1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-----------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                         $61     $192     $335     $750
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND            $78     $243     $422     $942
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND   $41     $174     $319     $742
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND        $54     $170     $296     $665
-----------------------------------------------------------------------------------------

* The example for Loomis Sayles Intermediate Duration Fixed Income Fund is based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining years. The examples for Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund are based on the Total Annual Fund Operating Expenses for all periods.

A "snapshot" of the Funds' investments will be found in the Funds' annual and semiannual reports. In addition, a list of the Funds' full portfolio holdings, which is updated monthly after an aging period of at least 30 days, will be available on the Funds' website at www.loomissayles.com (click on "Investor Type," "Individual Investors" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Funds' top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Investor Type," "Individual Investors"" select the name of the Fund whose holdings you wish to review and then "Portfolio"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Funds' current annual or semiannual report.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request. (See back cover.)

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, the issuer or guarantor of a security backing the asset-backed securities in which a Fund invests, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions. Funds that may invest in lower rated fixed-income securities (commonly known as "junk bonds") are subject to greater credit risk and market risk than funds that invest in higher quality fixed-income securities. Lower rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Each Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions.

Funds that invest in certain of the U.S. Government securities, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued by the U.S. Treasury.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk.

Funds that may invest in foreign securities are subject to increased credit risk, for example, because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The portfolio managers expect to use futures for the purpose of managing the duration of each Fund's portfolio. Each Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). A Fund also may use derivatives to earn income, enhance yield, or broaden the Fund's diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as liquidity risk, the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of a Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOCUSED INVESTMENT RISK

This is the risk that a Fund that invests a greater percentage of its assets in a particular issuer or a small number of industries may have more risk compared with other mutual funds. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers located or who do business in foreign countries. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income producing securities (such as preferred stock). Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline. Even Funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed-income securities ("junk bonds") or comparable unrated securities.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

Funds also face increased interest rate risk when they invest in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities) interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities because the prices of those types of securities tend to react more to changes in interest rates.

IPO RISK

Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund's investment in IPO securities may have a significant impact on such Fund's performance and may result in significant capital gains.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

LOWER QUALITY FIXED INCOME SECURITIES RISK

Lower quality fixed-income securities, also known as "junk bonds," are below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered below investment grade quality, none of the three major rating agencies (Moody's Investors Services, Inc., Fitch Investor Services, Inc. or Standard and Poor's Ratings Group) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and a Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, a Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of a Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a Fund's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

MORTGAGE-RELATED SECURITIES RISK

Certain Funds may invest in mortgage-related securities, such as Government National Mortgage Association or Federal National Mortgage Association certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

MORTGAGE DOLLAR ROLLS RISK

A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REAL ESTATE INVESTMENT TRUST RISK

The Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), as amended, and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreement maturing in more than seven days may be considered illiquid securities.

SECURITIES LENDING

Each Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

STRUCTURED NOTES

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("Natixis Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Natixis Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for Natixis Cash Management Trust-Money Market Series, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis Global Asset Management, L.P. (herein referred to as "Natixis Global Asset Management"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC ("BlackRock"), Dreman Value Management LLC ("Dreman"), Gateway Investment Advisors, LLC, Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis Global Asset Management and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis Global Asset Management. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, which is part of Natixis Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles and is one of the oldest investment firms in the U.S. with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to the Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2007 as a percentage of each Funds' average daily net assets were:


FUND                                                  AGGREGATE ADVISORY FEE
----------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                               0.50%
----------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund                  0.60%
----------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund         0.25%
----------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund              0.40%
----------------------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees when approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2007.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate Portfolio Managers are actively involved in formulating the overall strategy for the Funds they manage but are not the primary decision makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Neil A. Burke has served as a co-portfolio manager of the LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND since December 2005. Mr. Burke is a Vice President of Loomis Sayles. He began his investment career in 1991 and has been at Loomis Sayles since 1997. Mr. Burke received a B.A. from the Catholic University of America and an M.B.A. from Boston College, and has over 15 years of investment experience.

Matthew J. Eagan has served as an associate portfolio manager of the LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND since September 2006 and the LOOMIS SAYLES FIXED INCOME FUND and the LOOMIS SAYLES INSTITUTIONAL HIGH INCOME

FUND since February 2007. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Daniel J. Fuss has served as portfolio manager of the LOOMIS SAYLES FIXED
INCOME FUND, LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND and LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND since the inception of each Fund. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 49 years of investment experience.

Kathleen C. Gaffney has served as an associate portfolio manager of the LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND since September 2006 and the LOOMIS SAYLES FIXED INCOME FUND and the LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND since February 2007. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts. Ms. Gaffney holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Steven J. Kaseta has served as a co-portfolio manager of the LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND since February 2002. Mr. Kaseta is a Vice President of Loomis Sayles. He began his investment career in 1982 and has been at Loomis Sayles since 1994. Mr. Kaseta holds the designation of Chartered Financial Analyst. He received an A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania, and has over 25 years of investment experience.

Richard Raczkowski has served as a co-portfolio manager of the LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND since December 2005. Mr. Raczkowski is a Vice President of Loomis Sayles. He began his investment career in 1985 and has been at Loomis Sayles since 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University, and has over 22 years of investment experience.

Clifton V. Rowe has served as portfolio manager of the LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND since December 2005. Mr. Rowe is a Vice President of Loomis Sayles. He began his investment career in 1992 and has been at Loomis Sayles since 1992. Mr. Rowe holds the designation of Chartered Financial Analyst. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago, and has over 15 years of investment experience.

Elaine M. Stokes has served as an associate portfolio manager of the LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND since September 2006 and the LOOMIS SAYLES FIXED INCOME FUND and the LOOMIS SAYLES INSTITUTIONAL HIGH INCOME

FUND since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 20 years of investment experience.

Please see the SAI for information on the Portfolio Managers' compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

OTHER FEES

Natixis Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for these customers' accounts, although this continuing fee is paid by Natixis Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" ("NAV") is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund's Board of Trustees as summarized below:

.. A share's net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order1."

.. Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent "in good order." If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day's net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value and transmitted to the Distributor prior to 9:30 a.m. on the next business day, are processed at the net asset value determined on the day the order was received by your investment dealer. PLEASE CONTACT YOUR INVESTMENT DEALER TO DETERMINE WHETHER IT HAS ENTERED INTO SUCH A CONTRACTUAL AGREEMENT. IF YOUR INVESTMENT DEALER HAS NOT ENTERED INTO SUCH A CONTRACTUAL AGREEMENT, YOUR ORDER WILL BE PROCESSED AT THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR INVESTMENT DEALER SUBMITS THE ORDER
   TO THE FUND.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares".

1 Please see the "How to Purchase Shares" section which provides additional information regarding who can receive a purchase order.

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

..  SHORT-TERM OBLIGATIONS (PURCHASED WITH AN ORIGINAL OR REMAINING MATURITY OF
   60 DAYS OR LESS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

.. OPTIONS -- The Funds generally value exchange traded options at the average of the closing bid and asked quotations.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, a statement of additional information, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 399 Boylston Street, Boston, MA 02116 (800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address, and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       ABA No. 011000028
       DDA 9904-622-9
       (Your account number)
       (Your name)
       (Name of Fund)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege from www.loomissayles.com click on "Account Access," then click on the appropriate user type and follow the instructions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, starter checks and credit card convenience checks will not be accepted. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the check has cleared or the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except as otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

The following table shows the minimum initial investment for each Fund.


FUND                                                  MINIMUM INITIAL INVESTMENT
--------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                               $3,000,000
--------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund                  $3,000,000
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund              $3,000,000
--------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund         $2,000,000
--------------------------------------------------------------------------------

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, you may obtain retirement forms online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330.

Each subsequent investment must be at least $50,000. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Fund's transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase shares of the Funds offered through this prospectus below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. Accounts held through intermediaries regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account type, the Fund may redeem your remaining shares and send the proceeds to you. Accounts associated with defined contribution plans are exempted from the minimum balance fee and liquidation.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open either through your financial advisor or directly from the Fund. Shares purchased by check are redeemable, although each Fund may withhold payment until the purchase check has cleared. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV (less any applicable charges). Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV (less any applicable charges). Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV(less any applicable charges). Your redemptions will generally be sent to you via first class mail within three business days after your request is received in good order.

You may make redemptions directly from each Fund in several ways.

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchange online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account, or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

.. BY WIRE Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

.. BY ACH For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the address of record.
..  If the account registration or bank account information has changed within the past 30 days.
.. If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange the shares of your Fund, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares or for Class A shares of Natixis Cash Management Trust, a money market fund that is advised by Natixis Asset Management Advisors, L.P., an affiliate of Loomis Sayles. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone or through your online account at www.loomissayles.com, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to a Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under "How to Redeem Shares."

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

ACCOUNTS HELD BY FINANCIAL INTERMEDIARIES. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes substantially all of its net capital gains realized after applying any capital loss carry forwards.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends.

The table below provides further information about each Fund's dividend policy.


FUND                                                             DIVIDEND POLICY
--------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                       Generally, declares and pays dividends
Loomis Sayles Institutional High Income Fund          annually
--------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund Generally, declares and pays dividends
Loomis Sayles Investment Grade Fixed Income Fund      monthly
--------------------------------------------------------------------------------------------

You may choose to:

.. reinvest all distributions in additional shares; or .. have checks sent to the address of record for the amount of distribution or have the distribution transferred through ACH to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-US, state, or local tax consequences.

Each Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Because all of the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments and foundations, they are not managed with a view to reducing taxes.

Unless otherwise noted, the discussion below, to the extent describing shareholder-level tax consequences, pertains solely to taxable shareholders.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by a Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over, net long-term capital losses will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is paid shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts generally do not need to be concerned about this.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to shareholders in the 15% and 10% rate brackets. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

Sale or Exchange of Fund Shares. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Gains from selling shares held for more than one year generally are taxed at long-term capital gain rates, assuming such shares are held as capital assets, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required to liquidate investments, including times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding. In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Foreign Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. At the time of this filing, it is unclear whether the legislation will be enacted. The Funds do not intend to make such designations.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in each Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                             Income (Loss) from
                           Investment Operations              Less Distributions
                    ------------------------------------ ----------------------------
          Net asset
           value,                               Total      Dividends    Distributions
          beginning    Net      Net realized     from         from        from net
           of the   investment and unrealized investment net investment   realized
           period   income(c)   gain (loss)   operations     income     capital gains
-------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $13.89     $0.83        $0.67        $1.50        $(0.90)         $--
9/30/2006   13.88      0.74         0.30         1.04         (1.03)          --
9/30/2005   13.93      0.75         0.58         1.33         (1.38)          --
9/30/2004   13.24      0.82         0.79         1.61         (0.92)          --
9/30/2003   10.95      0.84         2.40         3.24         (0.95)          --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized. (b) The adviser has agreed to reduce/reimburse a portion of the Fund's expense during the period. Without this reduction/reimbursement, if any, the Fund's ratio of expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Includes expense recapture of 0.00%.

                                                                  Ratios to Average Net Assets
                                                             ---------------------------------------
                         Net asset
                          value,                 Net assets,                                 Net
                          end of                   end of                                 investment Portfolio
    Total     Redemption    the        Total     the period        Net          Gross       income   turnover
distributions    fees     period   return (%)(a)   (000's)   expenses (%)(b) expenses (%) (loss) (%) rate (%)
--------------------------------------------------------------------------------------------------------------

   $(0.90)       $--      $14.49       11.3       $605,100        0.60           0.60        5.96       22
    (1.03)        --       13.89        8.1        456,011        0.60(d)        0.60(d)     5.48       40
    (1.38)        --       13.88        9.9        444,552        0.65           0.65        5.47       34
    (0.92)        --       13.93       12.6        358,652        0.65           0.66        6.17       35
    (0.95)        --       13.24       31.5        412,521        0.65           0.67        7.03       33

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                             Income (Loss) from
                           Investment Operations              Less Distributions
                    ------------------------------------ ---------------------------
          Net asset
           value,                               Total      Dividends    Distributions
          beginning    Net      Net realized     from         from        from net
           of the   investment and unrealized investment net investment   realized
           period   income(c)   gain (loss)   operations     income     capital gains
-------------------------------------------------------------------------------------

INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $ 8.11     $0.55        $ 0.30       $0.85        $(0.51)       $   --
9/30/2006    7.80      0.50          0.34        0.84         (0.53)           --
9/30/2005    7.50      0.55          0.39        0.94         (0.64)           --
9/30/2004    6.91      0.55          0.66        1.21         (0.62)           --
9/30/2003    4.81      0.59          1.69        2.28         (0.18)           --

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $ 9.50     $0.45        $(0.01)      $0.44        $(0.47)       $   --
9/30/2006    9.60      0.42         (0.07)       0.35         (0.45)       $   --
9/30/2005    9.92      0.40         (0.25)       0.15         (0.45)        (0.02)
9/30/2004   10.10      0.45         (0.10)       0.35         (0.53)           --
9/30/2003    9.62      0.51          0.49        1.00         (0.52)           --

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2007  $12.63     $0.70        $ 0.53       $1.23        $(0.90)       $   --
9/30/2006   13.28      0.60          0.22        0.82         (0.92)        (0.55)
9/30/2005   13.54      0.57          0.27        0.84         (0.83)        (0.27)
9/30/2004   13.38      0.67          0.75        1.42         (0.88)        (0.38)
9/30/2003   11.56      0.77          1.87        2.64         (0.78)        (0.04)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized (b) The adviser has agreed to reduce/reimburse a portion of the Fund's expense during the period. Without this reduction/reimbursement, if any, the Fund's ratio of expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share, if applicable. (e) Includes expense recapture of 0.00%. (f) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund decreased its net expense limitations to 0.40% from 0.45%. (g) Includes expense recapture of 0.01%.

                                                                  Ratios to Average Net Assets
                                                             ---------------------------------------
                         Net asset
                          value,                 Net assets,                                 Net
                          end of                 end of the                               investment Portfolio
    Total     Redemption    the        Total       period          Net          Gross       income   turnover
distributions  fees(d)    period   return (%)(a)   (000's)   expenses (%)(b) expenses (%) (loss) (%) rate (%)
--------------------------------------------------------------------------------------------------------------


   $(0.51)      $  --     $ 8.45       10.8       $187,568        0.75(g)        0.75(g)     6.60       31
    (0.53)         --       8.11       11.6        141,318        0.75           0.79        6.40       23
    (0.64)         --       7.80       13.0        110,533        0.75           0.82        7.24       22
    (0.62)         --       7.50       18.1         97,109        0.75           0.88        7.66       59
    (0.18)       0.00       6.91       48.7         86,141        0.75           0.91       10.01       53


   $(0.47)      $  --     $ 9.47        4.8       $ 31,445        0.40           0.61        4.71       87
    (0.45)         --       9.50        3.8         41,851        0.40           0.62        4.48       62
    (0.47)         --       9.60        1.5         40,628        0.44(f)        0.68        4.10       50
    (0.53)         --       9.92        3.6         31,051        0.45           0.76        4.48       48
    (0.52)         --      10.10       10.7         37,103        0.45           0.74        5.15       63


   $(0.90)      $  --     $12.96       10.2       $261,741        0.53           0.53        5.52       23
    (1.47)         --      12.63        6.8        173,549        0.55(e)        0.55(e)     4.79       50
    (1.10)         --      13.28        6.4        186,749        0.55           0.58        4.28       42
    (1.26)         --      13.54       11.1        177,094        0.55           0.60        5.03       34
    (0.82)         --      13.38       23.8        142,271        0.55           0.62        6.22       32

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about the Funds' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.
To order a free copy of the Funds' annual or semiannual reports or their SAI, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, visit the Funds' web site at www.loomissayles.com or contact the Funds at 800-343-2029.
Information about the Funds, including their reports and SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Text only copies of the Funds' reports and SAI are available free from the EDGAR Database on the Commission's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.
Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090.
PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
Natixis Distributors, L.P. ("Natixis Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the Financial Industry Regulatory Authority (FINRA) (formerly National Association of Securities Dealers, Inc.). As a service to investors, the FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its web site at www.FINRA.org.
Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 12/th/ Floor, Boston, MA 02116 or call us at 617-449-2828.

[LOGO]

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    800-633-3330
    www.loomissayles.com

File No. 811-08282                                                  M-LS51-0208

                                       [GRAPHIC]


                                       [GRAPHIC]





                                              LOOMIS SAYLES MID CAP GROWTH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                          LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[LOGO]

                                                  PROSPECTUS . FEBRUARY 1, 2008

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Mid Cap Growth Fund                               1
 Loomis Sayles Small Cap Growth Fund                             5
 Loomis Sayles Small Cap Value Fund                              9
 Loomis Sayles Tax-Managed Equity Fund                          13

FEES AND EXPENSES OF THE FUNDS                                  16

SUMMARY OF PRINCIPAL RISKS                                      19

MANAGEMENT                                                      27
 Investment Adviser                                             27
 Portfolio Managers                                             27
 Distribution Plans and Administrative Services and Other Fees  28

GENERAL INFORMATION                                             30
 How Fund Shares Are Priced                                     30
 Accessing Your Account Information                             32
 How to Purchase Shares                                         32
 How to Redeem Shares                                           35
 How to Exchange Shares                                         38
 Restrictions on Buying, Selling and Exchanging Shares          39
 Dividends and Distributions                                    42
 Tax Consequences                                               42

FINANCIAL HIGHLIGHTS                                            45

To learn more about the possible risks of investing in the Funds, please refer to the section "Summary of Principal Risks." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

RISK/RETURN SUMMARY

LOOMIS SAYLES MID CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or similar securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of any size.

In deciding which securities to buy and sell, Loomis, Sayles & Company, L.P. ("Loomis Sayles") seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency transactions, options and futures transactions, and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund also may invest in securities offered in the secondary markets or in initial public offerings real estate investment trusts ("REITs") and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic or currency changes or other issues relating to foreign investing generally.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years. The returns for Retail Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ. The Fund (formerly, Loomis Sayles Aggressive Growth Fund) changed its name and revised its investment strategies on February 1, 2007. The Fund's performance may have been different had the current investment strategies been in place for all of the periods shown.

                                    [CHART]

 1998    1999     2000    2001     2002    2003    2004    2005    2006    2007
 ----    ----     ----    ----     ----    ----    ----    ----    ----    ----
11.54%  197.78%  -5.59%  -49.36%  -36.52% 40.09%  19.35%  15.41%   7.00%  39.70%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.44% (Fourth quarter 1999), and the Fund's worst quarter was down 38.63% (First quarter 2001).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year, and since inception periods compare to those of the Russell Midcap Growth Index, an unmanaged, market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell Midcap Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

----------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (12/31/96)
----------------------------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                39.70% 23.60%   11.26%    12.25%
   Return After Taxes on Distributions1               39.70% 23.52%   10.86%    11.62%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                       25.81% 21.02%    9.83%    10.60%
RETAIL CLASS - Return Before Taxes                    39.39% 23.27%   10.96%    11.95%
RUSSELL MIDCAP GROWTH INDEX2                          11.43% 17.90%    7.59%     8.87%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
2 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency transactions, options and futures transactions, and other derivative transactions and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund also may invest in Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic changes or other issues relating to foreign investing generally.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years. The returns for Retail Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.

                                    [CHART]

 1998    1999    2000     2001    2002    2003    2004   2005    2006    2007
 ----    ----    ----     ----    ----    ----    ----   ----    ----    ----
18.73%  91.82%  -18.15%  -44.41% -41.56% 43.32%   9.43% 10.69%  14.31%  24.26%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.00% (Fourth quarter 1999), and the Fund's worst quarter was down 40.31% (Third quarter 2001).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year, and since inception periods compare to those of the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 2000 Index and the Russell 2000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007

----------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (12/31/96)
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                24.26% 19.78%   4.09%     5.40%
   Return After Taxes on Distributions1               24.26% 19.78%   3.96%     5.08%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                       15.77% 17.57%   3.52%     4.56%
RETAIL CLASS - Return Before Taxes                    24.00% 19.46%   3.83%     5.14%
RUSSELL 2000 INDEX2                                   -1.57% 16.25%   7.08%     8.39%
RUSSELL 2000 GROWTH INDEX2                             7.05% 16.50%   4.32%     5.07%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
2 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of other capitalizations.

Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market. Loomis Sayles will consider, among other things, price-to-earnings, price-to-book and price-to-cash flow ratios. The Fund's investments may include companies that have suffered significant business problems but are believed by Loomis Sayles to have favorable prospects for recovery. The Fund's investments may also include companies that are not yet well known to the investment community, but are considered to have favorable fundamental prospects and attractive valuation. Loomis Sayles generally seeks to achieve investment performance by selecting individual stocks it believes are attractive, rather than rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency transactions and also may invest in real estate investment trusts ("REITs"), Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940 and the rules thereunder (the "1940 Act"), investment companies. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political or economic instability.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes or other issues relating to foreign investing generally.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1 The returns for Retail Class and Admin Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.

                                    [CHART]

 1998   1999   2000   2001    2002   2003   2004   2005   2006   2007
 ----   ----   ----   ----   -----   ----   ----   ----   ----   ----
-1.08%  0.37% 23.19% 13.87% -13.23% 34.55% 21.83%  6.24% 18.31%  3.44%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.07% (Fourth quarter 1998), and the Fund's worst quarter was down 18.58% (Third quarter 1998).

1 The annual total returns shown reflect the results of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. Returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, the performance shown for those Classes is based on the returns of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since inception periods compare to those of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 2000 Index and the Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20071

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/13/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                 3.44% 16.34%   9.92%    14.44%
   Return After Taxes on Distributions2                1.65% 14.47%   8.30%    11.89%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                        4.18% 13.87%   8.04%    11.57%
RETAIL CLASS - Return Before Taxes                     3.21% 16.04%   9.65%    14.25%
ADMIN CLASS - Return Before Taxes                      2.93% 15.76%   9.35%    13.89%
RUSSELL 2000 INDEX3                                   -1.57% 16.25%   7.08%    10.96%
RUSSELL 2000 VALUE INDEX3                             -9.78% 15.80%   9.06%    13.47%

1 The annual total returns shown reflect the results of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. Returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, the performance shown for those Classes is based on the returns of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.
3 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.

In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such taxes. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has unrealized loss, minimizing portfolio turnover, and identifying tax loss when selling part of a portfolio position.

In determining which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash-flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero-coupon securities, real estate investment trusts ("REITs") and Rule 144A securities.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. fixed income securities risk - the risk that the value of a fixed-income security may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.

.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. tax risk - the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal or state income tax on investment returns.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year periods and since inception compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1 The Fund changed its name and investment strategies on June 1, 2003. The Fund's performance may have been different had the current investment strategies been in place for all of the periods shown.

                                    [CHART]

 1998    1999    2000   2001    2002    2003    2004   2005    2006    2007
 ----    ----    ----   ----    ----    ----    ----   ----    ----    ----
34.23%  18.57%  17.40% -11.69% -12.95% 20.41%   9.71%  3.62%  15.43%   9.54%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.09% (Fourth quarter 1998), and the Fund's worst quarter was down 12.52% (Third quarter 2002).

1 The annual total returns shown reflect the results of Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003. Returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year, ten-year and since inception periods compare to those of the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Standard & Poor's 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20071

-----------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                       1 Year 5 Years 10 Years (10/1/95)2
-----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
INSTITUTIONAL CLASS
   Returns Before Taxes                                9.54%  11.60%   9.53%     10.34%
   Returns After Taxes on Distributions3               9.05%  11.27%   6.72%      7.80%
   Returns After Taxes on Distributions and Sale of
   Fund Shares3                                        6.36%   9.98%   6.67%      7.64%
STANDARD & POOR'S 500 INDEX4                           5.49%  12.83%   5.91%      9.64%

1 The annual total returns shown reflect the results of the Predecessor Fund whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003. Returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.
2 The Fund was registered under the 1940 Act and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
4 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2007.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                      MAXIMUM SALES CHARGE               REDEMPTION FEE
                                         (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                          ON PURCHASES       DEFERRED      OF AMOUNT
                                      (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                              OFFERING PRICE)       (LOAD)      APPLICABLE)
----------------------------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND
  Institutional Class                         None             None      None
  Retail Class                                None             None      None
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                         None             None      2% of proceeds*
  Retail Class                                None             None      2% of proceeds*
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                         None             None      2% of proceeds*
  Retail Class                                None             None      2% of proceeds*
  Admin Class                                 None             None      2% of proceeds*
----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                         None             None      None
----------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                            FEE
                                                                 TOTAL   REDUCTION
                                                                ANNUAL     AND/OR
                                                                 FUND     EXPENSE
                        MANAGEMENT DISTRIBUTION    OTHER       OPERATING REIMBURSE-   NET
FUND/CLASS                 FEES    (12B-1) FEES   EXPENSES     EXPENSES     MENT    EXPENSES
--------------------------------------------------------------------------------------------
LOOMIS SAYLES MID CAP
GROWTH FUND1
  Institutional Class     0.75%       0.00%      0.35%           1.10%     0.10%     1.00%
  Retail Class            0.75%       0.25%      0.43%           1.43%     0.18%     1.25%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND1
  Institutional Class     0.75%       0.00%      0.48%           1.23%     0.23%     1.00%
  Retail Class            0.75%       0.25%      0.50%           1.50%     0.25%     1.25%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
VALUE FUND2
  Institutional Class     0.75%       0.00%      0.14%/(a)/      0.89%     0.00%     0.89%
  Retail Class            0.75%       0.25%      0.24%/(a)/      1.24%     0.08%     1.16%
  Admin Class             0.75%       0.25%      0.57%/(a)(b)/   1.57%     0.16%     1.41%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES
TAX-MANAGED EQUITY
FUND3
  Institutional Class     0.50%       0.00%      1.42%           1.92%     1.27%     0.65%
--------------------------------------------------------------------------------------------

(a) Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(b) Other expenses include an administrative services fee of 0.25% for Admin Class shares.
1 Loomis Sayles has given a binding contractual undertaking to the Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Cap Growth Fund to limit the amount of each Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares and 1.25% for Retail class shares. This undertaking is in effect through January 31, 2009, and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.
2 Loomis Sayles has given a binding contractual undertaking to the Loomis Sayles Small Cap Value Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.90% for Institutional class shares, 1.15% for Retail class shares and 1.40% for Admin class shares. This undertaking is in effect through January 31, 2009 and is reevaluated on an annual basis. Without this undertaking expenses for Retail and Admin Class shares would have been higher. 3 Loomis Sayles has given a binding contractual undertaking to the Loomis Sayles Tax-Managed Equity Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.65% for Institutional class shares. This undertaking is in effect through January 31, 2009 and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.

Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

EXAMPLE

This example*, which is based upon the expenses shown in the "Total Annual Fund Operating Expenses" column, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
.. You invest $10,000 in the Funds for the time periods indicated; .. Your investment has a 5% return each year;
.. The Funds' operating expenses remain the same; and .. All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


FUND/CLASS                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND
  Institutional Class                  $102     $340     $597    $1,331
  Retail Class                         $127     $435     $765    $1,698
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                  $102     $368     $654    $1,468
  Retail Class                         $127     $450     $795    $1,769
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                  $ 91     $284     $493    $1,096
  Retail Class                         $118     $386     $673    $1,493
  Admin Class                          $144     $480     $840    $1,854
-------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                  $ 66     $480     $919    $2,140
-------------------------------------------------------------------------

 * The examples for Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund, Retail and Admin Class shares of Loomis Sayles Small Cap Value Fund and Loomis Sayles Tax-Managed Equity Fund are based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Institutional Class shares of Loomis Sayles Small Cap Value Fund is based on the Total Annual Fund Operating Expenses for all periods.

A "snapshot" of each Fund's investments may be found in the Fund's annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's web site at www.loomissayles.com (click on "Products," "Mutual Funds" and then "Holdings"). These holdings will remain accessible on the web site until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Investor Type," "Individual Investors," select the name of the Fund whose holdings you wish to view and then "Portfolio"). Please see the back cover of this Prospectus for more information on obtaining a copy of a Fund's current annual or semiannual report.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request (see back cover).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-quality fixed-income securities (commonly known as "junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk, for example, because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. The Funds are subject to currency risk because they may invest in securities or other instruments denominated in, or receive revenues in, foreign currency.

DERIVATIVES RISK

Certain Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures and swap transactions. Those Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden the Fund's diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as liquidity risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices.

EMERGING MARKETS RISK

Economic and Political Risks Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates, and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

EQUITY SECURITIES RISK

The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In addition, the value of stock in the Fund's portfolio may decline for a number of reasons which relate directly to the issuer. Those reasons may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

FIXED INCOME SECURITIES RISK

This is the risk that the value of fixed income securities in the Fund's portfolio may decline for a number of reasons which relate directly to the issuer. This may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services. Fixed income securities are also subject to credit risk, interest rate risk and liquidity risk.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers located or who do business in foreign countries. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income-producing securities (such as preferred stocks). Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high-quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower-quality fixed-income securities (commonly known as "junk bonds") or comparable unrated securities. Interest rate risk also is greater for Funds that generally invest in fixed-income securities with longer maturities or durations than for Funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

Each Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest, such as zero-coupon securities and principal-only securities) interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities, because the prices of those types of securities tend to react more to changes in interest rates.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price or at the time desired. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's securities generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

SMALL CAPITALIZATION COMPANIES RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

SECURITIES LENDING

Each Fund may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the Statement of Additional Information ("SAI") for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (formerly IXIS Asset Management Advisors, L.P.) (an affiliate of Loomis Sayles) ("Natixis Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Natixis Cash Management Trust-Money Market Series (formerly IXIS Cash Management Trust-Money Market Series), Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for Natixis Cash Management Trust-Money Market Series, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management America, L.P.) (herein referred to as "Natixis Global Asset Management US"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Gateway Investment Advisors, LLC, Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis Asset Management and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis Asset Management. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management L.P. ("Natixis US") (formerly IXIS Asset Management US Group), which is part of Natixis Asset Management Group, an international asset management group based in Paris, France (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of the oldest investment firms in the U.S. with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to each Fund.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2007 as a percentage of each Fund's average daily net assets were:


FUND                                  AGGREGATE ADVISORY FEE
-------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund     0.70% (after reduction)
-------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund   0.58% (after reduction)
-------------------------------------------------------------
Loomis Sayles Small Cap Value Fund    0.75%
-------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund 0.50%
-------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2007.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Mark F. Burns has served as portfolio manager of the LOOMIS SAYLES SMALL CAP GROWTH FUND since January 2005. Mr. Burns, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Burns holds the designation of Chartered Financial Analyst. He received a B.A. from Colby College and a M.B.A. from Cornell University and has over 14 years of investment experience.

Philip C. Fine has served as portfolio manager of the LOOMIS SAYLES MID CAP GROWTH FUND since February 1999. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined Loomis Sayles in 1996. Mr. Fine holds the designation of Chartered Financial Analyst. He received an A.B. and a Ph.D. from Harvard University and has over 19 years of investment experience.

Joseph R. Gatz has served as portfolio manager of the LOOMIS SAYLES SMALL CAP VALUE FUND since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1999. Mr. Gatz holds the designation of Chartered Financial Analyst. He received a B.A. from Michigan State University and an M.B.A. from Indiana University and has over 22 years of investment experience.

Mark Shank has served as portfolio manager of the LOOMIS SAYLES TAX-MANAGED EQUITY FUND since June 2003. Mr. Shank, Vice President of Loomis Sayles, began his investment career in 1981 and joined Loomis Sayles in 1983. Mr. Shank holds the designation of Chartered Financial Analyst. He received a B.A. from Drake University and an M.S. from the University of Wisconsin and has over 26 years of investment experience.

John J. Slavik has served as portfolio manager of the LOOMIS SAYLES SMALL CAP GROWTH FUND since April 2005. Mr. Slavik, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in April 2005. Prior to joining Loomis Sayles, Mr. Slavik was a vice president and portfolio manager at Westfield Capital Management, LLC from November 2000 to March 2005. Mr. Slavik holds the designation of Chartered Financial Analyst. He received a B.A. from the University of Connecticut and has over 16 years of investment experience.

David G. Sowerby has served as portfolio manager of the LOOMIS SAYLES TAX-MANAGED EQUITY FUND since August 2005. Mr. Sowerby, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 1998. Mr. Sowerby holds the designation of Chartered Financial Analyst. He received a B.A. and an M.B.A from Wayne State University and has over 21 years of investment experience.

Daniel G. Thelen has served as portfolio manager of the LOOMIS SAYLES SMALL CAP VALUE FUND since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1996. Mr. Thelen holds the designation of Chartered Financial Analyst. He received a B.A. and an M.B.A. from Michigan State University and has over 17 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTION PLANS AND ADMINISTRATIVE SERVICES AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Natixis Distributors, L.P. (the "Distributor"), on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

The Distributor, the Funds' adviser and their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" ("NAV") is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund's Board of Trustees as summarized below:

.. A share's net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."1

.. Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent "in good order." If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day's net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value and transmitted to the Distributor prior to 9:30 a.m. on the next business day, are processed at the net asset value determined on the day the order was received by your investment dealer. PLEASE CONTACT YOUR INVESTMENT DEALER TO DETERMINE WHETHER IT HAS ENTERED INTO SUCH A CONTRACTUAL AGREEMENT. IF YOUR INVESTMENT DEALER HAS NOT ENTERED INTO SUCH A CONTRACTUAL AGREEMENT, YOUR ORDER WILL BE PROCESSED AT THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR INVESTMENT DEALER SUBMITS THE ORDER
   TO THE FUND.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Fund or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

1 Please see the "How to Purchase Shares" section which provides additional information regarding who can receive a purchase order.

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

..  SHORT-TERM OBLIGATIONS (PURCHASED WITH AN ORIGINAL OR REMAINING MATURITY OF
   60 DAYS OR LESS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

.. OPTIONS -- The Funds generally value exchange traded options at the average of the closing bid and asked quotations.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances, such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an SAI, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for these services. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Natixis Distributors, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       ABA No. 011000028
       DDA 9904-622-9
       (Your account number)
       (Your name)
       (Name of Fund)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege from www.loomissayles.com, click on "Account Access" then click on the appropriate user type and then follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, starter checks and credit card convenience checks will not be accepted. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse an order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except as otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

The following table shows the minimum initial investment for each class of shares of each Fund.


FUND                                  MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund      Institutional - $100,000
Loomis Sayles Small Cap Growth Fund        Retail - $2,500
----------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     Institutional - $100,000
                                           Retail - $2,500
                                          Admin - No Minimum
----------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  Institutional - $25,000
----------------------------------------------------------------

Each Fund's shares (except Admin Class shares) may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, you may obtain retirement plan forms available online at www.loomissayles.com, or by calling Loomis Sayles Funds at 800-633-3330. The Loomis Sayles Tax-Managed Equity Fund may not be appropriate for tax-exempt investors. Admin Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors.

Each subsequent investment must be at least $50. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles, and their respective family members, may purchase shares of the funds offered through this prospectus below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. If your Fund account falls below $50 the Fund may redeem your remaining shares and send the proceeds to you. Accounts associated with defined contribution plans are excepted from the minimum balance fee and liquidation.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open either through your financial advisor or directly from the Fund. Shares purchased by check are redeemable, although each Fund may withold payment until the purchase check has cleared. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

A 2% redemption fee may apply to redemptions of shares within 60 days of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV (less any applicable charges). Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by Natixis Distributors, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV (less any applicable charges). Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV (less any applicable charges). Your redemptions generally will be sent to you via first class mail within three business days after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.

..  BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

   The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

.. BY WIRE Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

.. BY ACH For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

..  If the account registration or bank account information has changed within the past 30 days.
.. If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of Natixis Cash Management Trust, a money market fund that is advised by Natixis Advisors. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of Natixis Cash Management Trust. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares or for Class A shares of Natixis Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund.

You may make an exchange by sending a signed letter of instruction, through your online account at www.loomissayles.com, or by telephone unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

A 2% redemption fee may apply to exchanges of shares within 60 days of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

CONVERSION RIGHTS

In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum requirements of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

You can obtain the Form by calling 800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must be provided on the Cross Share Exchange Form.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under "How to Redeem Shares."

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

ACCOUNTS HELD BY FINANCIAL INTERMEDIARIES. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given time period. See the section "Redemption Fees" for more information.

REDEMPTION FEES (LOOMIS SAYLES SMALL CAP GROWTH FUND AND LOOMIS SAYLES SMALL CAP VALUE FUND ONLY) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

..  shares acquired by reinvestment of dividends or distributions of a Fund; or

.. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

..  shares redeemed as part of a systematic withdrawal plan; or

..  shares redeemed due to the death or disability of the shareholder; or

.. shares redeemed by a Fund due to the shareholder's failure to satisfy the Fund's minimum balance policy or in connection with the merger or liquidation of the Fund; or

.. shares redeemed to return an excess contribution in a Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

.. shares redeemed in participant-directed retirement plans where the application of a redemption fee would cause a Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a "qualified default investment alternative" under ERISA.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders who own their shares through omnibus or other accounts maintained by financial intermediaries may be limited. The Funds generally do not apply redemption fees at the omnibus account level. Instead, the Funds look to financial intermediaries to assess redemption fees on underlying shareholder accounts and remit these fees to the Funds. There are no assurances that a Fund will successfully identify all financial intermediaries or that financial intermediaries will properly assess redemption fees.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund generally declares and pays such dividends annually. Each Fund also distributes substantially all of its net capital gains realized after applying any capital loss carryforwards.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. The trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through ACH to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S. state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by a Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over, net long-term capital losses will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is paid shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts generally do not need to be concerned about this.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Distribution and Taxes."

Sale or Exchange of Fund Shares. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Gains from selling shares held for more than one year generally are taxed at long-term capital gain rates, assuming such shares are held as capital assets, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments. Each Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required to liquidate investments, including times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding. In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Foreign Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. At the time of this filing, it is unclear whether the legislation will be enacted. The Funds do not intend to make such designations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own tax situation, including possible federal, state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (Loss) from
                                Investment Operations               Less Distributions
                        -------------------------------------- ----------------------------
            Net asset                                 Total      Dividends    Distributions
             value,        Net        Net realized     from         from        from net
            beginning   investment   and unrealized investment net investment   realized
          of the period  loss(c)      gain (loss)   operations     income     capital gains
-------------------------------------------------------------------------------------------
MID CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2007    $20.13       $(0.11)(d)     $7.49        $7.38        $   --          $--
9/30/2006     19.00        (0.10)         1.23         1.13            --           --
9/30/2005     15.50        (0.10)         3.78         3.68         (0.18)          --
9/30/2004     13.69        (0.13)         1.94         1.81            --           --
9/30/2003     10.70        (0.10)         3.09         2.99            --           --

RETAIL CLASS
9/30/2007    $19.69       $(0.16)(d)     $7.31        $7.15        $   --          $--
9/30/2006     18.63        (0.15)         1.21         1.06            --           --
9/30/2005     15.20        (0.14)         3.70         3.56         (0.13)          --
9/30/2004     13.46        (0.16)         1.90         1.74            --           --
9/30/2003     10.55        (0.13)         3.04         2.91            --           --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized. (b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Includes a non-recurring payment of $0.02 per share.

                                                        Ratios to Average Net Assets
                                                   --------------------------------------
              Net asset                Net assets,
                value,                   end of                                    Net     Portfolio
    Total       end of       Total     the period        Net          Gross     investment turnover
distributions the period return (%)(a)   (000's)   expenses (%)(b) expenses (%)  loss (%)  rate (%)
----------------------------------------------------------------------------------------------------

   $   --       $27.51       36.7        $24,143        1.00           1.10       (0.47)      194
       --        20.13        6.0         17,467        1.00           1.12       (0.49)      211
    (0.18)       19.00       23.9         26,159        1.00           1.21       (0.60)      280
       --        15.50       13.2         25,191        1.00           1.17       (0.84)      284
       --        13.69       27.9         23,866        1.00           1.23       (0.88)      248

   $   --       $26.84       36.3        $30,654        1.25           1.43       (0.71)      194
       --        19.69        5.7         26,668        1.25           1.52       (0.72)      211
    (0.13)       18.63       23.6         25,802        1.25           1.50       (0.85)      280
       --        15.20       12.9         25,382        1.25           1.42       (1.10)      284
       --        13.46       27.6         32,813        1.25           1.47       (1.13)      248

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                   Income (Loss) from
                                 Investment Operations                 Less Distributions
                       ------------------------------------------ ---------------------------

           Net asset       Net                           Total      Dividends    Distributions
             value,     investment       Net realized     from         from        from net
          beginning of    income        and unrealized investment net investment   realized
           the period  (loss)(c)(d)      gain (loss)   operations     income     capital gains
----------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2007    $12.00       $(0.06)(f)        $3.93        $3.87        $   --        $   --
9/30/2006     11.08        (0.08)            0.99         0.91            --            --
9/30/2005      8.96        (0.08)            2.20         2.12            --            --
9/30/2004      8.59        (0.09)            0.46         0.37            --            --
9/30/2003      6.35        (0.06)            2.30         2.24            --            --

RETAIL CLASS
9/30/2007    $11.71       $(0.09)(f)        $3.83        $3.74        $   --        $   --
9/30/2006     10.84        (0.11)            0.97         0.86            --            --
9/30/2005      8.78        (0.11)            2.17         2.06            --            --
9/30/2004      8.45        (0.11)            0.44         0.33            --            --
9/30/2003      6.26        (0.08)            2.27         2.19            --            --
SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2007    $27.69       $ 0.12(f)(g)      $4.29        $4.41        $(0.17)       $(3.16)
9/30/2006     27.43         0.13             2.70         2.83         (0.15)        (2.42)
9/30/2005     25.75         0.13             4.22         4.35         (0.02)        (2.65)
9/30/2004     21.34         0.04             4.97         5.01         (0.05)        (0.55)
9/30/2003     17.28         0.05             4.01         4.06            --            --

RETAIL CLASS
9/30/2007    $27.46       $ 0.04(f)(g)      $4.28        $4.32        $(0.10)       $(3.16)
9/30/2006     27.23         0.06             2.67         2.73         (0.08)        (2.42)
9/30/2005     25.62         0.06             4.20         4.26            --         (2.65)
9/30/2004     21.25        (0.02)            4.95         4.93         (0.01)        (0.55)
9/30/2003     17.25        (0.00)            4.00         4.00            --            --

ADMIN CLASS
9/30/2007    $27.14       $(0.03)(f)(g)     $4.22        $4.19        $(0.04)       $(3.16)
9/30/2006     26.94        (0.01)            2.65         2.64         (0.02)        (2.42)
9/30/2005     25.43        (0.00)            4.16         4.16            --         (2.65)
9/30/2004     21.13        (0.08)            4.93         4.85            --         (0.55)
9/30/2003     17.20        (0.05)            3.98         3.93            --            --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized. (b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share, if applicable. (e) Includes expense recapture of 0.02%. (f) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively. (g) Includes a non-recurring special dividend of $0.05 per share in which the source of the dividend has not been determined by the issuer.


                                                            Ratios to Average Net Assets
                                                       --------------------------------------
                                                                                       Net
                  Net asset                Net assets,                               invest-
  Total   Redemp-   value,                   end of                                    ment    Portfolio
distribu-  tion     end of       Total     the period        Net          Gross       income   turnover
  tions   fee(d)  the period return (%)(a)   (000's)   expenses (%)(b) expenses (%) (loss) (%) rate (%)
--------------------------------------------------------------------------------------------------------

 $   --    $0.00    $15.87       32.3       $ 28,088        1.00           1.23       (0.47)       83
     --     0.01     12.00        8.3         20,414        1.00           1.38       (0.69)      100
     --     0.00     11.08       23.7         15,785        1.00           1.70       (0.85)      227
     --     0.00      8.96        4.3         15,867        1.00           1.31       (0.95)      217
     --       --      8.59       35.3         22,519        1.00           1.19       (0.91)      190

 $   --    $0.00    $15.45       31.9       $ 20,924        1.25           1.50       (0.66)       83
     --     0.01     11.71        8.0          2,981        1.25           1.92       (0.94)      100
     --     0.00     10.84       23.5          3,592        1.25           1.87       (1.14)      227
     --     0.00      8.78        3.9         14,589        1.25           1.52       (1.19)      217
     --       --      8.45       35.0         30,345        1.25           1.43       (1.17)      190

 $(3.33)   $0.00    $28.77       17.0       $534,776        0.89           0.89        0.43        57
  (2.57)    0.00     27.69       11.2        442,714        0.89(e)        0.89(e)     0.47        62
  (2.67)    0.00     27.43       18.0        403,110        0.90           0.93        0.48        59
  (0.60)    0.00     25.75       23.8        346,356        0.90           0.93        0.16        70
     --       --     21.34       23.5        289,945        0.90           0.94        0.26        74

 $(3.26)   $0.00    $28.52       16.7       $465,055        1.15           1.24        0.15        57
  (2.50)    0.00     27.46       10.9        291,690        1.15           1.20        0.21        62
  (2.65)    0.00     27.23       17.7        235,948        1.15           1.20        0.24        59
  (0.56)    0.00     25.62       23.5        173,411        1.15           1.18       (0.08)       70
     --       --     21.25       23.2        140,152        1.15           1.20       (0.01)       74

 $(3.20)   $0.00    $28.13       16.4       $ 76,783        1.40           1.56       (0.10)       57
  (2.44)    0.00     27.14       10.6         64,367        1.40           1.46       (0.04)       62
  (2.65)    0.00     26.94       17.4         67,505        1.40           1.43       (0.01)       59
  (0.55)    0.00     25.43       23.3         62,680        1.40           1.43       (0.33)       70
     --       --     21.13       22.9         37,411        1.40           1.47       (0.27)       74

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                 Income (Loss) from
                               Investment Operations              Less Distributions
                        ------------------------------------ ----------------------------
            Net asset      Net                      Total      Dividends    Distributions
             value,     investment  Net realized     from         from        from net
            beginning     income   and unrealized investment net investment   realized
          of the period (loss)(c)   gain (loss)   operations     income     capital gains
-----------------------------------------------------------------------------------------

TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2007    $10.18       $0.16(d)     $1.45        $1.61        $(0.08)         $--
9/30/2006      9.20        0.07         0.97         1.04         (0.06)          --
9/30/2005      8.49        0.05         0.69         0.74         (0.03)          --
9/30/2004      7.66        0.05         0.97         1.02         (0.19)          --
9/30/2003      6.78        0.06         0.85         0.91         (0.03)          --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized. (b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Includes a non-recurring special dividend of $0.08 per share in which the source of the dividend has not been determined by the issuer.


                                                        Ratios to Average Net Assets
                                                   ---------------------------------------
              Net asset                Net assets,
                value,                   end of                                    Net     Portfolio
    Total       end of       Total     the period        Net          Gross     investment turnover
distributions the period return (%)(a)   (000's)   expenses (%)(b) expenses (%) income (%) rate (%)
----------------------------------------------------------------------------------------------------


   $(0.08)      $11.71       15.9        $6,670         0.65           1.92        1.51        45
    (0.06)       10.18       11.3         9,076         0.65           1.64        0.71        40
    (0.03)        9.20        8.7         9,230         0.65           2.02        0.59        38
    (0.19)        8.49       13.4         5,202         0.65           3.39        0.59        27
    (0.03)        7.66       13.5         2,490         0.65           1.82        0.81       200

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAIs, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' web site at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAIs are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

PORTFOLIO HOLDINGS A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

Natixis Distributors, L.P. (formerly IXIS Asset Management Distributors, L.P.) ("Natixis Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the Financial Industry Regulatory Authority, ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis , L.P.,
Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at (617) 449-2828.

[LOGO]

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                             M-LSEF51-0208
File No. 811-08282
Loomis Sayles Funds II
File No. 811-06241

                                       [GRAPHIC]


                                       [GRAPHIC]





                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

                              LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND



[LOGO]

                                                  PROSPECTUS . FEBRUARY 1, 2008

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Bond Fund                                        1
 Loomis Sayles Global Bond Fund                                 5
 Loomis Sayles Inflation Protected Securities Fund              9

FEES AND EXPENSES OF THE FUNDS                                 13

SUMMARY OF PRINCIPAL RISKS                                     16

MANAGEMENT                                                     26
 Investment Adviser                                            26
 Portfolio Managers                                            26
 Distribution Plans and Administrative Services and Other Fees 28

GENERAL INFORMATION                                            29
 How Fund Shares Are Priced                                    29
 Accessing Your Account Information                            31
 How to Purchase Shares                                        31
 How to Redeem Shares                                          35
 How to Exchange Shares                                        37
 Restrictions on Buying, Selling and Exchanging Shares         39
 Dividends and Distributions                                   42
 Tax Consequences                                              42

FINANCIAL HIGHLIGHTS                                           45

To learn more about the possible risks of investing in the Funds, please refer to the section "Summary of Principal Risks." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

RISK/RETURN SUMMARY

LOOMIS SAYLES BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-quality fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis, Sayles & Company, L.P. ("Loomis Sayles") will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (E.G., the World Bank).

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-related securities (including mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic change.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent than other fixed-income securities. The ability of the issuer to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the

 U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1 The returns for Retail Class and Admin Class shares differ from Institutional Class returns shown in the bar chart to the extent that their respective expenses differ.

                                [CHART]

 1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
 ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
 4.70%  4.50%  4.36%  2.66% 13.34% 29.18%  11.30% 4.28%  11.29% 8.53%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 11.09% (SECOND QUARTER 2003), AND THE FUND'S WORST QUARTER WAS DOWN 5.01% (THIRD QUARTER 1998).

1 TOTAL RETURNS SHOWN FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND FOR PERIODS PRIOR TO SEPTEMBER 15, 2003 REFLECT THE RESULTS OF SHARES OF THE LOOMIS SAYLES BOND FUND, A SERIES OF LOOMIS SAYLES FUNDS II, THE FUND'S PREDECESSOR (THE "PREDECESSOR BOND FUND"). THE ASSETS AND LIABILITIES OF THE PREDECESSOR BOND FUND REORGANIZED INTO THE FUND ON SEPTEMBER 12, 2003. INSTITUTIONAL CLASS SHARES OF THE PREDECESSOR BOND FUND COMMENCED OPERATIONS ON MAY 16, 1991.

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since inception periods compare to those of the Lehman U.S. Government/Credit Index, an unmanaged index of publicly traded bonds, including U.S. Government bonds, U.S. Treasury securities and corporate bonds. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20071

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/16/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                8.53%  12.61%   9.18%    11.10%
   Return After Taxes on Distributions2               6.24%  10.23%   6.22%     7.82%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       5.51%   9.51%   6.01%     7.59%
RETAIL CLASS - Return Before Taxes                    8.26%  12.32%   8.90%    10.82%
ADMIN CLASS - Return Before Taxes                     7.91%  12.02%   8.62%    10.33%
LEHMAN U.S. GOVERNMENT/CREDIT INDEX3                  7.23%   4.44%   6.01%     7.06%

1 AVERAGE ANNUAL TOTAL RETURNS SHOWN FOR THE INSTITUTIONAL CLASS, RETAIL CLASS AND ADMIN CLASS SHARES OF THE FUND FOR PERIODS PRIOR TO SEPTEMBER 15, 2003 REFLECT THE RESULTS OF SHARES OF THE LOOMIS SAYLES BOND FUND, A SERIES OF LOOMIS SAYLES FUNDS II, THE FUND'S PREDECESSOR (THE "PREDECESSOR BOND FUND"). THE ASSETS AND LIABILITIES OF THE PREDECESSOR BOND FUND REORGANIZED INTO THE FUND ON SEPTEMBER 12, 2003. FOR THE PERIODS BEFORE THE INCEPTION OF THE RETAIL CLASS SHARES (DECEMBER 31, 1996) AND ADMIN CLASS SHARES (JANUARY 2, 1998) OF THE PREDECESSOR BOND FUND, PERFORMANCE SHOWN FOR THOSE CLASSES IS BASED ON THE PERFORMANCE OF THE PREDECESSOR BOND FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY THE RETAIL CLASS AND ADMIN CLASS SHARES OF THE PREDECESSOR BOND FUND. INSTITUTIONAL CLASS SHARES OF THE PREDECESSOR BOND FUND COMMENCED OPERATIONS ON MAY 16, 1991.
2 AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS, QUALIFIED PLANS, EDUCATION SAVINGS ACCOUNTS SUCH AS 529 PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE AFTER-TAX RETURNS ARE SHOWN FOR THE INSTITUTIONAL CLASS OF THE FUND. AFTER-TAX RETURNS FOR THE OTHER CLASSES OF THE FUND WILL VARY. IN SOME CASES THE AFTER-TAX RETURNS MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSS ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.
3 THE RETURNS OF THE INDEX DO NOT REFLECT A DEDUCTION FOR FEES, EXPENSES OR TAXES. SINCE INCEPTION DATA FOR THE INDEX COVERS THE PERIOD FROM THE MONTH-END CLOSEST TO THE FUND'S INCEPTION DATE THROUGH DECEMBER 31, 2007.

LOOMIS SAYLES GLOBAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of its assets in lower-quality fixed-income securities (commonly known as "junk bonds"). Lower-quality fixed-income securities are below investment grade quality (i.e., none of the three major rating agencies have rated the securities in one of its top four rating categories) or, if the security is unrated, determined by Loomis Sayles to be of comparable quality. Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates and Loomis Sayles' expectations regarding general trends in interest rates.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk in certain instances. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero-coupon securities, mortgage-related securities (including mortgage dollar rolls and collateralized mortgage obligations), asset-backed securities, when-issued securities, Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may, but is not required to, engage in options and futures transactions and swap transactions.

The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

As a defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. The Fund may, but is not required to, hedge its exposure to foreign currencies (including "cross hedging" between two or more foreign currencies) and may invest in foreign currencies as an asset class.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk is generally greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent than other fixed-income securities. The ability of the issuer's to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1 The returns for Retail Class shares differ from Institutional Class returns shown in the bar chart to the extent that their expenses differ.

                                    [CHART]

 1998    1999   2000    2001   2002   2003    2004   2005   2006   2007
 -----   ----   ----    ----   ----   ----    ----   ----   ----   ----
 10.59%  3.82% -0.34%   5.11% 20.40% 21.25%  9.80%  -4.34%  8.24%  8.44%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 9.66% (FOURTH QUARTER 1998), AND THE FUND'S WORST QUARTER WAS DOWN 3.23% (SECOND QUARTER 2004).

1 TOTAL RETURNS SHOWN FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND FOR PERIODS PRIOR TO SEPTEMBER 15, 2003 REFLECT THE RESULTS OF SHARES OF THE CORRESPONDING CLASS OF THE LOOMIS SAYLES GLOBAL BOND FUND, THE FUND'S PREDECESSOR (THE "PREDECESSOR GLOBAL BOND FUND"). THE ASSETS AND LIABILITIES OF THE PREDECESSOR GLOBAL BOND FUND REORGANIZED INTO THE FUND ON SEPTEMBER 12, 2003. INSTITUTIONAL CLASS SHARES OF THE PREDECESSOR GLOBAL BOND FUND COMMENCED OPERATIONS ON MAY 10, 1991.

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since inception periods compare to those of the Lehman Global Aggregate Bond Index, an unmanaged index that covers the most liquid portion of the global investment-grade fixed-rate bond market. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Lehman Global Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20071

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/10/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                8.44%   8.37%   8.03%     8.51%
   Return After Taxes on Distributions2               6.69%   6.93%   6.25%     6.52%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       5.45%   6.38%   5.87%     6.21%
RETAIL CLASS - Return Before Taxes                    8.05%   8.07%   7.75%     8.32%
LEHMAN GLOBAL AGGREGATE BOND INDEX3                   9.48%   6.51%   6.08%     7.16%

1 AVERAGE ANNUAL TOTAL RETURNS SHOWN FOR THE INSTITUTIONAL CLASS AND RETAIL CLASS SHARES OF THE FUND FOR PERIODS PRIOR TO SEPTEMBER 15, 2003 REFLECT THE RESULTS OF SHARES OF THE CORRESPONDING CLASS OF THE LOOMIS SAYLES GLOBAL BOND FUND, A SERIES OF LOOMIS SAYLES FUNDS II, THE FUND'S PREDECESSOR (THE "PREDECESSOR GLOBAL BOND FUND"). THE ASSETS AND LIABILITIES OF THE PREDECESSOR GLOBAL BOND FUND REORGANIZED INTO THE FUND ON SEPTEMBER 12, 2003. FOR THE PERIODS BEFORE THE INCEPTION OF THE RETAIL CLASS SHARES (DECEMBER 31, 1996) OF THE PREDECESSOR GLOBAL BOND FUND, PERFORMANCE SHOWN FOR THAT CLASS IS BASED ON THE PERFORMANCE OF THE PREDECESSOR GLOBAL BOND FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY THE RETAIL CLASS SHARES OF THE PREDECESSOR GLOBAL BOND FUND. INSTITUTIONAL CLASS SHARES OF THE PREDECESSOR GLOBAL BOND FUND COMMENCED OPERATIONS ON MAY 10, 1991.
2 AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS, QUALIFIED PLANS, EDUCATION SAVINGS ACCOUNTS, SUCH AS 529 PLANS, OR INDIVIDUAL RETIREMENT ACCOUNTS. THE AFTER-TAX RETURNS ARE SHOWN FOR THE INSTITUTIONAL CLASS OF THE FUND. AFTER-TAX RETURNS FOR THE OTHER CLASSES OF THE FUND WILL VARY. IN SOME CASES THE AFTER-TAX RETURNS MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSS ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.
3 THE RETURNS OF THE INDEX DO NOT REFLECT A DEDUCTION FOR FEES, EXPENSES OR TAXES. SINCE INCEPTION DATA FOR THE INDEX COVERS THE PERIOD FROM THE MONTH-END CLOSEST TO THE FUND'S INCEPTION DATE THROUGH DECEMBER 31, 2007.

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or TIPS). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

The Fund may invest in other securities, including but not limited to, inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers. The Fund may also invest in nominal treasury securities, corporate bonds, Rule 144A securities, structured notes, asset-backed securities, and mortgage-related securities, including mortgage dollar rolls, and up to 10% of its assets in lower-quality fixed-income securities (commonly known as "junk bonds"). The Fund may invest in fixed-income securities of any maturity. The Fund may also engage in futures transactions and foreign currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. The Fund may, but is not required to, hedge its exposure to foreign currencies (including "cross hedging" between two or more foreign currencies) and may invest in foreign currencies as an asset class.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. focused investment risk - the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value.
.. foreign securities risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes or other issues relating to foreign investing risk.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent than other fixed-income securities. The ability of the issuer's to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to December 15, 2004, the Fund was managed using different principal investment strategies. The Fund's performance may have been different had the current principal investment strategies been in place for all periods.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1

                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 9.28%  -4.46%  17.65%   4.68%  14.21%   2.99%   4.39%   1.99%   0.60%  10.62%

THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 8.34% (THIRD QUARTER 2002), AND THE FUND'S WORST QUARTER WAS DOWN 3.18% (SECOND QUARTER 2004).

1 THE ANNUAL TOTAL RETURNS SHOWN FOR PERIODS PRIOR TO SEPTEMBER 15, 2003 REFLECT THE RESULTS OF THE INSTITUTIONAL CLASS OF THE LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND, THE FUND'S PREDECESSOR (THE "PREDECESSOR U.S. GOVERNMENT SECURITIES FUND"). THE ASSETS AND LIABILITIES OF THE PREDECESSOR U.S. GOVERNMENT SECURITIES FUND WERE REORGANIZED INTO THE FUND ON SEPTEMBER 12, 2003.

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares (before and after taxes) for the one-year, five-year, ten-year and since inception periods compare to those of the Lehman U.S. Treasury Inflation Protected Securities Index, an unmanaged index that measures the performance of the inflation protected securities issued by the U.S. Treasury. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Lehman U.S. Treasury Inflation Protected Securities Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20071

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/21/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                10.62%  4.06%   6.01%     7.69%
   Return After Taxes on Distributions2                8.42%  2.17%   3.81%     5.00%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                        6.81%  2.39%   3.82%     4.97%
LEHMAN U.S. TREASURY INFLATION PROTECTED
SECURITIES INDEX3                                     11.64%  6.27%   7.46%      N/A

1 THE ANNUAL TOTAL RETURNS SHOWN FOR PERIODS PRIOR TO SEPTEMBER 15, 2003 REFLECT THE RESULTS OF THE INSTITUTIONAL CLASS OF THE LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND, THE FUND'S PREDECESSOR (THE "PREDECESSOR U.S. GOVERNMENT SECURITIES FUND"). THE ASSETS AND LIABILITIES OF THE PREDECESSOR U.S. GOVERNMENT SECURITIES FUND WERE REORGANIZED INTO THE FUND ON SEPTEMBER 12, 2003.
2 AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS, QUALIFIED PLANS, EDUCATION SAVINGS ACCOUNTS, SUCH AS 529 PLANS, OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE AFTER-TAX RETURNS MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.
3 THE RETURNS OF THE INDEX DO NOT REFLECT A DEDUCTION FOR FEES, EXPENSES OR TAXES. RETURN DATA IS UNAVAILABLE FOR THE LEHMAN U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX PRIOR TO MARCH 1, 1997.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                  MAXIMUM SALES CHARGE               REDEMPTION FEE
                                     (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                      ON PURCHASES       DEFERRED      OF AMOUNT
                                  (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                          OFFERING PRICE)       (LOAD)      APPLICABLE)
------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                     None             None      2% of proceeds*
  Retail Class                            None             None      2% of proceeds*
  Admin Class                             None             None      2% of proceeds*
------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                     None             None      2% of proceeds*
  Retail Class                            None             None      2% of proceeds*
------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION PROTECTED
SECURITIES FUND
  Institutional Class                     None             None      None
------------------------------------------------------------------------------------

 * WILL BE CHARGED ON REDEMPTIONS AND EXCHANGES OF SHARES HELD FOR 60 DAYS OR LESS. FOR MORE INFORMATION, SEE THE SECTION "REDEMPTION FEES."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                    TOTAL
                                                                   ANNUAL      FEE
                                      DISTRIBUTION                  FUND    REDUCTION/
                           MANAGEMENT   (12B-1)       OTHER       OPERATING REIMBURSE-   NET
FUND/CLASS                    FEES        FEES       EXPENSES     EXPENSES     MENT    EXPENSES
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND1
  Institutional Class        0.53%       0.00%      0.14%/(A)/      0.67%     0.00%     0.67%
  Retail Class               0.53%       0.25%      0.19%/(A)/      0.97%     0.02%+    0.95%+
  Admin Class                0.53%       0.25%      0.46%/(A)(B)/   1.24%     0.04%+    1.20%+
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND
FUND2
  Institutional Class        0.57%       0.00%      0.11%           0.68%     0.00%     0.68%
  Retail Class               0.57%       0.25%      0.22%           1.04%     0.04%     1.00%
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION
PROTECTED SECURITIES FUND3
  Institutional Class        0.25%       0.00%      1.03%           1.28%     0.88%     0.40%
-----------------------------------------------------------------------------------------------

 (A)OTHER EXPENSES INCLUDE EXPENSES INDIRECTLY BORNE BY THE FUND THROUGH INVESTMENTS IN CERTAIN POOLED INVESTMENT VEHICLES ("ACQUIRED FUND FEES AND EXPENSES") OF LESS THAN 0.01% OF THE FUND'S AVERAGE DAILY NET ASSETS. THE EXPENSE INFORMATION SHOWN IN THE TABLE ABOVE MAY DIFFER FROM THE EXPENSE INFORMATION DISCLOSED IN THE FUND'S FINANCIAL HIGHLIGHTS TABLE BECAUSE THE FINANCIAL HIGHLIGHTS TABLE REFLECTS THE OPERATING EXPENSES OF THE FUND AND DOES NOT INCLUDE ACQUIRED FUND FEES AND EXPENSES.
 (B)OTHER EXPENSES INCLUDE AN ADMINISTRATIVE SERVICES FEE OF 0.25% FOR ADMIN CLASS SHARES.
 + FEE REDUCTION/REIMBURSEMENT AND NET EXPENSE HAVE BEEN RESTATED TO REFLECT THE CURRENT EXPENSE CAP ARRANGEMENTS FOR THE RETAIL CLASS AND ADMIN CLASS OF THE BOND FUND.
1 LOOMIS SAYLES HAS GIVEN A BINDING CONTRACTUAL UNDERTAKING TO THE LOOMIS SAYLES BOND FUND TO LIMIT THE AMOUNT OF THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUSIVE OF ACQUIRED FUND FEES AND EXPENSES, BROKERAGE EXPENSES, INTEREST EXPENSE, TAXES AND ORGANIZATIONAL AND EXTRAORDINARY EXPENSES, TO 0.70%, 0.95% AND 1.20% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR INSTITUTIONAL SHARES, RETAIL SHARES AND ADMIN SHARES,

RESPECTIVELY. THIS UNDERTAKING IS IN EFFECT THROUGH JANUARY 31, 2009 AND IS REEVALUATED ON AN ANNUAL BASIS. WITHOUT THIS UNDERTAKING EXPENSES FOR RETAIL CLASS SHARES AND ADMIN CLASS SHARES WOULD HAVE BEEN HIGHER.
2 LOOMIS SAYLES HAS GIVEN A BINDING CONTRACTUAL UNDERTAKING TO THE LOOMIS SAYLES GLOBAL BOND FUND TO LIMIT THE AMOUNT OF THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUSIVE OF ACQUIRED FUND FEES AND EXPENSES, BROKERAGE EXPENSES, INTEREST EXPENSE, TAXES AND ORGANIZATIONAL AND EXTRAORDINARY EXPENSES, TO 0.75% AND 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR INSTITUTIONAL SHARES AND RETAIL SHARES, RESPECTIVELY. THIS UNDERTAKING IS IN EFFECT THROUGH JANUARY 31, 2009 AND IS REEVALUATED ON AN ANNUAL BASIS. WITHOUT THIS UNDERTAKING EXPENSES FOR RETAIL CLASS SHARES WOULD HAVE BEEN HIGHER.
3 LOOMIS SAYLES HAS GIVEN A BINDING CONTRACTUAL UNDERTAKING TO THE LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND TO LIMIT THE AMOUNT OF THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUSIVE OF ACQUIRED FUNDS FEES AND EXPENSES, BROKERAGE EXPENSES, INTEREST EXPENSE, TAXES AND ORGANIZATIONAL AND EXTRAORDINARY EXPENSES, TO 0.40% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR INSTITUTIONAL SHARES. THIS UNDERTAKING IS IN EFFECT THROUGH JANUARY 31, 2009 AND IS REEVALUATED ON AN ANNUAL BASIS. WITHOUT THIS UNDERTAKING EXPENSES WOULD HAVE BEEN HIGHER.

LOOMIS SAYLES WILL BE PERMITTED TO RECOVER, ON A CLASS BY CLASS BASIS, EXPENSES IT HAS BORNE THROUGH THE UNDERTAKINGS DESCRIBED ABOVE TO THE EXTENT THAT A FUND'S EXPENSES IN LATER PERIODS FALL BELOW THE ANNUAL RATES SET FORTH IN THE RELEVANT UNDERTAKING. A FUND WILL NOT BE OBLIGATED TO PAY ANY SUCH DEFERRED FEES AND EXPENSES MORE THAN ONE YEAR AFTER THE END OF THE FISCAL YEAR IN WHICH THE FEE AND EXPENSE WAS DEFERRED.

EXAMPLE

This example*, which is based upon the expenses shown in the "Total Annual Fund Operating Expenses" column, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
.. You invest $10,000 in the Funds for the time periods indicated; .. Your investment has a 5% return each year;
.. The Funds' operating expenses remain the same; and .. All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


FUND/CLASS                                        1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                              $ 68     $214     $373    $  835
  Retail Class                                     $ 97     $307     $534    $1,188
  Admin Class                                      $122     $389     $677    $1,496
-------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                              $ 69     $218     $379    $  847
  Retail Class                                     $102     $327     $570    $1,267
-------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND
  Institutional Class                              $ 41     $319     $618    $1,468
-------------------------------------------------------------------------------------

 * THE EXAMPLES FOR RETAIL AND ADMIN CLASS SHARES OF LOOMIS SAYLES BOND FUND, RETAIL CLASS SHARES OF LOOMIS SAYLES GLOBAL BOND FUND AND INSTITUTIONAL CLASS SHARES OF LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND ARE BASED ON THE NET EXPENSES FOR THE 1-YEAR PERIOD AND ON THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE REMAINING PERIODS. THE EXAMPLES FOR INSTITUTIONAL CLASS SHARES OF LOOMIS SAYLES BOND FUND AND INSTITUTIONAL CLASS SHARES OF LOOMIS SAYLES GLOBAL BOND FUND ARE BASED ON THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL PERIODS.

A "SNAPSHOT" OF THE FUNDS' INVESTMENTS MAY BE FOUND IN THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS. IN ADDITION, A LIST OF THE FUND'S FULL PORTFOLIO HOLDINGS, WHICH IS UPDATED MONTHLY AFTER AN AGING PERIOD OF AT LEAST 30 DAYS, IS AVAILABLE ON THE FUNDS' WEBSITE AT WWW.LOOMISSAYLES.COM (CLICK ON "PRODUCTS," "MUTUAL FUNDS" AND THEN "HOLDINGS"). THESE HOLDINGS WILL REMAIN ACCESSIBLE ON THE WEBSITE UNTIL THE FUNDS FILE THEIR RESPECTIVE FORM N-CSR OR FORM N-Q WITH THE SEC FOR THE PERIOD THAT INCLUDES THE DATE OF THE INFORMATION. IN ADDITION, A LIST OF THE FUNDS' TOP 10 HOLDINGS AS OF THE MONTH-END IS GENERALLY AVAILABLE WITHIN 5 DAYS AFTER THE MONTH-END ON THE FUNDS' WEBSITE AT WWW.LOOMISSAYLES.COM (CLICK ON "PRODUCTS," "MUTUAL FUNDS," SELECT THE NAME OF THE FUND WHOSE HOLDINGS YOU WISH TO VIEW AND THEN "PORTFOLIO"). PLEASE SEE THE BACK COVER OF THIS PROSPECTUS FOR MORE INFORMATION ON OBTAINING A COPY OF THE FUNDS' CURRENT ANNUAL OR SEMIANNUAL REPORT.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request (see back cover).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions.

Because the Funds may invest in lower-quality fixed-income securities (commonly known as "junk bonds"), the Funds are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

The Fund's investment in securities issued by U.S. Government agencies are subject to security risk. Agencies of the U.S. Government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. Government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities.

The Funds' investments in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (I.E., in default) may be subject to greater credit risk.

The Funds' investment in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between two or more foreign currencies, may cause the value of a Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures and swap transactions, forward transactions and foreign currency transactions. The portfolio managers expect to use futures for the purpose of managing the duration of each Fund's portfolio. Each Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). A Fund also may use derivatives to earn income, enhance yield, or broaden the Fund's diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as liquidity risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices.

EMERGING MARKETS RISK

ECONOMIC AND POLITICAL RISKS Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates, and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

INVESTMENT CONTROLS; REPATRIATION Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOCUSED INVESTMENT RISK

This is the risk that a Fund that invests a greater percentage of its assets in a particular issuer or a small number of industries may have more risk compared with other mutual funds. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

The Funds may invest in emerging markets. As a result, the Fund may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income-producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high-quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower-quality fixed-income securities (commonly known as "junk bonds") or comparable unrated securities. Interest rate risk also is greater for Funds that generally invest in fixed-income securities with longer maturities or durations than for Funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

Each Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest (such as zero coupon securities and principal-only securities) interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities, because the prices of those types of securities tend to react more to changes in interest rates.

ISSUER RISK

The value of a Fund's investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price or at the time desired. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

LOWER-QUALITY FIXED-INCOME SECURITIES RISK

Lower-quality fixed-income securities, also known as "junk bonds," are below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered below investment grade quality, none of the three major rating agencies (Moody's Investors Services, Inc., Fitch Investor Services, Inc. or Standard and Poor's Rating Group) must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, a Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of a Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's security also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

MORTGAGE DOLLAR ROLLS RISK

A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

REAL ESTATE INVESTMENT TRUST (REITS) RISK

The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreement maturing in more than seven days may be considered illiquid securities.

SECURITIES LENDING

Each Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

STRUCTURED NOTES

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("Natixis Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Natixis Cash Management Trust-Money Market Series, Institutional Daily

Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for Natixis Cash Management Trust-Money Market Series, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis Asset Management US Group, L.P. (herein referred to as "Natixis Asset Management US Group"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Gateway Investment Advisers, LLC., Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management, L.P., and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis Asset Management US Group and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis Asset Management US Group. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management L.P. ("Natixis US") (formerly IXIS Asset Management US Group), which is part of Natixis Asset Management Group (formerly, IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each Fund.

The aggregate advisory fee paid by the Funds during the fiscal year ended September 30, 2007 as a percentage of the Funds' average daily net assets were:


FUND                                              AGGREGATE ADVISORY FEE
------------------------------------------------------------------------
Loomis Sayles Bond Fund                                   0.53%
------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                            0.57%
------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund         0.25%
------------------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2007.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate Portfolio Managers are actively involved in formulating the overall strategy for the Funds they manage but are not the primary decision makers. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Kenneth M. Buntrock has served as portfolio manager of the LOOMIS SAYLES GLOBAL BOND FUND since September 2000. Mr. Buntrock, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1997.
Mr. Buntrock holds the designation of Chartered Financial Analyst. He received a B.A. from Pennsylvania State University, an M.B.A. from the University of Pittsburgh and has over 33 years of investment experience.

Matthew J. Eagan has served as an associate portfolio manager of the LOOMIS SAYLES BOND FUND since February 2007. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Daniel J. Fuss has served as a portfolio manager of the LOOMIS SAYLES BOND FUND since its inception in May 1991. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 49 years of investment experience.

Kathleen C. Gaffney has served as co-portfolio manager of the LOOMIS SAYLES BOND FUND since October 1997. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984.
Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 23 years of investment experience.

John Hyll has served as portfolio manager of the LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND since January 2003. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College and has over 24 years of investment experience.

David W. Rolley has served as portfolio manager of the LOOMIS SAYLES GLOBAL BOND FUND since September 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994.
Mr. Rolley holds the designation of Chartered Financial Analyst. He received a B.A. from Occidental College, studied graduate economics at the University of Pittsburgh and has over 27 years of investment experience.

Clifton V. Rowe has served as portfolio manager of the LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND since January 2003. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Mr. Rowe holds the designation of Chartered Financial Analyst. He received a B.B.A. from James Madison University, an M.B.A. from the University of Chicago and has over 15 years of investment experience

Lynda L. Schweitzer has served as portfolio manager of the LOOMIS SAYLES GLOBAL BOND FUND since February 2007. Ms. Schweitzer, Vice President of Loomis Sayles, began her investment career in 1986 and joined Loomis Sayles in 2001.
Ms. Schweitzer holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Rochester, an M.B.A. from Boston University and has over 21 years of investment experience.

Elaine M. Stokes has served as an associate portfolio manager of the LOOMIS SAYLES BOND FUND since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 20 years of investment experience.

PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR INFORMATION ON PORTFOLIO MANAGER COMPENSATION, OTHER ACCOUNTS UNDER MANAGEMENT BY THE PORTFOLIO MANAGERS AND THE PORTFOLIO MANAGERS' OWNERSHIP OF SECURITIES IN THE FUNDS.

DISTRIBUTION PLANS AND ADMINISTRATIVE SERVICES AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Sayles Bond Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Natixis Distributors, L.P. (the "Distributor"), on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

Net asset value ("NAV") is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund's Board of Trustees as summarized below:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (minus applicable redemption or other charges as described earlier in this Prospectus) after your order is received "in good order." /1/

.. Requests received by a Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent "in good order." If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day's net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value and transmitted to the Distributor prior to 9:30 a.m. on the next business day, are processed at the net asset value determined on the day the order was received by your investment dealer. PLEASE CONTACT YOUR INVESTMENT DEALER TO DETERMINE WHETHER IT HAS ENTERED INTO SUCH A CONTRACTUAL AGREEMENT. IF YOUR INVESTMENT DEALER HAS NOT ENTERED INTO SUCH A CONTRACTUAL AGREEMENT, YOUR ORDER WILL BE PROCESSED AT THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR INVESTMENT DEALER SUBMITS THE ORDER TO THE FUND.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Fund or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

1 PLEASE SEE THE "HOW TO PURCHASE SHARES" SECTION WHICH PROVIDES ADDITIONAL INFORMATION REGARDING WHO CAN RECEIVE A PURCHASE ORDER.

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF 60 DAYS OR LESS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

.. OPTIONS -- The Funds generally value exchange traded options at the average of the closing bid and asked quotations.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an SAI, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Natixis Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       ABA No. 011000028
       DDA 9904-622-9
       (Your account number)
       (Your name)
       (Name of Fund)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege from www.loomissayles.com, click on "Account Access" then click on the appropriate user type and then follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options
   Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except as otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

The following table shows the investment minimum for each class of shares of each Fund.


FUND                                              MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------------------
Loomis Sayles Bond Fund                            Institutional - $100,000
                                                       Retail - $2,500
                                                      Admin - No Minimum
----------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                     Institutional - $100,000
                                                       Retail - $2,500
----------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund  Institutional - $100,000
----------------------------------------------------------------------------

Each Fund's shares (except Admin Class shares) may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, you may obtain retirement plan forms available online at www.loomissayles.com, or by calling Loomis Sayles Funds at 800-633-3330. Admin Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors.

Each subsequent investment must be at least $50. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles, employees and clients of Loomis, Sayles & Company, L.P., and their respective family members, may purchase shares of the funds offered through this prospectus below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. If your Fund account falls below $50 the Fund may redeem your remaining shares and send the proceeds to you. Accounts associated with defined contribution plans are excepted from the minimum balance fee and liquidation.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open either through your financial advisor or directly from the Fund. Shares purchased by check are redeemable, although each Fund may withhold payment until the purchase check has cleared. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

A 2% redemption fee may apply to redemptions of shares within 60 days of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV (less any applicable charges). Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by Natixis, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV (less any applicable charges). Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV (less any applicable charges). Your redemptions generally will be sent to you via first class mail within three business days after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

.. BY WIRE Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

.. BY ACH For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the address of record.
..  If the account registration or bank account information has changed within the past 30 days.
.. If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of Natixis Cash Management Trust, a money market fund that is advised by Natixis Advisors, an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of Natixis Cash Management Trust. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares or for Class A shares of Natixis Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund.

You may make an exchange by sending a signed letter of instruction, through your online account at www.loomissayles.com, or by telephone unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

A 2% redemption fee may apply to exchanges of shares within 60 days of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

CONVERSION RIGHTS

In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet at least the investment minimum requirements of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

You can obtain the form by calling 800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must be provided on the Cross Share Exchange Form.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem their shares by submitting a redemption request as described above under "How to Redeem Shares."

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

ACCOUNTS HELD BY FINANCIAL INTERMEDIARIES. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given time period. See the section "Redemption Fees" for more information.

REDEMPTION FEES (LOOMIS SAYLES BOND FUND AND LOOMIS SAYLES GLOBAL BOND FUND
ONLY) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
   Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in a Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.
.. shares redeemed in participant-directed retirement plans where the application of a redemption fee would cause a Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a "qualified default investment alternative" under ERISA.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders who own their shares through omnibus or other accounts maintained by financial intermediaries may be limited. The Funds generally do not apply redemption fees at the omnibus account level. Instead, the Funds look to financial intermediaries to assess redemption fees on underlying shareholder accounts and remit these fees to the Funds. There are no assurances that a Fund will successfully identify all financial intermediaries or that financial intermediaries will properly assess redemption fees.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes substantially all of its net capital gains realized from the sale of portfolio securities after applying any capital loss carryforwards.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. The trustees may change the frequency with which each Fund declares or pays dividends. The table below provides further information about each Fund's dividend policy.


FUND                                                         DIVIDEND POLICY
----------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                           Generally, declares and pays dividends
Loomis Sayles Global Bond Fund                    monthly
----------------------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund Generally, declares and pays dividends quarterly
----------------------------------------------------------------------------------------

You may choose to:

..  reinvest all distributions in additional shares.
.. have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the "Code" necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

TAXATION OF FUND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Income generated by investments in fixed income securities is not, and REIT is generally not, eligible for treatment as qualified dividend income. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced - in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Distribution and Taxes."

SALE OR EXCHANGE OF FUND SHARES. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. Each Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. In addition, a Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates.

For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

NON-U.S. SHAREHOLDERS. Capital Gain Dividends will not be subject to withholding. In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Foreign Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. The Funds do not intend to make such designations. Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. At the time of this filing, it is unclear whether the legislation will be enacted.

BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own tax situation, including possible federal, state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                 Income (Loss) from
                               Investment Operations              Less Distributions
                        ------------------------------------ ----------------------------
            Net asset                               Total      Dividends    Distributions
             value,        Net      Net realized     from         from        from net
            beginning   investment and unrealized investment net investment   realized
          of the period income(C)   gain (loss)   operations     income     capital gains
-----------------------------------------------------------------------------------------
BOND FUND

INSTITUTIONAL CLASS
9/30/2007    $14.13       $0.83        $0.58        $1.41        $(0.83)         $--
9/30/2006     13.81        0.72         0.47         1.19         (0.87)          --
9/30/2005     13.46        0.67         0.57         1.24         (0.89)          --
9/30/2004     12.66        0.72         0.82         1.54         (0.74)          --
9/30/2003     10.33        0.78         2.34         3.12         (0.79)          --

RETAIL CLASS
9/30/2007    $14.10       $0.79        $0.57        $1.36        $(0.79)         $--
9/30/2006     13.78        0.69         0.47         1.16         (0.84)          --
9/30/2005     13.44        0.64         0.57         1.21         (0.87)          --
9/30/2004     12.65        0.69         0.82         1.51         (0.72)          --
9/30/2003     10.33        0.75         2.34         3.09         (0.77)          --

ADMIN CLASS
9/30/2007    $14.07       $0.75        $0.58        $1.33        $(0.76)         $--
9/30/2006     13.75        0.65         0.48         1.13         (0.81)          --
9/30/2005     13.42        0.60         0.56         1.16         (0.83)          --
9/30/2004     12.64        0.65         0.82         1.47         (0.69)          --
9/30/2003     10.32        0.72         2.34         3.06         (0.74)          --


(A) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES, IF APPLICABLE. PERIODS LESS THAN ONE YEAR, IF APPLICABLE, ARE NOT ANNUALIZED. (B) THE ADVISER HAS AGREED TO REDUCE/REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REDUCTION/REIMBURSEMENT, IF ANY, THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER. (C) PER SHARE NET INVESTMENT INCOME (LOSS) HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD. (D) AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE, IF APPLICABLE. (E) INCLUDES EXPENSE RECAPTURE OF 0.02%. (F) EFFECTIVE JULY 1, 2007, THE FUND DECREASED ITS NET EXPENSE LIMITATIONS TO 0.70%, 0.95% AND 1.20%, FROM 0.75%, 1.00% AND 1.25% FOR THE INSTITUTIONAL CLASS, RETAIL CLASS AND ADMIN CLASS, RESPECTIVELY. (G) INCLUDES EXPENSE RECAPTURE OF 0.00%.


                                                              Ratios to Average Net Assets
                                                           -----------------------------------
                         Net asset             Net assets,                             Net
                           value,                end of                             investment Portfolio
    Total     Redemption   end of     Total    the period      Net          Gross     income   turnover
distributions  fees(D)   the period return%(A)   (000's)   expenses%(B)   expenses%  (loss)%     rate%
--------------------------------------------------------------------------------------------------------

   $(0.83)      $0.00      $14.71      10.3    $7,716,061      0.67(F)      0.67       5.75       20
    (0.87)       0.00       14.13       9.0     4,742,622      0.75(E)      0.75(E)    5.20       26
    (0.89)       0.00       13.81       9.5     3,303,997      0.75         0.79       4.91       22
    (0.74)       0.00       13.46      12.5     2,365,199      0.75         0.79       5.48       42
    (0.79)         --       12.66      30.9     1,730,165      0.75         0.78       6.64       35

   $(0.79)      $0.00      $14.67       9.9    $6,432,333      0.97(F)      0.97       5.49       20
    (0.84)       0.00       14.10       8.8     2,232,632      1.00         1.01       4.99       26
    (0.87)       0.00       13.78       9.2       707,394      1.00         1.05       4.64       22
    (0.72)       0.00       13.44      12.2       275,349      1.00         1.04       5.24       42
    (0.77)         --       12.65      30.6       143,932      1.00         1.07       6.35       35

   $(0.76)      $0.00      $14.64       9.7    $  193,850      1.23(F)(G)   1.23(G)    5.20       20
    (0.81)       0.00       14.07       8.5       106,941      1.25         1.29       4.71       26
    (0.83)       0.00       13.75       8.9        64,263      1.25         1.31       4.39       22
    (0.69)       0.00       13.42      11.9        27,299      1.25         1.29       4.99       42
    (0.74)         --       12.64      30.4        12,061      1.25         1.40       6.13       35

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                 Income (Loss) from
                               Investment Operations               Less Distributions
                        ------------------------------------  ---------------------------
            Net asset                                Total      Dividends    Distributions
             value,        Net       Net realized     from         from        from net
            beginning   investment  and unrealized investment net investment   realized
          of the period income/(c)/  gain (loss)   operations     income     capital gains
------------------------------------------------------------------------------------------
GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2007    $15.43       $0.60         $0.70        $1.30        $(0.90)       $   --
9/30/2006     15.57        0.48          0.16         0.64         (0.70)        (0.08)
9/30/2005     15.59        0.44          0.05         0.49         (0.46)        (0.05)
9/30/2004     14.93        0.48          0.78         1.26         (0.60)           --
9/30/2003     12.68        0.62          2.25         2.87         (0.62)           --

RETAIL CLASS
9/30/2007    $15.29       $0.54         $0.70        $1.24        $(0.82)       $   --
9/30/2006     15.43        0.44          0.15         0.59         (0.65)        (0.08)
9/30/2005     15.46        0.40          0.05         0.45         (0.43)        (0.05)
9/30/2004     14.83        0.43          0.79         1.22         (0.59)           --
9/30/2003     12.62        0.58          2.24         2.82         (0.61)           --


(A) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES, IF APPLICABLE. PERIODS LESS THAN ONE YEAR, IF APPLICABLE, ARE NOT ANNUALIZED. (B) THE ADVISER HAS AGREED TO REDUCE/REIMBURSE A PORTION OF THE FUND'S EXPENSE DURING THE PERIOD. WITHOUT THIS REDUCTION/REIMBURSEMENT, IF ANY, THE FUND'S RATIO OF EXPENSES WOULD HAVE BEEN HIGHER. (C) PER SHARE NET INVESTMENT INCOME (LOSS) HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD. (D) AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE, IF APPLICABLE. (E) INCLUDES EXPENSE RECAPTURE OF 0.03%.

                                                             Ratios to Average Net Assets
                                                           ---------------------------------
                         Net asset             Net assets,                           Net
                           value,                end of                           investment Portfolio
    Total     Redemption   end of     Total    the period      Net        Gross     income   turnover
distributions  fees(D)   the period return%(A)   (000's)   expenses%(B) expenses%  (loss)%     rate%
------------------------------------------------------------------------------------------------------

   $(0.90)      $0.00      $15.83       8.7     $996,046       0.68       0.68       3.84        95
    (0.78)       0.00       15.43       4.3      643,991       0.74(E)    0.74(E)    3.21        77
    (0.51)       0.00       15.57       3.1      553,704       0.75       0.80       2.75        63
    (0.60)       0.00       15.59       8.6      287,830       0.80       0.85       3.15        61
    (0.62)         --       14.93      23.4       83,325       0.90       0.94       4.50       107

   $(0.82)      $0.00      $15.71       8.4     $874,575       1.00       1.04       3.53        95
    (0.73)       0.00       15.29       4.0      540,697       1.00       1.09       2.93        77
    (0.48)       0.00       15.43       2.8      699,498       1.00       1.09       2.57        63
    (0.59)       0.00       15.46       8.4      413,652       1.04       1.10       2.88        61
    (0.61)         --       14.83      23.1       55,487       1.15       1.21       4.13       107

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                 Income (Loss) from
                               Investment Operations              Less Distributions
                        ------------------------------------ ---------------------------
            Net asset                               Total      Dividends    Distributions
             value,        Net      Net realized     from         from        from net
            beginning   investment and unrealized investment net investment   realized
          of the period income(C)   gain (loss)   operations     income     capital gains
-----------------------------------------------------------------------------------------
INFLATION PROTECTED SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2007    $10.30       $0.47        $ 0.03       $0.50        $(0.49)       $   --
9/30/2006     10.84        0.52         (0.38)       0.14         (0.63)        (0.05)
9/30/2005     11.02        0.42         (0.08)       0.34         (0.52)           --
9/30/2004     11.60        0.37         (0.12)       0.25         (0.54)        (0.29)
9/30/2003     11.94        0.43          0.05        0.48         (0.53)        (0.29)



(A) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES, IF APPLICABLE. PERIODS LESS THAN ONE YEAR , IF APPLICABLE, ARE NOT ANNUALIZED. (B) THE ADVISER HAS AGREED TO REDUCE/REIMBURSE A PORTION OF THE FUND'S EXPENSE DURING THE PERIOD. WITHOUT THIS REDUCTION/REIMBURSEMENT THE FUND'S RATIO OF EXPENSES WOULD HAVE BEEN HIGHER. (C) PER SHARE NET INVESTMENT INCOME (LOSS) HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD. (D) EFFECTIVE JULY 1, 2005, THE FUND DECREASED ITS NET EXPENSE LIMITATION TO 0.45% FROM 0.50%.

                                                             Ratios to Average Net Assets
                                                           ---------------------------------
                         Net asset             Net assets,                           Net
                           value,                end of                           investment Portfolio
    Total     Redemption   end of     Total    the period      Net        Gross     income   turnover
distributions    fees    the period return%(A)   (000's)   expenses%(B) expenses%  (loss)%     rate%
------------------------------------------------------------------------------------------------------

  $(0.49)        $--       $10.31      5.1       $13,468       0.40       1.28       4.60        26
   (0.68)         --        10.30      1.5         9,053       0.40       1.69       4.96        41
   (0.52)         --        10.84      3.1         9,298       0.49(D)    1.54       3.81       141
   (0.83)         --        11.02      2.3         7,390       0.50       1.73       3.33        99
   (0.82)         --        11.60      4.3         9,549       0.50       1.28       3.68        60

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAIs, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAIs are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

PORTFOLIO HOLDINGS A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

NATIXIS DISTRIBUTORS, L.P. ("NATIXIS DISTRIBUTORS"), AN AFFILIATE OF LOOMIS SAYLES, AND OTHER FIRMS SELLING SHARES OF LOOMIS SAYLES FUNDS ARE MEMBERS OF
THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA"). AS A SERVICE TO INVESTORS, FINRA HAS ASKED THAT WE INFORM YOU OF THE AVAILABILITY OF A BROCHURE ON ITS PUBLIC DISCLOSURE PROGRAM. THE PROGRAM PROVIDES ACCESS TO INFORMATION ABOUT SECURITIES FIRMS AND THEIR REPRESENTATIVES. INVESTORS MAY OBTAIN A COPY
BY CONTACTING FINRA AT 800-289-9999 OR BY VISITING ITS WEBSITE AT WWW.FINRA.COM.

NATIXIS DISTRIBUTORS DISTRIBUTES THE NATIXIS FUNDS AND LOOMIS SAYLES FUNDS. IF YOU HAVE A COMPLAINT CONCERNING NATIXIS DISTRIBUTORS OR ANY OF ITS REPRESENTATIVES OR ASSOCIATED PERSONS, PLEASE DIRECT IT TO NATIXIS DISTRIBUTORS, L.P., ATTN: DIRECTOR OF COMPLIANCE, 399 BOYLSTON STREET, BOSTON, MA 02116 OR CALL US AT (617) 449-2828.

[LOGO]

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I
File No. 811-08282                                                M-LSFI51-0208

[LOGO OF LOOMIS SAYLES]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2008

LOOMIS SAYLES FUNDS I

    .  Loomis Sayles Fixed Income Fund

    .  Loomis Sayles Institutional High Income Fund

    .  Loomis Sayles Intermediate Duration Fixed Income Fund

    .  Loomis Sayles Investment Grade Fixed Income Fund

   This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the series of Loomis Sayles Funds I listed above (collectively the "Funds," with each series being known as a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Loomis Sayles Institutional Funds Prospectus dated February 1, 2008, as from time to time revised or supplemented (the "Prospectus"). Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds' website at www.loomissayles.com.

   The Funds' financial statements and accompanying notes that appear in the Funds' annual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual report contains additional performance information and is available upon request and without charge by calling 800-633-3330 or by visiting the Funds' website at www.loomissayles.com.

                               TABLE OF CONTENTS

THE TRUST..................................................................  3
INVESTMENT STRATEGIES AND RISKS............................................  3
TEMPORARY DEFENSIVE STRATEGIES............................................. 24
PORTFOLIO TURNOVER......................................................... 24
PORTFOLIO HOLDINGS......................................................... 25
MANAGEMENT OF THE TRUST.................................................... 26
PRINCIPAL HOLDERS.......................................................... 35
INVESTMENT ADVISORY AND OTHER SERVICES..................................... 40
PORTFOLIO MANAGEMENT INFORMATION........................................... 46
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 49
DESCRIPTION OF THE TRUST................................................... 53
HOW TO BUY SHARES.......................................................... 54
REDEMPTIONS................................................................ 54
SHAREHOLDER SERVICES....................................................... 56
NET ASSET VALUE............................................................ 57
TAXES...................................................................... 58
PERFORMANCE INFORMATION.................................................... 64
FINANCIAL STATEMENTS....................................................... 65
APPENDIX A                                                                  66

                                   THE TRUST

   Loomis Sayles Funds (the "Trust") is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series.

   The Loomis Sayles Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 17, 1995. The Loomis Sayles Institutional High Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on June 5, 1996. The Loomis Sayles Intermediate Duration Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 28, 1998. The Loomis Sayles Investment Grade Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on July 1, 1994.

                        INVESTMENT STRATEGIES AND RISKS

   The investment policies of each Fund set forth in its Prospectus and in this Statement may be changed by the Trust's Board of Trustees without shareholder approval, except that (1) the investment objective of each Fund as set forth in its Prospectus and (2) any policy of the Funds explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the Fund's outstanding shares are present or represented by proxy or (ii) more than 50% of the Fund's outstanding shares). The percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to the investment objective and set in the Prospectus, the following investment restrictions are policies of each of the Funds marked with an asterisk are fundamental policies.

Each Fund will not:

   *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

   *(3) Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

   *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

   *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

   *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

   (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

   *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC)

   The Funds intend, based on the views of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

   Although authorized to invest in restricted securities, the Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

   For purposes of the foregoing restrictions, the Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract;, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

   Some Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without providing 60 days' notice to shareholders of the relevant Fund in accordance with Rule 35d-1 under the 1940 Act.

   Loomis Sayles Fixed Income Fund

   The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

   Loomis Sayles Intermediate Duration Fixed Income Fund

   The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed-income securities.

   Loomis Sayles Investment Grade Fixed Income Fund

   The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed-income securities.

Investment Strategies

   The following is a list of investment strategies, including particular types of securities or instruments or specific practices, that may be used by Loomis Sayles in managing the Funds. Each Fund's principal strategies are detailed in the Prospectus. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies. The list under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" or under applicable law, each Fund may engage in each of the strategies and invest in each security and instrument listed below. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specially enumerated under each category.

   Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below. The Prospectus or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus or this Statement.

Fund                 Securities                                Practices
----                 ----------                                ---------
Fixed Income Fund    Debt Securities Investment Grade Bonds,   Temporary Defensive Strategies
                     Corporate Securities, Convertible         Repurchase Agreements
                     Securities, U.S. Government Securities,   Swap Contracts
                     Lower Quality Debt Securities, Preferred  Illiquid Securities
                     Stock, Zero Coupon Securities, Rule       Futures Contracts
                     144A Securities, Mortgage-Backed          Options
                     Securities, Stripped Securities, Asset-
                     Backed Securities, Real Estate Investment
                     Trusts, When-Issued Securities,
                     Commercial Paper Collateralized
                     Mortgage Obligations, Mortgage-Related
                     Securities (including Dollar Rolls,
                     Structured Notes, Inflation-Linked
                     Bonds)
                     Equity Securities (Investment
                     Companies)
                     Foreign Securities (Emerging Markets,
                     Currency Transactions, Supranational
                     Entities)

Fund                 Securities                                 Practices
----                 ----------                                 ---------
Institutional High   Debt Securities Lower Quality Debt         Temporary Defensive Strategies
Income Fund          Securities, Corporate Securities,          Repurchase Agreements
                     Convertible Securities, U.S. Government    Swap Contracts
                     Securities, Zero-Coupon Securities, Rule   Illiquid Securities
                     144A Securities, Securities, Stripped      Futures Contracts
                     Mortgage-Backed Securities, Asset-         Options
                     Backed Securities, Real Estate Investment
                     Trusts, When-Issued Securities,
                     Commercial Paper Collateralized
                     Mortgage Obligations, Mortgage-Related
                     Securities (including Dollar Rolls-,
                     Structured Notes, Inflation-Linked
                     Bonds)
                     Equity Securities (Investment
                     Companies)
                     Foreign Securities (Emerging Markets,
                     Currency Transactions, Supranational
                     Entities)

Intermediate         Debt Securities Investment Grade Bonds,    Temporary Defensive Strategies
Duration Fixed       Corporate Bonds, Convertible Securities,   Futures Contracts
Income Fund          U.S. Government Securities, Zero-          Options
                     Coupon Securities, Rule 144A Securities,   Swap Contracts
                     Mortgage-Backed Securities, Asset-
                     Backed Securities, Real Estate Investment
                     Trusts, When-Issued Securities,
                     Mortgage- Related Securities (including
                     dollar rolls, Structured Notes, Stripped
                     Securities, Inflation- Linked Bonds)
                     Equity Securities (Investment
                     Companies)
                     Foreign Securities (Emerging Markets,
                     Supranational Entities Currency
                     Transactions)

Investment Grade     Debt Securities Investment Grade Bonds,    Temporary Defensive Strategies
Fixed Income Fund    Corporate Bonds, U.S. Government           Futures Contracts
                     Securities, Lower Quality Debt Securities, Options
                     Zero Coupon Securities, Rule 144A          Swap Contracts
                     Securities, Mortgage-Backed Securities,
                     Stripped Securities, Real Estate
                     Investment Trusts, When-Issued
                     Securities, Collateralized Mortgage
                     Obligations, Mortgage Related Securities
                     (including dollar rolls, Structured Notes,
                     Inflation Linked Bonds)
                     Equity Securities (Investment
                     Companies)
                     Foreign Securities (Emerging Markets,
                     Supranational Entities,
                     Currency Transactions)

Adjustable Rate Mortgage Security ("ARM")

   An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest, as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

   Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations

   A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments. CMOs and other asset-backed securities and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described under "Mortgage-Related Securities" below.

Common Stocks and Other Equity Securities

   Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stocks and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Convertible Securities

   Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially. Many convertible securities are relatively illiquid.

Depositary Receipts

   Some Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in ADRs, changes in foreign economies and political climates are most likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund's portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Emerging Markets

   Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

   In determining whether to invest in securities of foreign issuers, the adviser of a Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Fixed Income Securities

   Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Since interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

   Investment Grade Fixed Income Securities To be considered investment grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. ("Fitch"), Moody's Investor Services, Inc ("Moody's"),or Standard & Poor's Ratings Services ("S & P")) must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   Lower Quality Fixed Income Securities Lower quality fixed income securities (commonly referred to as "junk bonds") are below investment grade quality. To be considered below investment grade quality, none of the three major rating agencies must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   Lower quality fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower quality fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower quality fixed income securities, a Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower quality fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower quality fixed income securities may be in poor standing or in default and typically have speculative characteristics.

   For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

   Investment in securities of foreign issuers will usually involve investment in securities of supranational entities and may involve currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs. As such, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

   If conditions warrant, a Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

   Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

   A Fund generally will not enter into a forward contract with a term of greater than one year.

   Each Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option (and thereby require the other party to buy or sell the currency) on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations if the options are not traded on an established exchange. Options transactions also involve the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

   Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

Foreign Currency Exchange Transactions

   Some Funds may engage in foreign currency exchange transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to foreign securities or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date. Such forward contracts may be entered into on a non-deliverable basis, which means that the parties settle the contract through a payment of cash in an amount equal to the net obligations under the contract rather than by delivery of the foreign currency against payment of an agreed-upon price. The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or
(ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. A Fund's use of currency exchange transactions may be limited by tax considerations. The adviser may decide not to engage in currency exchange transactions and there is no assurance that any currency exchange strategy used by a Fund will succeed. In addition, suitable currency exchange transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Options and Futures" and "Swap Transactions" below.

   Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Securities

   Other than obligations of supernational entities, foreign securities may include securities of issuers organized or headquartered outside the United States. Some Funds may invest in foreign securities. In addition to the risk associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures in all.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

   Although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Funds income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

   In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its net asset value ("NAV"), the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Net Asset Value."

Illiquid Securities

   Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, including securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

   Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Fund may also purchase commercial paper issued under
Section 4(2) of the Securities Act. Investing in Rule 144A securities and
Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined pursuant to guidelines established by the Trust's Board of Trustees that the particular issue is liquid.

Inflation Linked Bonds

   Each Fund may invest in inflation linked bonds. Inflation linked bonds are fix income securities whose principal value is adjusted periodically according to the rate of inflation. Some Funds may invest in inflation linked bonds issued by the Japanese government. These bonds generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these bonds increases with increases in the price index used as a reference for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal (as adjusted) by a fixed coupon rate.

   Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation linked bonds generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rate might rise, leading to a decrease in the value of inflation linked bonds. If inflation is lower than expected during a period holds inflation linked bonds, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation linked bonds may not be protected to the extent that the increase is not reflected in the price index used as a reference for the bonds. There can be no assurance that the price index used for an inflation linked bond will accurately measure the real rate of inflation in the prices of goods and services. Inflation linked bonds issued by the Japanese government will be subject to the risks described above under "Foreign Securities." Certain Funds may also invest in Treasury Inflation-Protected Securities issued by the U.S. government. See "U.S. Government Securities" below for additional information.

Initial Public Offerings

   Some Funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains. The availability of IPOs may be limited so that a Fund does not get the full allocation desired.

Money Market Instruments

   A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

   Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Mortgage-Related Securities

   The Funds may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("FNMA"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed income securities when interest rates decline because of the risk of prepayments.

Mortgage Dollar Rolls

   Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Options and Futures

   Options and futures transactions involve a Fund's buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

   Options can be classified as either "call" or options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires to "cover" its obligation under the option. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may or may not be traded on or off of an established securities exchange.

   If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

   The use of options involves risks, including those arising because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

   Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces other than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

   An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   An over-the-counter option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, a Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders as taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

   A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index, (e.g., an interest-bearing security) for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1,000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

   When a trader, such as a Fund, enters into a futures contract, it is required to deposit with or for the benefit of its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract, depending on applicable exchange rules. Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction cost.

   Although many futures contracts call for the delivery or acceptance of the specified instrument, futures are usually closed out before the settlement date through the purchase or sale of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

   The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

   In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

   Certain Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide to not employ any of these strategies and there is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

   The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

   The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

Pay-in-Kind Securities

   Certain Funds may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Private Placements

   Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund's net asset value.

   While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities
Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

   The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of a Fund's adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

   Generally, restricted securities may be only to qualified institutional buyer, in a privately negotiated transaction to a limited number of purchasers in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

   Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Real Estate Investment Trusts

   Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under Internal Revenue the Code and failing to maintain their exemptions from registration under the 1940 Act.

   Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

   A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund's making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from a REIT will not qualify for the corporate dividends-received deduction, or generally, for treatment as qualified dividend income.

Repurchase Agreements

   Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk.

While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) the inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Securities Lending

   Securities lending involves a Fund lending its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund's custodian of each cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. Each Fund will continue to benefit from payments in lieu of interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33-1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Fund. The Funds pay various fees in connection with such loans, including fees to the parties arranging the loans shipping fees and custodial or placement fees.

   Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

Short-Term Trading

   The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in a Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

   Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations may fluctuate more widely than market averages.

Step Coupon Securities

   Certain Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Mortgage-Backed Securities

   Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs," respectively). The yield to maturity of an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

   The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

"Stripped" Securities

   Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes

   Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

   Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

   Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

Supranational Entities

   Certain Funds may invest in obligations of supranational entities. A supranational entity is an entities designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entities depend for financial backing or repayment may be unable or unwilling to provide that support. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Swap Transactions

   Certain Funds may enter into interest rate or currency swap transaction to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities, or interest rates, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank, a brokerage firm or other financial institution as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will either designate on its records or segregate at its custodian bank liquid assets in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. To the extent that the Fund invests in swaps whose return corresponds to the performance of a foreign security or a foreign securities index, such swap transaction will involve risks similar to the risks of investing in foreign securities generally. See "Foreign Securities" above. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments, such as participation notes and zero-strike warrants and options and debt-linked or equity-linked securities.

   Certain Funds may invest may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid or deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Tax Exempt Securities

   Certain Funds may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund's portfolio manager to be reliable), exempt from federal income tax.

   Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

   There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

   The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

   The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but a Fund's adviser will consider such an event as part of its normal, ongoing review of all a Fund's portfolio securities.

   Securities in which a Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund's Tax Exempt Securities in the same manner.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax Exempt Securities for investment by the Funds and the value of a Fund's portfolios could be materially affected, in which event such a Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

   All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

   U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the GNMA, the Federal Home Loan Mortgage Corporation, the FNMA, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

   U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and 30 years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

   "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by the GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes" - FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

   "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

   Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

   The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is larger, under certain market conditions each Fund may, for temporary defensive purposes, expect lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. Government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore these types of securities should be considered riskier than U.S. Government securities.

   See "Mortgage Backed Securities" above for additional information on these securities.

Warrants and Rights

   Certain Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant.. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder the holder to buy the new common stock at a lower price than the public offering price.

When-Issued Securities

   A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. A Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate at its custodian bank liquid assets in an amount sufficient to satisfy these obligations.

Zero Coupon Securities

   Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

                        TEMPORARY DEFENSIVE STRATEGIES

   The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Funds from achieving their goals.

   In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

   A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover may generate higher levels of taxable gains and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

   Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Fund's adviser believes that portfolio changes are appropriate. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund.

                              PORTFOLIO HOLDINGS

   The Funds Board of Trustees has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, full portfolio holdings information will not be disclosed until it is first posted on the Funds' website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it has aged at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds, as follows:

    (1)Disclosure of portfolio holdings posted on the Funds' website provided that the information is shared no sooner than the next day following the day on which the information is posted;

    (2)Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); and FactSet (daily disclosure of full portfolio holdings provided the next business day);

    (3)Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to RiskMetrics Group. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds' adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

    (4)Disclosure to employees of the Funds' adviser, principal underwriter, administrator, custodian, fund accounting agent, fund counsel and independent registered public accounting firm, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

    (5)Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

   With respect to items (2)
through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund's adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entity that receives information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings) and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds' officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund's chief compliance officer regarding any material issues concerning the Fund's disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

   Other registered investment companies that are advised or sub-advised by a Fund's adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the Funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds', and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

   In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. Each Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE TRUST

   The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

   The table below provides certain information regarding the Trustees and officers of the Trust. For the purposes of this table and this Statement, the term "Independent Trustees" means those trustees who are not "interested persons" as defined in the 1940 Act of the trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For the purposes of this Statement, the term "Interested Trustees" means those trustees who are "interested persons" of the trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

   Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                       Position(s) Held                             Number of
                        with the Trust,        Principal       Portfolios in Fund
                        Length of Time       Occupation(s)     Complex Overseen***
                        Served and Term      During Past 5          and Other
Name and Year of Birth    of Office*            Years**        Directorships Held
---------------------- -----------------  -------------------- -------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.      Trustee       Douglas Dillon       42
  (1940)                  since 2003      Professor and        Director,
                                          Director of the      Taubman Centers,
                        Contract Review   Belfer Center for    Inc. (real estate
                        and Governance    Science and          investment trust)
                       Committee Member   International
                                          Affairs, John F.
                                          Kennedy School of
                                          Government, Harvard
                                          University

Charles D. Baker            Trustee       President and Chief  42
  (1956)                  since 2005      Executive Officer,   None
                                          Harvard Pilgrim
                        Contract Review   Health Care (health
                        and Governance    plan)
                       Committee Member

Edward A. Benjamin          Trustee       Retired              42
  (1938)                  since 2002                           None

                        Chairman of the
                        Contract Review
                        and Governance
                           Committee

Daniel M. Cain              Trustee       President and Chief  42
  (1945)                  since 2003      Executive Officer,   Director,
                                          Cain Brothers &      Sheridan
                        Chairman of the   Company,             Healthcare, Inc.
                        Audit Committee   Incorporated         (physician practice
                                          (investment banking) management)

Jonathan P. Mason           Trustee       Chief Financial      42
  (1958)                  since 2007      Officer, Cabot       None
                                          Corp. (specialty
                        Audit Committee   chemicals);
                            Member        formerly, Vice
                                          President and
                                          Treasurer,
                                          International Paper
                                          Company; formerly,
                                          Chief Financial
                                          Officer, Carter
                                          Holt Harvey (forest
                                          products)

Sandra O. Moose         Chairperson of    President,           42
  (1942)                 the Board of     Strategic Advisory   Director,
                           Trustees       Services             Verizon
                          since 2005      (management          Communications;
                                          consulting);         Director, Rohm and
                            Trustee       formerly, Senior     Haas Company
                          since 2003      Vice President and   (specialty
                                          Director, The        chemicals);
                       Ex officio member  Boston Consulting    Director, AES
                         of the Audit     Group, Inc.          Corporation
                         Committee and    (management          (international
                        Contract Review   consulting)          power company)
                        and Governance
                           Committee

Cynthia L. Walker           Trustee       Deputy Dean for      42
  (1956)                  since 2005      Finance &            None
                                          Administration,
                        Audit Committee   Yale School of
                            Member        Medicine; formerly,
                                          Executive Dean for
                                          Administration,
                                          Harvard Medical
                                          School and
                                          formerly, Dean for
                                          Finance & CFO,
                                          Harvard Medical
                                          School

                                                                               Number of
                                                                               Portfolios
                                                                                in Fund
                                                                                Complex
                           Position(s) Held with                              Overseen***
                            the Trust, Length of                               and Other
                          Time Served and Term of   Principal Occupation(s)   Directorships
Name and Year of Birth            Office*            During Past 5 Years**        Held
----------------------    ------------------------  ------------------------  -------------
INTERESTED TRUSTEES

Robert J. Blanding/1/       President and Chief     President, Chairman,      42
  (1947)                   Executive Officer and    Director and Chief        None
555 California Street             Trustee           Executive Officer,
San Francisco, CA 94104          since 2002         Loomis, Sayles &
                                                    Company, L.P.

John T. Hailer/2/         Executive Vice President  President and Chief       42
  (1960)                        and Trustee         Executive Officer,        None
                                 since 2003         Natixis Asset Management
                                                    Advisors, L.P., Natixis
                                                    Distributors, L.P.,
                                                    Natixis Global
                                                    Associates, Inc. and
                                                    Natixis Global Asset
                                                    Management, L.P.;
                                                    President and Chief
                                                    Executive Officer,
                                                    Natixis Funds Trust I,
                                                    Natixis Funds Trust II,
                                                    Natixis Funds Trust III,
                                                    Natixis Funds Trust IV,
                                                    Natixis Cash Management
                                                    Trust, Gateway Trust and
                                                    Hansberger International
                                                    Series; President of
                                                    Loomis Sayles Funds II

--------
* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P are omitted if not materially different from a trustee's or officer's current position with such entity.
*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust (collectively the "Fund Complex"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or Natixis Equity Diversified Portfolio, which liquidated on August 3, 2007.
/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer of Natixis Distribution Corporation, Natixis Global Asset Management, L.P., Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

                            Position(s) Held with
                            the Trust, Length of
                            Time Served and Term      Principal Occupation(s)
Name and Year of Birth           of Office*            During Past 5 Years**
----------------------   ---------------------------  ------------------------
OFFICERS

Coleen Downs Dinneen     Secretary, Clerk and Chief   Senior Vice President,
  (1960)                        Legal Officer         General Counsel,
                                 since 2004           Secretary and Clerk
                                                      (formerly, Deputy
                                                      General Counsel,
                                                      Assistant Secretary and
                                                      Assistant Clerk) Natixis
                                                      Distribution
                                                      Corporation, Natixis
                                                      Distributors, L.P. and
                                                      Natixis Asset Management
                                                      Advisors, L.P.

Daniel J. Fuss            Executive Vice President,   Vice Chairman and
  (1933)                         since 2003           Director, Loomis Sayles
One Financial Center                                  & Company, L.P.
Boston, MA 02111

Russell L. Kane           Chief Compliance Officer    Chief Compliance Officer
  (1969)                         since 2006           for Mutual Funds, Vice
                                                      President, Deputy
                             Assistant Secretary      General Counsel,
                                 since 2004           Assistant Secretary and
                           Anti -Money Laundering     Assistant Clerk, Natixis
                                   Officer            Distributors, L.P. and
                                 since 2007           Natixis Asset Management
                                                      Advisors, L.P.; Vice
                                                      President, Associate
                                                      General Counsel,
                                                      Assistant Secretary and
                                                      Assistant Clerk, Natixis
                                                      Distribution
                                                      Corporation, Natixis
                                                      Distributors, L.P. and
                                                      Natixis Asset Management
                                                      Advisors, L.P.;
                                                      formerly, Senior
                                                      Counsel, Columbia
                                                      Management Group.

Michael C. Kardok           Treasurer, Principal      Senior Vice President,
  (1959)                  Financial and Accounting    Natixis Asset Management
                                   Officer            Advisors, L.P. and
                                 since 2004           Natixis Distributors,
                                                      L.P.; formerly, Senior
                                                      Director, PFPC Inc.;
                                                      formerly, Vice President
                                                      - Division Manager,
                                                      First Data Investor
                                                      Services, Inc.

Robert Krantz             Executive Vice President    Executive Vice
  (1964)                         since 2007           President, Natixis
                                                      Distributors, L.P. and
                                                      Natixis Asset Management
                                                      Advisors, L.P.

--------
* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts and Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from an officer's current position with such entity.

Standing Board Committees

   The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

   The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2007, this Committee held five meetings.

   The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must identify
(i) the name and address of the shareholder, (ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   The Audit Committee of the Trusts consists solely of an Independent Trustees and considers matters relating to the scope and results of the Trust audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2007, this Committee held six meetings.

   The current membership of each committee is as follows:

Audit Committee                Contract Review and Governance Committee
---------------                ----------------------------------------
Daniel M. Cain - Chairman           Edward A. Benjamin - Chairman
Jonathan Mason                      Graham T. Allison, Jr.
Cynthia L. Walker                   Charles D. Baker

   As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

   As of December 31, 2007, the trustees had the following ownership in the
Funds:

Independent Trustees:

    Dollar Range of Fund        Graham T.     Charles  Edward A.  Daniel M.
    Shares*                   Allison, Jr.** D. Baker  Benjamin**  Cain**
    --------------------      -------------- --------- ---------- ---------
    Loomis Sayles Fixed
      Income Fund                   A            A         A          A
    Loomis Sayles
      Institutional High
      Income Fund                   A            A         A          A
    Loomis Sayles
      Intermediate Duration
      Fixed Income Fund             A            A         A          A
    Loomis Sayles Investment
      Grade Fixed Income Fund       A            A         A          A
    Aggregate Dollar Range
      of Fund Shares in
      Funds Overseen by
      Trustee in the Fund
      Complex                       E            D         E          E

    Dollar Range of Fund       Johnathan P.  Sandra O. Cynthia L.
    Shares*                      Mason***     Moose**    Walker
    --------------------      -------------- --------- ----------
    Loomis Sayles Fixed
      Income Fund                   A            A         A
    Loomis Sayles
      Institutional High
      Income Fund                   A            A         A
    Loomis Sayles
      Intermediate Duration
      Fixed Income Fund             A            A         A
    Loomis Sayles Investment
      Grade Fixed Income Fund       A            A         A
    Aggregate Dollar Range
      of Fund Shares in
      Funds Overseen by
      Trustee in the Fund
      Complex                       C            E         E

--------
*  A. None
   B. $1 - 10,000
   C. $10,001 - $50,000
   D. $50,001 - $100,000
   E. over $100,000

** Amounts include amounts held through the deferred compensation plan.

***Mr. Mason was appointed a trustee effective April 1, 2007.

Interested Trustees

   Dollar Range of Fund Shares*             Robert J. Blanding John T. Hailer
   ----------------------------             ------------------ --------------
   Loomis Sayles Fixed Income Fund                  A                A
   Loomis Sayles Institutional High Income
     Fund                                           E                A
   Loomis Sayles Intermediate Duration
     Fixed Income Fund                              A                A
   Loomis Sayles Investment Grade Fixed
     Income Fund                                    A                A

   Aggregate Dollar Range of Fund Shares
     in Funds Overseen by Trustee in the
     Fund Complex:                                  E                E

--------
*  A. None
   B. $1 - 10,000
   C. $10,001 - $50,000
   D. $50,001 - $100,000
   E. over $100,000

** Amounts include amounts held through the deferred compensation plan.

Trustee Fees

   The Trust pays no compensation to its officers or to its trustees who are Interested Trustees.

   The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Effective January 1, 2008, each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio

   During the fiscal year ended September 30, 2007, the trustees received the amounts set forth in the following table for serving as trustees of the Trust and also for serving as trustees of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds II, Hansberger International Series and AEW Real Estate Income Fund (prior to the Fund's liquidation on April 13, 2007). The table also sets forth, as applicable, pension or retirement benefits accrued as past fund expenses, as well as estimated annual retirement benefits.

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2007

                                             Pension or               Total
                                             Retirement            Compensation
                                              Benefits  Estimated    From the
                                             Accrued as   Annual       Fund
                                Aggregate     Part of    Benefits    Complex
                               Compensation    Trust       Upon      Paid to
Name of Person, Position       from Trust/1/  Expenses  Retirement  Trustee/2/
------------------------       ------------  ---------- ---------- ------------
Independent Trustees
Graham T. Allison, Jr.           $40,708         $0         $0       $102,125
Charles D. Baker                 $37,473         $0         $0       $ 94,075
Edward A. Benjamin               $44,879         $0         $0       $112,625
Daniel M. Cain                   $45,467         $0         $0       $112,825
John Shane**                     $10,131         $0         $0       $ 26,125
Jonathan P. Mason*               $18,018         $0         $0       $ 43,500
Kenneth J.Cowen**                $ 9,721         $0         $0       $ 25,125
Paul G.Chenault**                $ 9,721         $0         $0       $ 25,125
Richard Darman***                $40,168         $0         $0       $100,125

Sandra O. Moose......................... $103,163 $0  $0  $200,000

Cynthia L. Walker....................... $ 41,296 $0  $0  $102,325

Interested Trustees.....................
Robert J. Blanding...................... $0       $0  $0  $0
John T. Hailer.......................... $0       $0  $0  $0

   The Natixis Funds trusts, Loomis Sayles Funds trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date of such fees.

/1/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2007, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2007 for the Trustees is as follows: Allison ($480,500), Baker ($15,130), Benjamin ($103,219), Cain ($181,237), Darman ($209,777),
     Mason ($4,374)and Walker ($36,696).

/2/ Total Compensation represents amounts paid during the fiscal year ended September 30, 2007 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-three (43) funds as of September 30, 2007. The number of trusts and funds includes the AEW Real Estate Income Fund, which was liquidated on April 13, 2007, and the IXIS Equity Diversified Portfolio, which was liquidated on August 3, 2007.

*    Mr. Mason was appointed as trustee on April 1, 2007.

** Effective December 31, 2006, Messrs. Paul G. Chenault, Kenneth J. Cowen and John Shane retired as members of the Natixis & Loomis Sayles Fund Board of Trustees.

***  Mr. Darman served as a Trustee until his death on January 25, 2008.

   Code of Ethics. The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

   Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Funds investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of a Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to each Fund, or Natixis Advisors, each Fund's administrator, the records and information maintained by the adviser under the Guidelines.

   Loomis Sayles uses the services of third parties ("Proxy Voting Services"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

   All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine "for" and "against" issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

   The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund holding the security when necessary or appropriate, and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

   Loomis Sayles has established several policies to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

   Information regarding how the Funds voted proxies related to their prospective portfolio securities during the 12-month period ended June 30, 2007 is available on the Funds' website at www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                               PRINCIPAL HOLDERS

   The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 4, 2008.*

   To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Fund          Shareholder and Address             Percentage of Shares Held
----          ----------------------------------  -------------------------
LOOMIS SAYLES FIXED INCOME FUND

Institutional Somerville Retirement System                   7.16%
              Attn: John Rourke Chairman
              50 Evergreen Ave
              City Hall Annex
              Somerville, MA 02145-2819

              Massachusetts Water Resources                  7.48%
              Authority Retirement System
              Attn: Ruth O'Meara
              2 Griffin Way
              Chelsea, MA 02150-3334

              Jewish Federation of Metro                     7.24%
              Chicago
              30 S. Wells St.
              Chicago, IL 60606-5056

              Straffe & Co                                   5.42%
              FAO LA State Police Ret
              Loomis Sayles
              P.O. Box 160
              Westerville, OH 43086-0160

              Covenant Ministries of                         5.98%
              Benevolence
              5145 N California Ave.
              Chicago, IL 60625-3661

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Institutional Benefit Trust Co.                             11.78%
              FBO PHH Investments
              5901 College Blvd. Ste 100
              Leawood, KS 66211-1834

              Charles Schwab & Co., Inc                      9.78%
              Attn: Mutual Fund Dept.
              101 Montgomery St.
              San Francisco, CA 94104-4151

Fund          Shareholder and Address             Percentage of Shares Held
----          ----------------------------------  -------------------------
              Turtle & Co.                                   9.69%
              PO Box 5489
              Boston, MA 02206-5489

              AST Trust Company Cust                         8.44%
              FBO CTGR High Yield Bond
              P.O. Box 52129
              Phoenix AZ 85072-2129

              Meadows Securities Company                     5.87%
              As Nominee
              80 E Market St Ste 300
              Corning, NY 14830-2722

              Daniel J. Fuss                                 6.61%
              44 Longfellow Road
              Wellesley, MA 02481

              Brookline Contributory                         5.43%
              Retirement System
              333 Washington St.
              Brookline, MA 02445-6853

              Worcester Polytechnic Institute                5.04%
              Attn: Sylvia Cucinotta, Associate
              Treasurer
              100 Institute Road
              Worcester, MA 01609-2280

LOOMIS SAYLES INTERMEDIATE DURATION FIXED
  INCOME FUND

Institutional Curry College                                 36.17%
              1071 Blue Hill Ave.
              Milton, MA 02186-2395

              Trustees of Clark University                  26.05%
              Attn: James Collins
              950 Main St
              Worcester, MA 01610-1477

              Youngstown Area Jewish                        20.09%
              Federation
              Attn: Debbie Grinstein
              505 Gypsy Ln.
              Youngstown, OH 44504-1314

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME
  FUND

Institutional Bost & Co                                     17.10%
              Mellon Bank NA
              Mutual Funds Department
              P.O. Box 3198
              Pittsburgh, PA 15230-3198

Fund            Shareholder and Address             Percentage of Shares Held
----            ----------------------------------- -------------------------

                Wells Fargo Bank Cust                         13.97%
                FBO Pueblo of Laguna General Fund
                330 W. Sahara Ave. #106
                Las Vegas, NV 89102

                Braintree Contributory Retirement             10.77%
                System
                Attn: Jeanne Martineau
                74 Pond St., Floor 2
                Braintree, MA 02184-5337

                Northern Trust Co. Cust                       10.12%
                FBO Anne Ray Charitable Trust
                PO Box 92956
                Chicago, IL 60675-2956

                Greater Rochester Health Foundation            7.46%
                501 (C) 3 Corp
                150 State Street Suite 100
                Rochester, NY 14614-1353

                Strafe & Co                                    5.43%
                FBO SGC Assoc Pen Pl Mutual Fds LP
                P.O. Box 160
                Westerville, OH 43086-0160

                The Northern Trust Corporation Agen            5.21%
                FBO Akaloa Resource FDTN FXD Inc,
                PO Box 92956
                Chicago, IL 60675-0001

--------
* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Management Ownership

   As of record on January 4, 2008, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds,
except that the officers and trustees of the Trust owned beneficially       %
of the Loomis Sayles Institutional High Income Fund. The amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

   As of January 4, 2008, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 3.43% of Loomis Sayles Institutional High Income and 1.71% of Loomis Sayles Intermediate Duration Fixed Income Fund. The Profit Sharing Plan owned less than 1% of the outstanding shares of the Loomis Sayles Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund.

   As of January 4, 2008, the Pension Plan owned less than 1% of the outstanding Institutional Class shares of the Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund.

   The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                                                      Rate
----                                                                      ----
Loomis Sayles Fixed Income Fund                                           0.50%
Loomis Sayles Institutional High Income Fund                              0.60%
Loomis Sayles Intermediate Duration Fixed Income Fund                     0.25%
Loomis Sayles Investment Grade Fixed Income Fund                          0.40%

   The Funds pay all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds' adviser, or its affiliates, other than affiliated registered investment companies.

   Each advisory agreement provides that it will continue from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

   Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   Pursuant to the advisory agreements described above, Loomis Sayles received the following amounts of investment advisory fees from Funds (before fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Funds during the periods shown below. These amounts include amounts paid by the Fund's predecessors.

                                           Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                                                9/30/05               9/30/06               9/30/07
                                         --------------------- --------------------  --------------------
                                          Advisory     Fee      Advisory     Fee      Advisory     Fee
Fund                                        Fees    Reductions    Fees    Reductions    Fees    Reductions
----                                     ---------- ---------- ---------- ---------- ---------- ----------
Loomis Sayles Fixed Income Fund          $1,946,050  $11,427   $2,205,077     $-     $2,595,365     $-
Loomis Sayles Institutional High Income  $  592,394  $74,176   $  773,560     $-*    $  983,156     $-
  Fund
Loomis Sayles Intermediate Duration      $  104,740  $90,431   $  102,941     $-*    $   92,139     $-*
  Fixed Income Fund
Loomis Sayles Investment Grade Fixed     $  733,210  $50,043   $  715,291     $-     $  817,267     $-
  Income Fund

--------
* In addition to the reduction of management fees, class level and other expenses have been reimbursed as indicated below.

   The table below shows the class level and other expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007.

                               Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
Fund                                9/30/05             9/30/06             9/30/07
----                           -----------------   -----------------   -----------------
Loomis Sayles Institutional
  High Income Fund............        $--               $47,210             $    --
Loomis Sayles Intermediate
  Duration Fixed Income Fund..        $--               $91,592             $76,556

   Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to the annual rates indicated below. The undertaking will be in effect through January 31, 2009 and will be reevaluated on an annual basis. Loomis Sayles will be permitted to recover on a class by class basis, expenses it has borne through the undertaking described above to the extent a class' expenses in later periods fall below the annual rates set forth in the relevant undertaking.

   Loomis Sayles will not be entitled to recover any such reduced fees more than one year after the end of the fiscal year in which the fee/expense was incurred.

Fund                                                    Expense Limit Date of Undertaking
----                                                    ------------- -------------------
Loomis Sayles Fixed Income Fund
   Institutional Class.................................     0.65%      February 1, 2008

Loomis Sayles Institutional High Income Fund
   Institutional Class.................................     0.75%      February 1, 2008

Loomis Sayles Intermediate Duration Fixed Income Fund
   Institutional Class.................................     0.40%      February 1, 2008

Loomis Sayles Investment Grade Fixed Income Fund
   Institutional Class.................................     0.55%      February 1, 2008

   In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to certain series of Natixis Funds Trust I ), Natixis Funds Trust II and Loomis Sayles Funds II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Information About the Organization and Ownership of the Adviser of the Fund

   Loomis Sayles is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis

Asset Management Holdings LLC (formerly IXIS Asset Management Holdings LLC ("Natixis Holdings"), which in turn is a wholly-owned subsidiary of Natixis Asset Management US Group, L.P. (formerly IXIS Asset Management US Group, L.P). Natixis Asset Management owns the entire limited partnership interest in Loomis Sayles.

   Natixis Asset Management US Group L.P. (formerly, IXIS Asset Management US Group L.P.).; herein referred to as "Natixis U.S.") is part of Natixis Asset Management Group (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Asset Management Group is ultimately owned principally, directly or indirectly, by four large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne and by CDC (as defined below); the Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires; and CNP Assurances, a large French life insurance company. In addition, the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816, is a shareholder in both CNCE and CNP Assurances, although it is contemplated that its interest in CNCE will be repurchased by CNCE in the near future. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France.

Allocation of Investment Opportunity Among Series of the Natixis Funds trusts and Loomis Sayles Funds trusts (the "Funds") and Others Investors Managed by the Adviser

   Loomis Sayles has organized its business into two investment groups: The Fixed Income Group, and the Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

   Distribution Agreement

   Under agreements with the Trust (the "Distribution Agreements"), Natixis Distributors L.P., 399 Boylston St., Boston, Massachusetts 02116 , serves as the general distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, the Distributor served as principal underwriter of the Funds. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectus to existing shareholders.

   Each Distribution Agreement may be terminated at any time with respect to the relevent Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. Each Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the

Trust, and will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

   The Distribution Agreements will continue in effect for successive one-year periods with respect to each Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

   Other Services

   Natixis Advisors performs certain accounting and administrative services for the Funds pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, Natixis provides the following services to the Funds:
(i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

   For the fiscal period from October 1,2004 through December 31,2005, pursuant to an administrative services agreement between Natixis Services and the Trust, Natixis Services was reimbursed or was paid by the Funds the following amounts:

                                                                 Period from
                                                               October 1, 2004
                                                               through December
                                                                   31, 2004
                                                               ----------------
Loomis Sayles Fixed Income Fund.............................       $59,744
Loomis Sayles Institutional High Income Fund................       $16,127
Loomis Sayles Intermediate Duration Fixed Income Fund.......       $ 5,663
Loomis Sayles Investment Grade Fixed Income Fund............       $29,394

   For the period from January 1,2005 through September 30,2005, the fiscal years ended September 30, 2006 and September 30, 2007, pursuant to the administrative services agreement between Natixis and the Trust, Natixis was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts:

                                       Period from
                                       January 1,    Fiscal Year   Fiscal Year
                                      2005 through      Ended         Ended
                                      September 30, September 30, September 30,
                                          2005          2006          2007
                                      ------------- ------------- -------------
Loomis Sayles Fixed Income Fund......   $193,690      $217,268      $286,787
Loomis Sayles Institutional High
  Income Fund........................   $ 48,163      $ 67,242      $ 90,887
Loomis Sayles Intermediate Duration
  Fixed Income Fund..................   $ 18,131      $ 20,081      $ 20,507
Loomis Sayles Investment Grade Fixed
  Income Fund........................   $ 89,963      $ 89,261      $113,084

   Transfer Agency Services

   Pursuant to a contract between the Trust, on behalf of the Funds, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares.

                                                             Fiscal Year Ended
                                                             September 30, 2005
                                                             ------------------
Loomis Sayles Fixed Income Fund...........................        $24,963
Loomis Sayles Institutional High Income Fund..............        $18,876
Loomis Sayles Intermediate Duration Fixed Income Fund.....        $17,551
Loomis Sayles Investment Grade Fixed Income Fund..........        $18,509

   Custodial Arrangements

   State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

   Independent Registered Public Accounting Firm

   The Funds' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Funds' financial statements, assists in the review of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Funds, and the financial statements contained in the Funds' annual reports for the year ended September 30, 2007 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trust's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Funds

   Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                        PORTFOLIO MANGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

   As of September 30, 2007, the Portfolio Managers of the Funds managed other accounts in addition to managing the Funds. The following table provides information on the other accounts managed by each Portfolio Manager.

                              Registered Investment         Other Pooled Investment
                                    Companies                      Vehicles                     Other Accounts
                          ------------------------------ ----------------------------- --------------------------------
                                Other       Advisory fee      Other       Advisory fee       Other        Advisory fee
                              Accounts      is based on      Accounts     is based on      Accounts       is based on
                               Managed      performance      Managed      performance       Managed       performance
                          ----------------- ------------ ---------------- ------------ ----------------- --------------
                          # of    Total     # of  Total  # of    Total    # of  Total  # of    Total     # of   Total
Name of Portfolio Manager Accts   Assets    Accts Assets Accts   Assets   Accts Assets Accts   Assets    Accts  Assets
------------------------- ----- ----------- ----- ------ ----- ---------- ----- ------ ----- ----------- ----- --------
Neil Burke...............   1   $    31 mil   0     $0     0   $        0   0     $0    56   $ 2,569 mil   1   $ 93 mil
Matthew J. Eagan.........  10   $28.070 mil   0     $0     1   $  128 mil   0     $0    55   $ 3,133 mil   1   $294 mil
Daniel J. Fuss...........  15   $30,466 mil   0     $0     4   $  485 mil   0     $0    81   $10,315 mil   4   $892 mil
Kathleen C. Gaffney......  10   $28,070 mil   0     $0     0   $        0   0     $0    66   $ 5,055 mil   1   $197 mil
Steven J. Kaseta.........   2   $ 2,292 mil   0     $0     4   $1,776 mil   0     $0    45   $ 8,755 mil   0   $      0
Richard Raczkowski.......   2   $   250 mil   0     $0     2   $   52 mil   0     $0    48   $ 1,499 mil   2   $667 mil
Clifton V. Rowe..........   6   $   563 mil   0     $0     1   $  202 mil   0     $0    53   $ 2,886 mil   0   $      0
Elaine Stokes............  14   $30,124 mil   0     $0     0   $        0   0     $0    56   $ 1,959 mil   1   $197 mil

Material Conflicts of Interest

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or, accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. The goal of Loomis Sayles is to meet its fiduciary obligation with respect to all clients. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address of these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells short for some accounts while buying it for others and through the use of "soft dollar arrangements," which are discussed in the section "Portfolio Transactions and Brokerage."

Portfolio Managers' Compensation

   The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2007:

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the Loomis Sayles institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fund is noted in the table below:

FUND                              MANAGER BENCHMARK
----                              -----------------
Loomis Sayles Fixed Income Fund   Lehman Government/Credit Index
Loomis Sayles Institutional High  Lehman High Yield Index
  Income Fund
Loomis Sayles Intermediate        Lehman Intermediate Government/Credit Index
  Duration Fixed Income Fund
Loomis Sayles Investment Grade    Lehman Aggregate Index
  Fixed Income Fund

   The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

   Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above.

General

   Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

   Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

    . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

    . upon retirement, a participant will receive a multi-year payout for his or her vested units; and

    . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

As of September 30, 2007, the Portfolio Managers had the following ownership in the Funds:

                                                                 Dollar Range of Equity
Name of Portfolio Manager Fund(s) Managed                         Securities Invested
------------------------- ---------------                        ----------------------
Neil Burke                Loomis Sayles Intermediate Duration              C
                          Fixed Income Fund

Matthew Eagan             Loomis Sayles Fixed Income Fund                  A
                          Loomis Sayles Investment Grade Fixed             B
                          Income Fund
                          Loomis Sayles Institutional High                 E
                          Income Fund

Daniel Fuss               Loomis Sayles Fixed Income Fund                  G
                          Loomis Sayles Institutional High                 G
                          Income Fund
                          Loomis Sayles Investment Grade Fixed             B
                          Income Fund

Kathleen Gaffney          Loomis Sayles Fixed Income Fund                  A
                          Loomis Sayles Investment Grade Fixed             B
                          Income Fund
                          Loomis Sayles Institutional High                 D
                          Income Fund

Steve Kaseta              Loomis Sayles Investment Grade Fixed             B
                          Income Fund

Richard Raczkowski        Loomis Sayles Intermediate Duration              C
                          Fixed Income Fund

Clifton Rowe              Loomis Sayles Intermediate Duration              C
                          Fixed Income Fund

Elaine Stokes             Loomis Sayles Fixed Income Fund                  A
                          Loomis Sayles Investment Grade Fixed             A
                          Income Fund
                          Loomis Sayles Institutional High                 E
                          Income Fund

--------
A. None                  E. $100,001 - $500,000

B. $1 - 10,000           F. $500,001 - $1,000,000

C. $10,001 - $50,000     G. over $1,000,000

D. $50,001 - $100,000

   There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with the adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in a Loomis Sayles Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   Subject to the overriding objective of obtaining the best possible execution of orders, the Funds' adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

   Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

   Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker or dealer.

Soft Dollars

   Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as Soft Dollars).

   Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or
(iii) is a service that is required by an applicable Self-Regulatory Organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both
(a) products and services created by such broker or dealer and (b) products and services created by a third party.

   If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles' overall responsibility to discretionary accounts.

   Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

   Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets.

   For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretations. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

Brokerage Commissions

   The Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund paid $28,473, $1,708 and $2,650, respectively, in brokerage commissions during the fiscal year ended September 30, 2005. The Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund paid $1,569, $7,131 and $135, respectively, in brokerage commissions during the fiscal year ended September 30, 2006. The Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund paid $3,743, $5,136, and $470, respectively, in brokerage commissions during the fiscal year ended September 30, 2007.

Regular Broker-Dealers

   The table below presents information regarding the securities of the Funds' "regular broker-dealers"* (or the parent of the regular broker-dealer) that were held by the Funds as of September 30, 2007.

 Fund                                                              Market Value
 ----                                                              ------------
 Loomis Sayles Fixed Income Fund
    Bank of America Corp.                                          $   474,505
    Barclays Bank                                                  $10,165,061
    JP Morgan Chase & Co.                                          $14,321,171

 Loomis Sayles Institutional High Income Fund
    Barclays Bank                                                  $ 1,841,427
    JP Morgan Chase & Co.                                          $ 2,733,988

 Loomis Sayles Intermediate Duration Fixed Income Fund
    Bank of America Corp.                                          $ 1,156,311
    Citicorp                                                       $   255,310
    Goldman Sachs Group                                            $   305,625
    Bear Sterns                                                    $   259,763
    JP Morgan Chase & Co.                                          $   865,191
    Merrill Lynch & Co.                                            $   757,128
    Morgan Stanley                                                 $   841,924
    Lehman Brothers                                                $   359,910

 Loomis Sayles Investment Grade Fixed Income Fund
    Barclays Bank                                                  $ 5,765,227
    Citigroup                                                      $   156,069
    Morgan Stanley                                                 $ 1,409,002
    Merrill Lynch                                                  $   802,330
    Lehman Brothers                                                $   224,615
    JP Morgan Chase & Co.                                          $ 6,423,458

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

   Subject to procedures adopted by the Board of Trustees of the Trust, a Fund's brokerage transactions may be executed by brokers that are affiliated with Natixis Asset Management US Group or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

   Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the funds' dealer in connection with such transactions.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses.

   It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUST

   The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series of the Trust. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

   The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets of a Fund are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds in the Trust.

   The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

   The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the trustees may, also without shareholder approval, terminate the Trust or any Fund upon written notice to its shareholders.

Voting Rights

   Shareholders of the Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

   There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

   Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

   The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote,
(2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

Shareholder and Trustee Liability

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trust.

                               HOW TO BUY SHARES

   The procedures for purchasing shares of the Funds are summarized in the Prospectuses.

                                  REDEMPTIONS

   The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank account on file. Please contact the Funds at 800-633-3330 with any questions regarding when a medallion signature guarantee is required.

   If you select the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by calling toll free 800-633-3330. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank account on record. Telephone redemption requests must be received by the close of regular trading on the New York Stock Exchange, ("NYSE"). Requests made after that time or on a day when the NYSE will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

   In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to the Funds or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, State Street Bank (the Funds' custodian) and Boston Financial (the Funds' transfer agent) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. The Funds' transfer agent, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

   Shares purchased by check or through ACH may not be available immediately for redemption to the extent that the check or ACH transaction has not yet cleared. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

   The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Funds' transfer agent or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund's within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within fifteen calendar days prior to the redemption request (unless a Fund is aware that the check has cleared).

   Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of each Fund at the beginning of such period.

Other

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             SHAREHOLDER SERVICES

Open Accounts

   A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, each shareholder will receive a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. A fee may be charged for providing duplicate information.

   The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

   The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Exchange Privilege

   Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any series of Loomis Sayles Funds II or any other series of Loomis Sayles Funds I that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II or any Natixis Fund that offers Class Y shares or for Class A shares of the Natixis Cash Management Trust.

   Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with the Trust or (2) sending a written exchange request to the Trust accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

   All exchanges are subject to the eligibility requirements of the fund into which are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. The funds reserves the right to suspend or change the terms of exchanging shares. The funds and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

   As stated in each Fund's Prospectus, the Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor's financial intermediary promptly after receipt of the rejected order.

Individual Retirement Accounts ("IRAs")

   IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

   Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Transcript Requests

   Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

                                NET ASSET VALUE

   The method for determining the public offering price and net asset value ("NAV") per share is summarized in the Prospectus.

   The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies, and exchange traded funds for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security last sale price on the exchange or market where primarily traded for or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDQ Global Market and NASDQ Capital Market (collectively, the "NASDQ Market"). are valued at the NASDAQ Official Closing Price ("NOCP") or if lacking an NOCP, at the most recent bid quotation on the NASDAQ Market. Debt securities (other than short-term obligations purchased with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser. and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original ora remaining maturity of sixty days or less are value at amortized cost, which approximates market value. Exchange traded options are valued at the average of the closing bid and ask. Futures contracts are valued at their most recent settlement price. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Investments in other open-end investment companies are valued at their net asset value each day.

   Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the foreign exchange except for securities official class traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

   Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," is securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issue (such as a declaration of bankruptcy or a deleting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets.)

   Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

   The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a share of a Fund is the next-determined net asset value.

                                     TAXES

   In General. As described in the Prospectuses, it is the policy of each Fund to pay all of its shareholders each year, as dividends, substantially all of its net investment income and to distribute at least annually all of its net realized capital gains, if any, after offsetting any capital loss carryovers.

   Investment income dividends and capital gain distributions are payable in full and fractional shares of a particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

   As required by federal law, federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

   Taxation of Funds. Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in "qualified publicly traded partnerships" ("QPTPs") (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs.

   In general, for purposes of the 90% gross income requirement described in section (i) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a partnership" (defined as a QTP (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) (a) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP Also for purposes of meeting the diversification requirements in (ii) above, in the case of a Fund's investment in loan participations, the Fund will treat both the intermediary and the issuer of the underlying loan as an issuer.

   For purposes of the diversification requirements described in (ii) above, the term "outstanding voting securities of such issuer" will include the equity securities of a QPTP.

   Assuming that it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If Funds were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Funds would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Funds could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   As noted above, each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all of its net capital gain. If a Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31st as if it has been incurred in the succeeding year.

   A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount on which it is subject to income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that they will be able to do so.

   Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by a Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

   Distributions are taxable to shareholders even if they paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares Distributions declared and payable by the Funds during October, November or December to shareholders of record on a date in any such month and paid by the Funds during the following January will be treated for federal tax purposes as paid by the Funds and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, to 15%, with lower rates applying to tax payers in the 10% and 15% rates brackets, for taxable years beginning before January 1, 2011.

   For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

   In general, distributions of investment income designated by the Funds as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Income derived from investments in fixed-income securities is not eligible for treatment as qualified dividend income.

   If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

   Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Passive Foreign Investment Companies. Funds that invest in foreign securities may own shares in certain foreign investment entities referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, a Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Such gains are taxed as ordinary income. A Fund may also elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives distributions from the company. The mark-to-market and QEF elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund -level tax. Income from investments in PFICs will not qualify for treatment as qualified dividend income.

   Foreign Taxes. Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. A Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by a Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to limitations imposed by the Code.

   Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

   Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

   Certain of the Fund's hedging activities (including transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require a Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

   Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent.

   Securities Issued or Purchased at a Discount and Payment-in-Kind Securities. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

   In addition, payment-in-kind securities held by a Fund will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.

   REITs. A Fund's investment in equity securities of REITs may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

   Tax-Exempt Shareholders. Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) a Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

   Backup Withholding Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non U.S. Shareholders. Capital Gains Dividends generally will not be subject to the withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Foreign Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the distribution is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. Legislation has been proposed that would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. At the time of this filing, it is unclear whether the legislation will be enacted. The Funds do not intend to make such designations

   If a beneficial holder who is a Foreign Person has a trade or business, and the dividends paid to or for the benefit of that beneficial holder are effectively connected with the conduct of such trade or business in the United States, the dividend's will be subject to U.S. federal net income taxation at regular income tax rates.

   Under U.S. federal tax law, a beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

   Other Tax Matters Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of investment in their particular tax situations.

   Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

   The foregoing discussion relates solely to U.S. federal income tax law. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

   If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

   Yield and Total Return. Each Fund may from time to time include its yield and total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders.

   The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

   At any time in the future, yields and total returns may be higher or lower than past yields and total returns, and there can be no assurance that any historical results will continue.

   Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

                             FINANCIAL STATEMENTS

   The financial statements and financial highlights and the reports of the independent registered public accounting firm included in the Funds' Annual Reports dated September 30, 2007 are incorporated herein by reference to such Report. The Funds' annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3336, by writing to the Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds' website at www.loomissayles.com. The annual and semiannual reports are also available on-line at the SEC's website, at www.sec.gov.

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                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

   Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

   Corporate and Municipal Bond Ratings

   Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

   Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

   B: Obligations rated B are considered speculative and are subject to high credit risk.

   Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

   Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

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

   Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

   P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

   P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

   NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

   Issue Credit Rating Definitions

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

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   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

   Investment-Grade

   AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Speculative Grade

   Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar

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

action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

   pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

   NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for a timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

   A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

   B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will made during such grace period.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

[ ] For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

CCC
[ ] For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

CC
[ ] For issuers and performing obligations, default of some kind appears probable.

[ ] For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C
[ ] For issuers and performing obligations, default is imminent.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1.' (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
'NR' indicates that Fitch Ratings does not rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                         [LOGO OF LOOMIS SAYLES FUNDS]

                      STATEMENT OF ADDITIONAL INFORMATION

February 1, 2008

LOOMIS SAYLES FUNDS I

    .  Loomis Sayles High Income Opportunities Fund

    .  Loomis Sayles Securitized Asset Fund

   This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (the "Funds"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Funds' Prospectus dated February 1, 2008, as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 614221-9594, or by calling Loomis Sayles Funds at 1-800-343-2029.

   The Funds' financial statements and accompanying notes that appear in the Funds' annual reports are incorporated by reference into this Statement of Additional information. The Funds' annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330.

                               TABLE OF CONTENTS

  THE TRUST...............................................................  3

  INVESTMENT STRATEGIES AND RISKS.........................................  3

  TEMPORARY DEFENSIVE STRATEGIES.......................................... 27

  PORTFOLIO HOLDINGS INFORMATION.......................................... 27

  MANAGEMENT OF THE FUNDS................................................. 29

  OWNERSHIP OF FUND SHARES................................................ 39

  INVESTMENT ADVISORY AND OTHER SERVICES.................................. 41

  PORTFOLIO MANAGEMENT INFORMATINON....................................... 44

  PORTFOLIO TRANSACTIONS AND BROKERAGE.................................... 47

  DESCRIPTION OF THE TRUST................................................ 50

  DISTRIBUTIONS AND TAXES................................................. 55

  FINANCIAL STATEMENTS.................................................... 60

  APPENDIX A.............................................................. 61

                                   THE TRUST

   Loomis Sayles Funds I (the "Trust") is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series. The Loomis Sayles High Income Opportunities Fund was organized in Massachusetts and commenced operations on April 13, 2004. The Loomis Sayles Securitized Asset Fund was organized in Massachusetts and commenced operations on March 2, 2006. Each Fund is a non-diversified series of the Trust.

   Shares of the Funds are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

   The investment policies of the funds set forth in its Prospectus and in this Statement may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Funds, as set forth in the Prospectus, and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of the funds (which in the Prospectus and this Statement means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the Fund's outstanding shares). Except in the case of the 15% limitation on illiquid securities and restrictions marked with a dagger, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund.The investment restrictions marked with an asterisk are fundamental policies.

The Loomis Sayles High Income Opportunities Fund will not:

   *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, currencies, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

   *(3) Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, each of the following is not considered the making of a loan: (i) entering into repurchase agreements;
(ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies; and (iii) loaning portfolio securities.)

   *(4) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

   *(5) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

   (6) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

   *(7) Issue senior securities other than any borrowing permitted by restriction (5) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

   The Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (6) above.

   Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Securitized Asset Fund may not:

*(1) Purchase any security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies, whose financing activities are related primarily to the activities of their parent companies, are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. For purposes of this restriction, the Fund takes the position that mortgage-related and other asset-backed securities do not represent investments in any industry or group of industries. As a result of this, the Fund may invest more than 25% of its net assets in mortgage-related securities.

*(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

+*(3) Borrow money, except to the extent permitted under the 1940 Act.

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(9) Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in securitized assets, such as mortgage-backed and other asset-backed securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

   For Restriction (1), the Fund does not reserve the right to concentrate in any industry. If, in the future, mortgage-related securities and other asset-backed securities are considered to represent any particular industry or industries, the Fund reserves the freedom of action to concentrate in such an industry or industries.

   Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

   In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and certain commercial paper, that Loomis Sayles has determined to be liquid under procedures approved by the Board of Trustees.

INVESTMENT STRATEGIES

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by Loomis Sayles in managing the Funds. The Funds' principal strategies are detailed in the Prospectus. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies.

   The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment.Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" or under applicable law, each Fund may engage in each of the strategies and invest in each security and instrument listed below. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below. The Prospectus or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus or this Statement

Fund                          Securities                   Practices
----                    ------------------------ ------------------------------
High Income             Debt Securities
Opportunities Fund      (Securities below
                        investment grade
                        Corporate Securities,
                        Convertible Securities,
                        U.S. Government
                        Securities, Zero-Coupon
                        Securities, 144A
                        Securities, Pay-in-Kind
                        Securities,
                        Mortgage-Backed
                        Securities,
                        Asset-Backed
                        Securities, Stripped
                        Mortgage-Related
                        Securities, When-Issued
                        Securities, Commercial
                        Paper, Loan
                        Assignments, Delayed
                        Funding Loans and
                        Revolving Credit
                        Facilities, Securities
                        Lending, Preferred
                        Stock, Municipal Bonds,
                        Senior Floating Rate
                        Loans, Collateralized
                        Debt and Loan
                        Obligations,
                        Step-Coupon Securities,
                        Structured Notes,
                        Collateralized Mortgage
                        Obligations)

                        Equity Securities
                        (Common Stock,
                        Investment Companies,
                        Small Cap Companies,
                        REITs, Warrants, Rights)

                        Foreign Securities       Temporary Defensive Strategies
                        (Depository Receipts,    Repurchase Agreements
                        Emerging Markets,        Swap Contracts
                        Foreign Currency         Illiquid Securities
                        Transactions, Foreign    Futures Contracts
                        Currency Hedging         Options
                        Transactions)            Initial Public Offerings

Securitized Asset Fund  Debt Securities
                        (Mortgage-Backed
                        Securities, Asset
                        Backed Securities,
                        Investment Grade
                        Securities)

                        Equity Securities
                        (Common Stock,
                        Investment Companies,
                        Small Cap Companies,
                        REITs, Warrants, Rights)

                        Foreign Securities
                        (Depository Receipts,
                        Emerging Markets,        Temporary Defensive Strategies
                        Foreign Currency         Repurchase Agreements
                        Transactions, Foreign    Dollar Rolls
                        Currency Hedging         Initial Public Offerings
                        Transactions)            "To Be Announced" Transactions

                               INVESTMENT RISKS

Adjustable Rate Mortgage Security ("ARM")

   An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

   Also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs")

   CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described under "Mortgage-Related Securities" below.

Convertible Securities

   Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Depositary Receipts

   Each Fund may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or U. S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

   The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

   Because the Funds may invest in ADRs, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund's portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Emerging Markets

   Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

   In determining whether to invest in securities of foreign issuers, the adviser of the Funds may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Equity Securities

   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock) and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies; real estate investment trusts (REITs) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

   While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Fixed Income Securities

   Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

   Investment Grade Fixed-Income Securities To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   Lower Quality Fixed-Income Securities Lower quality fixed-income securities (commonly referred to as "junk bonds") are below investment grade quality. To be considered below investment grade quality, none of the three major rating agencies must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   Lower quality fixed-income securities are subject to greater credit risk and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower quality fixed-income securities, a Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed-income securities. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower quality fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

   For more information about the ratings services' descriptions of their various rating categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

   Investment in securities of foreign issuers will usually involve investments in securities of supranational entities and may involve currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs. As such, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

   If conditions warrant, a Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

   Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of a Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

   A Fund generally will not enter into a forward contract with a term of greater than one year.

   A Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option (and thereby require the other party to buy or sell the currency) on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange. Options transactions also involve the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to a Fund.

   A Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy a Fund's outstanding obligations under such contracts, options, and futures.

Foreign Currency Exchange Transactions

   Each Fund may engage in foreign currency exchange transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, or to gain exposure to one or more foreign currencies a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). Such forward contracts may be entered into on a non-deliverable basis, which means that the parties settle the contract through a payment of cash in an amount equal to the net obligations under the contract rather than by delivery of the foreign currency against payment of an agreed-upon price. A Fund will maintain cash or other liquid assets eligible for purchase by a Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of a Fund's liquid holdings that settle in the relevant currency and a Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. A Fund's use of currency exchange transactions may be limited by tax considerations. The adviser may decide not to engage in currency exchange transactions and there is no assurance that any currency exchange strategy used by a Fund will succeed. In addition, suitable currency exchange transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Options and Futures" below.

Foreign Securities

   Each Fund may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments additional present risks not typically associated with investments in comparable securities of U.S. issuers.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution.

   In addition, although a Fund's income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, a Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its net asset value ("NAV"), the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Net Asset Value."

Illiquid Securities

   Each Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, including securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

   Each Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined pursuant to guidelines established by the Trust's Board of Trustees that the issue is liquid.

Inflation Linked Bonds

The Funds may invest in inflation linked bonds. Inflation linked bonds are fixed-income securities whose principal value is adjusted periodically according to the rate of inflation. Some Funds, may invest in inflation linked bonds issued by the Japanese government. These bonds generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these bonds increases with increases in the price index used as a reference for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal (as adjusted) by a fixed coupon rate.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation linked bonds generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. In inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rate might rise, leading to a decrease in the value of inflation linked bonds. If inflation is lower than expected during a period holds inflation linked bonds, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation linked bonds may not be protected to the extent the increase is not reflected in the price index used as a reference for the bonds. There can be no assurance that the price index used for an inflation linked bond will accurately measure the real rate of inflation in the prices of goods and services. Inflation linked bonds issued by the Japanese government will be subject to the risks described above under "Foreign Securities." Certain Funds may also invest in Treasury Inflation-Protected Securities issued by the U.S. government. See "U.S. Government Securities" below for additional information.

Initial Public Offerings

   Each Fund may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund's investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.

Investment Companies

Each Fund may invest in investment companies. Investment companies, including companies such as iShares and "SPDRs" and "VIPERs" are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an invester in another investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and a Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of a Fund. Despite the possibility of greater fees and expenses, each Fund's adviser will invest if it believes investment in other investment companies provide attractive return opportunities. In addition, it may be more efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Investment Pools of Credit-Linked, Credit-Default, Interest Rate,
Currency-Exchange and Equity-Linked Swap Contracts

   A Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually, a "Swap" and collectively, "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to a Fund's restrictions on investments in illiquid securities.

Money Market Instruments

   A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

   Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Mortgage-Related Securities

   The funds may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of a Fund's portfolio securities.

Options and Futures

   Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

   Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option; which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may or may not be traded an established securities exchange.

   If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

   The use of options involves risks, including those arising because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the option. A Fund's option strategies (including option strategies intended to hedge a Fund's investment will not be fully effective if such imperfect correlation occurs.

   Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces other than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

   An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   An over-the-counter option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit a Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, a Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   Income earned by a Fund from its options activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

   A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index or group of commodities instruments or indices (e.g., an interest-bearing security) for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

   When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract, depending on applicable exchange rules. Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of the futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If a Fund has a long position in a futures contract it will establish a segregated account with a Fund's custodian cash or liquid securities eligible for purchase by a Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by a Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts. For future contracts which are contractually required to settle in cash (rather than by delivery of the underlying security or commodity), the Fund may designate or segregate liquid assets in an amount equal to the Fund's daily marked-to-market
(net) obligations rather than the notional value of such contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   Although many futures contracts call for the delivery or acceptance of the specified instrument, futures are usually closed out before the settlement date through the purchase or sale of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, a Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

   The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. A Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

   The Funds are operated by a person who has claimed an exclusion form the definition of "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

   Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

   The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

   The options and futures markets of foreign countries are small compared to those of the U.S. and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

Pay-in-Kind Securities

   Each Fund may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various facters, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Portfolio Turnover

   Each Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, thereby decreasing a Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

   Generally, a Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.

Private Placements

   Each Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

   While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities
Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

   The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

   Generally, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

   Each Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Real Estate Investment Trusts ("REITs")

   REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

   Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

Repurchase Agreements

   Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Funds. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) the inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Securities Lending

   Each Fund may lend its portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed above. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by a Fund. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

   These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and a Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading

   Each Fund may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in a Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

   Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations may fluctuate more widely than market averages.

Step-Coupon Securities

   Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities

   Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to fully recoup its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes

   Each Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate).
In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

   Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that a Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

   Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Supranational Entities

   Each Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. In addition to the risks of investing in securities generally, obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Currency Transactions."

Tax Exempt Securities

   Each Fund may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund's portfolio manager to be reliable), exempt from federal income tax.

   A Fund that invests in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

   There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

   The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

   The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but the Funds' adviser will consider such an event as part of its normal, ongoing review of all of a Fund's portfolio securities.

   Securities in which a Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund's Tax Exempt Securities in the same manner.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by a Fund and the value of a Fund's portfolio could be materially affected, in which event a Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

   All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

"To Be Announced" Transactions (Loomis Sayles Securitized Asset Fund only)

   In a "to be announced" transaction, the Fund commits to purchase securities for which all specific information is not yet known at the time of the trade. If deemed advisable as a matter of investment strategy, the adviser may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a short-term capital gain or loss. Securities purchased on a "to be announced" basis have similar risks to when-issued securities. The Fund will not accrue interest on the security between the time the Fund enters into the commitment and the time the security is delivered. When the Fund buys a security on a "to be announced" basis, it assumes the risks of ownership of the underlying securities. For example, the Fund is subject to the risk that market rates of interest will increase before the time the security is delivered or that the security will otherwise decrease in value. If the Fund has outstanding obligations to purchase securities on a "to be announced" basis, it will designate liquid assets on the Fund's records in an amount sufficient to satisfy these obligations.

U.S. Government Securities

   U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the GNMA, the Federal Home Loan Mortgage Corporation, the FNMA, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

   U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and thirty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

   "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the U.S. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund, which reinvests any prepayments) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes"--FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

   "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

   Please see "Mortgage-Related Securities" above for additional information on these securities.

   Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period that a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

   The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is larger, under certain market conditions each Fund may, for temporary defensive purposes, expect lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore these types of securities should be considered riskier than U.S. government securities.

   FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Warrants and Rights

   A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of an equivalent amount in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

   In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments and high quality debt securities.

When-Issued Securities

   A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. A Fund's payment obligation and the interest rate on the security are determined when a fund enters into the commitment. The security is typically delivered to a fund 15 to 120 days later. No interest accrues on the security between the time a fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, a fund may sustain a loss. The risk of this loss is in addition to a fund's risk of loss on the securities actually in its portfolio at the time. In addition, when a Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to a Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will either designate on its records or segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

Zero-Global Coupon Securities

   Zero-couponZero-coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of Zero-couponZero-couponzero-coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-Zero-couponzero-coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on Zero-couponzero-coupon bonds. Because a Fund investing in Zero-couponzero-coupon bonds will not, on a current basis, receive cash payments from the issuer in respect of accrued original issue discount, a Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

                        TEMPORARY DEFENSIVE STRATEGIES

   Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its objectives.

                        PORTFOLIO HOLDINGS INFORMATION

   The Trust's Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it's first posted on the Funds' website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it is aged at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

   (1) Disclosure of portfolio holdings posted on the Funds' website provided the information is shared no sooner than the next day following the day on which the information is posted;

   (2) Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds' portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings provided the next business day);

   (3) Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Risk Metrics Group and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds' adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

   (4) Disclosure to employees of each Fund's adviser, principal underwriter, administrator, custodian, fund accounting agent, independent registered public accounting firm, fund counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

   (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

   With respect to (2) and (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees and may be made by employees of a Fund's adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for the Funds and Lehman Point (periodic disclosure of full portfolio holdings) and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in
(4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds' officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund's chief compliance officer regarding any material issues concerning the Fund's disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

   Other registered investment companies that are advised or sub-advised by a Fund's adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the Funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds', and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

   In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, a Fund and the adviser's fiduciary duty to shareholders and a Fund's code of ethics. A Fund's policies expressly prohibit the sharing of portfolio holdings information if a Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in a Fund or in other funds or accounts managed by a Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE FUNDS

   The Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

   Trustees and Officers The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

   Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                          Position(s) Held
                          with the Trusts,
                           Length of Time                                         Number of Portfolios in Fund
   Name and Year of          Served and              Principal Occupation(s)          Complex Overseen***
        Birth              Term of Office*            During Past 5 Years**       and Other Directorships Held
---------------------- ------------------------ --------------------------------- ----------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.         Trustee                                            42
(1940)                       since 2003         Douglas Dillon Professor and
                                                Director of the Belfer Center for Director, Taubman Centers,
                         Contract Review and    Science and                       Inc. (real estate investment
                         Governance Committee   International                     trust)
                               Member           Affairs, John F.
                                                Kennedy School of
                                                Government, Harvard
                                                University

Charles D. Baker               Trustee          President and Chief               42
(1956)                       since 2005         Executive Officer,
                                                Harvard Pilgrim                   None
                         Contract Review and    Health Care (health
                             Governance         plan)
                          Committee Member

Edward A. Benjamin             Trustee          Retired                           42
(1938)                       since 2002
                                                                                  None

                       Chairman of the Contract
                             Review and
                         Governance Committee

Daniel M. Cain                 Trustee          President and Chief               42
(1945)                       since 2003         Executive Officer,
                                                Cain Brothers &                   Director, Sheridan
                           Chairman of the      Company, Incorporated             Healthcare Inc. (physician
                           Audit Committee      (investment banking)              practice management)

                       Position(s) Held
                       with the Trusts,
                        Length of Time                             Number of Portfolios in Fund
  Name and Year of        Served and       Principal Occupation(s)     Complex Overseen***
       Birth            Term of Office*     During Past 5 Years**  and Other Directorships Held
--------------------- -------------------- ----------------------- ----------------------------
Jonathan P. Mason****       Trustee        Chief Financial         42
(1958)                    since 2007       Officer, Cabot Corp.
                                           (specialty              None
                        Audit Committee    chemicals); formerly,
                            Member         Vice President and
                                           Treasurer,
                                           International Paper
                                           Company; formerly,
                                           Chief Financial
                                           Officer, Carter Holt
                                           Harvey (forestry
                                           products)

Sandra O. Moose       Chairperson of the   President, Strategic    42
(1942)                 Board of Trustees   Advisory Services
                      since November 2005  (management             Director, Verizon
                                           consulting);            Communications;
                            Trustee        formerly, Senior Vice   Director, Rohm and
                                           President               Haas Company
                          since 2003       and Director, The       (specialty chemicals);
                                           Boston Consulting       Director, AES
                       Ex officio member   Group, Inc.             Corporation
                         of the Audit      (management             (international power
                         Committee and     consulting)             company)
                      Contract Review and
                      Governance Committee

Cynthia L. Walker           Trustee        Deputy Dean for         42
(1956)                                     Finance &
                          since 2005       Administration, Yale    None
                                           University School of
                        Audit Committee    Medicine; and
                            Member         (formerly, Executive
                                           Dean for
                                           Administration Dean
                                           for Finance and CFO),
                                           Harvard Medical School

INTERESTED TRUSTEES
                            Position(s) Held
                            with the Trusts,
                             Length of Time                                   Number of Portfolios in Fund
  Name and Year of             Served and           Principal Occupation(s)       Complex Overseen***
       Birth                Term of Office*          During Past 5 Years**    and Other Directorships Held
--------------------- ----------------------------- ------------------------  ----------------------------

Robert J. Blanding/1/            Trustee            President, Chairman,                  42
(1947)                         since 2002           Director and Chief
555 California Street                               Executive Officer,                    None
San Francisco,        President and Chief Executive Loomis, Sayles &
CA 94204                         Officer            Company, L.P.

John T. Hailer/2/                Trustee            President and Chief                   42
(1960)                         since 2003           Executive Officer,
                                                    Natixis Asset Management              None
                                President           Advisors, L.P., Natixis
                                                    Distributors, L.P.,
                                                    Natixis Global
                                                    Associates, Inc.,
                                                    President and Chief
                                                    Executive Officer U.S.
                                                    and Natixis Global Asset
                                                    Management Asia

--------
* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds trusts, Loomis Sayles Funds trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

*** The trustees of the Trust serve as trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series (collectively, the "Fund Complex").

**** Mr.Mason was appointed a trustee effective April 1, 2007.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, Director and Executive Vice President of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America.,Natixis Global Associates Inc. Natixis Advisors and Natixis Distributors, L.P.

Officers of the Trusts

                Position(s)
Name and        Held with the   Term of Office and    Principal Occupation(s)
Year of Birth   Trust           Length of Time Served During Past 5 Years
-------------   --------------  --------------------- ----------------------------

Coleen Downs    Secretary,      Since September 2004  Senior Vice President,
  Dinneen       Clerk and                             General Counsel, Secretary
(1960)          Chief Legal                           and Clerk (formerly,
                Officer                               Deputy General Counsel,
                                                      Assistant Secretary and
                                                      Assistant Clerk), Natixis
                                                      Distribution Corporation,
                                                      Natixis Distributors, L.P.
                                                      and Natixis Asset
                                                      Management Advisors,
                                                      L.P.

Daniel J. Fuss  Executive Vice  Since June 2003       Vice Chairman and
(1933)          President                             Director, Loomis, Sayles &
One Financial                                         Company, L.P
  Center
Boston,
MA 02111

Russell L. Kane Chief           Since May 2006        Chief Compliance Officer
(1969)          Compliance                            for Mutual Funds, Senior
                Officer;                              Vice President, Deputy
                Assistant       Since June 2004       General Counsel, Assistant
                Secretary                             Secretary and Assistant
                Anti-Money      Since April 2007      Clerk, Natixis Distributors,
                Laundering                            L.P. and Natixis Asset
                Officer                               Management Advisors,
                                                      L.P.; Natixis Distribution
                                                      Corporation; formerly,
                                                      Senior Counsel, Columbia
                                                      Management Group.

Michael C.      Treasurer,      Since October 2004    Senior Vice President,
  Kardok        Principal                             Natixis Asset Management
(1959)          Financial and                         Advisors, L.P. and Natixis
                Accounting                            Distributors, L.P.;
                Officer                               formerly, Senior Director,
                                                      PFPC Inc.

Robert Krantz   Executive Vice  Since September 2007  Executive Vice President,
(1964)          President                             Natixis Distributors, L.P.
                                                      and Natixis Asset
                                                      Management Advisors,
                                                      L.P.



--------
* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds trusts and Loomis Sayles Funds trusts. Mr. Fuss is not an officer of the Natixis Funds trusts. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

   The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

   The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2007, this Committee held six meetings.

   The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of a Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include:
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2007, this Committee held five meetings.

   The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee
       ---------------           ----------------------------------------
       Daniel M. Cain - Chairman      Edward A. Benjamin - Chairman
       Jonathan P. Mason              Graham T. Allison, Jr.

       Cynthia L. Walker              Charles D. Baker

   As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

As of December 31, 2007, the Trustees had the following ownership of the Funds:

Independent Trustees:

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

                                   Graham T.    Charles D. Edward A.  Daniel M.
Dollar Range of Fund Shares*     Allison, Jr.**   Baker    Benjamin**  Cain**
----------------------------     -------------- ---------- ---------- ---------
Loomis Sayles High Income
  Opportunities Fund                   A            A          A          A
Loomis Sayles Securitized Asset
  Fund                                 A            A          A          A
Aggregate Dollar Range of Fund
  Shares in Funds in the Fund
  Complex Overseen by Trustee:         E            D          E          E
--------
**  Amounts include amounts held through the deferred compensation plan.

                                         Jonathan Sandra O. Cynthia L.
Dollar Range of Fund Shares*              Mason    Moose**    Walker
----------------------------             -------- --------- ----------
Loomis Sayles High Income Opportunities
  Fund                                      A         A         A
Loomis Sayles Securitized Asset Fund        A         A         A
Aggregate Dollar Range of Fund Shares
  in Funds Overseen by Trustee in the
  Fund Complex                              C         E         E
--------
** Amounts include amounts held through the deferred compensation plan. *** Mr. Mason was appointed a trustee effective April 1, 2007.

Interested Trustees

Dollar Range of Fund Shares*                  Robert J. Blanding John T. Hailer
----------------------------                  ------------------ --------------
Loomis Sayles High Income Opportunities Fund          A                A
Loomis Sayles Securitized Asset Fund                  A                A
Aggregate Dollar Range of Fund Shares                 E                E
in Funds in the Fund Complex Overseen by Trustee:

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

Trustee Fees

   The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

   The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125. for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, , Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

   During the fiscal year ended September 30, 2007, the Trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Loomis Sayles Funds II, Natixis Cash Management Trust, Gateway Trust, Hansberger International Series and AEW Real Estate Income Fund, a (closed-end investment company that has since been liquidated). The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2007

(1)                                   (2)              (3)            (4)             (5)
---                            ----------------- --------------- ------------- ------------------
                                                   Pension or
                                                   Retirement
                                                    Benefits       Estimated   Total Compensation
                                   Aggregate     Accrued as Part    Annual       From the Fund
Name of Person,                Compensation from    of Trust     Benefits Upon     Complex/3/
Position                           Trust/1/         Expenses2     Retirement    Paid to Trustee
---------------                ----------------- --------------- ------------- ------------------
Independent Trustees
Graham T. Allison, Jr.             $ 40,708            $0             $0            $102,125
Charles D. Baker                   $ 37,296            $0             $0            $ 94,075
Edward A. Benjamin                 $ 44,879            $0             $0            $112,625
Daniel M. Cain                     $ 45,467            $0             $0            $112,825
Paul G. Chenault/4/                $  9,721            $0             $0            $ 25,125
Kenneth J. Cowen/4/                $  9,721            $0             $0            $ 25,125
Richard Darman/5/                  $ 40,168            $0             $0            $100,125
Jonathan P. Mason                  $ 18,018            $0             $0            $ 43,500
Sandra O. Moose                    $103,163            $0             $0            $200,000
John Shane/4/                      $ 10,131            $0             $0            $ 26,125
Cynthia L. Walker                  $ 41,296            $0             $0            $102,325

Interested Trustees
-------------------
Robert J. Blanding............................................. $0  $0  $0  $0
John T. Hailer................................................. $0  $0  $0  $0
--------
/1/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2007, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2007 for the Trustees is as follows: Allison ($480,500), Baker ($15,130), Benjamin ($103,219), Cain ($181,237), Chenault
      ($40,15831,173), Cowan ($86,66271,420)/3/ Darman ($209,777) and Walker
      ($36,896).

/2/ The Trust provides no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more series of the Trust selected by the Trustee on the normal payment date for such fees.

/3/ Total Compensation represents amounts paid during the fiscal year ended September 30, 2007 to a trustee for serving on the board of trustees of ten (10) trusts with a total of forty-two (42) funds as of September 30, 2007.

/4/ Effective December 31, 2006, Messrs. Paul G. Chenault, Kenneth J. Cowan and John A. Shane retired as members of the IXIS Advisor and Loomis Sayles Fund Board of Trustees.

/5/   Mr. Darman served as a Trustee until his death on January 25, 2008.

   The Natixis Funds trusts, Loomis Sayles Funds trusts and Hansberger International Series do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

   Code of Ethics. The Trust, Loomis Sayles, and Natixis Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

   Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of a Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against." The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The adviser shall make available to the Funds, or Natixis Advisors, the Funds' administrator, the records and information maintained by the adviser under the Guidelines.

   Loomis Sayles uses the services of third parties ("Proxy Voting Services"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

   All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of a Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

   The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund holding the security when necessary or appropriate, and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

   Loomis Sayles has established several policies to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

   Information regarding how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2007 is available without charge on the Funds' website at www.loomissayles.com and on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

   The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 4, 2008.*

   To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of a Fund to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund's shares without the approval of the controlling shareholder.

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Share Class                Shareholder and Address    Percentage of Shares Held
-----------                ------------------------   -------------------------

Loomis Sayles High Income Opportunities Fund

Institutional              MLPF&S For the Sole                  18.41%
                           Benefit
                           Of Its Customers
                           Attn Fund Administration
                           ML#97144
                           4800 Deer Lake Dr East -
                           2/nd/ FL
                           Jacksonville FL
                           32246-6484

                           JP Morgan Chase Bank NA              12.55%
                           TTTEE
                           The Employees Retirement
                           Plan
                           Of Bose Corporation
                           3 Metrotech Center 6/th/
                           Fl
                           Brooklyn NY 11245-0001

                           US Bank Custodian                    8.83%
                           FBO Northern Minnesota
                           Wisconsin
                           Area Retail Clerk
                           60 Livingston Ave
                           St Paul MN 55107-2292

                           Iron Workers of                      7.76%
                           Western Pennsylvania
                           Pension Plan
                           2201 Liberty Avenue
                           Pittsburg PA 15222-4512

                           Keybank NA                           5.87%
                           FBO NW OHIO CARPENTERS
                           PO BOX 94871
                           CLEVELAND OH.
                           44101-4871

                           Smith Barney Corporate               5.61%
                           Trust
                           Company Custodian
                           FBO Sheet Metal Workers
                           Intl
                           824 N Market St Ste 210
                           Wilmington DE 19801-4909

Loomis Sayles
  Securitized Asset Fund

Institutional/1/           MLPF&S For the Sole                  56.22%
                           Benefit
                           Of Its Customers
                           Attn: Fund
                           Administration ML#97144
                           4800 Deer Lake Dr East -
                           2/nd/ FL
                           Jacksonville FL
                           32246-6484
--------
1 As of January 4, 2008, Merrill Lynch Pierce Fenner & Smith Inc., ("MLPF&S") For The Sole Benefit Of Its Customers, Attn: Fund Administration ML#97144, 4800 Deer Lake Dr East--2nd FL, Jacksonville, FL 32246-6484 owned 56.22% of the Loomis Sayles Securitized Asset Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S

Management Ownership

   As of record on January 4, 2008, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trusts, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

   As of January 4, 2008, the Profit Sharing Plan and Pension Plan each owned less than 1% of the outstanding shares of the Loomis Sayles High Income Opportunities Fund and the Pension Plan owed 1% of the Loomis Sayles Securitized Asset Fund.

   The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Advisory Agreements. Under the advisory agreement with each Fund, Loomis Sayles manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. Also, Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with federal and state regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of a Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of a Fund or regulatory authorities, and any costs of printing or mailing these items; and a Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

   The advisory agreement provides that Loomis Sayles will not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for its services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants. See the Prospectus and the applicable wrap program brochure for more information. Similarly, Loomis Sayles receives an advisory fee directly from institutional clients whose assets it advises under a separate investment management agreement.

   The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Funds to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Funds; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

   Each advisory agreement provides that it will continue from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any material amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon sixty days' written notice, by Loomis Sayles upon ninety days' written notice. Each agreement will terminate automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Funds shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Funds, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

   The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

   In addition to serving as investment adviser to the Funds and each other series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds II, and adviser or subadviser to certain series of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

Information About the Organization and Ownership of the Adviser of the Funds

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Asset Management Holdings LLC ("Natixis Holdings"), which in turn is a wholly-owned subsidiary of Natixis Asset Management US Group, L.P., herein referred to as "Natixis Asset Management US Group"). Natixis Asset Management US Group owns the entire limited partnership interest in Loomis Sayles.

   Natixis Asset Management US Group is part of Natixis Asset Management Group, an international asset management group based in Paris, France. Natixis Asset Management Group is ultimately owned principally, directly or indirectly, by four large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne and by CDC (as defined below); the Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires; and CNP Assurances, a large French life insurance company. In addition, the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816, is a shareholder in both CNCE and CNP Assurances, although it is contemplated that its interest in CNCE will be repurchased by CNCE in the near future. The registered address of Natxis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France.

   The 15 principal subsidiary or affiliated asset management firms of Natixis Asset Management US Group, L.P. collectively had over $285.3 billion in assets under management or administration as of September 30,2007.

 Allocation of Investment Opportunity Among Series of the Natixis Funds trusts and Loomis Sayles Fund trusts (the "funds") and Other Accounts Managed by the Adviser

   Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which a fund (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant fund.

   Distribution Agreement. Pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), Natixis Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116, an affiliate of Loomis Sayles, serves as the general distributor of shares of the Funds. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the funds. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemption of fund shares.

   The Distribution Agreement was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

   The Distribution Agreement may be terminated at any time with respect to the Funds on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the trustees who are not "interested persons" of the Trust, (as defined in the 1940 Act.) The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its "assignment," (as is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

   The Distribution Agreement will continue in effect for successive one-year periods with respect to the funds, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the funds and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

   Administration Services. Natixis Advisors performs certain accounting and administrative services for the Trust, pursuant to an administrative services agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, Natixis

Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) the various registrations and filings required by various regulatory authorities. For these services, Loomis Sayles (without reimbursement from the Trust or Fund) has agreed to pay Natixis Advisors for services to the Funds under this agreement.

   Prior to January 1, 2005, IXIS Asset Management Services Company ("ISC"), an affiliate of Loomis Sayles, performed certain accounting and administrative services for the Trust, pursuant to administrative services agreements (the "Administrative Services Agreements") between ISC and the Trust dated May 8, 2000. Prior to January 1, 2005 the Trust reimbursed ISC for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time.

   Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Funds, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts 02171, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. Loomis Sayles has agreed to pay (without reimbursement from the Trust or Fund) fees to Boston Financial for services to the Funds under this agreement.

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts 02111, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of the Funds on a daily basis.

   Independent Registered Public Accounting Firm. The Funds' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Funds' financial statements, assists in the review of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Funds, and the financial statements contained in the Funds' annual report for the year ended
September 30, 2007 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trust's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

   As of September 30, 2007, many of the Portfolio Managers of the Funds managed other accounts in addition to managing the relevant Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                          Registered Investment Companies Other Pooled Investment Vehicles        Other Accounts
                          ------------------------------- -------------------------------- -----------------------------
                                           Advisory fee                     Advisory fee                  Advisory fee is
                          Other Accounts   is based on    Other Accounts    is based on    Other Accounts    based on
                             Managed       performance       Managed        performance       Managed      performance
                          ---------------- -------------- ----------------- -------------- -------------- --------------
                          # of    Total    # of   Total   # of     Total    # of   Total   # of   Total   # of    Total
Name of Portfolio Manager Accts   Assets   Accts  Assets  Accts    Assets   Accts  Assets  Accts  Assets  Accts   Assets
------------------------- -----  --------  -----  ------  -----   --------  -----  ------  ----- -------- -----  --------
Matthew Eagan                    $     28    0      $0      1     $    129    0      $0     55   $      3   1    $    295
                           10     billion                          million                        million         million
Daniel J. Fuss                   $     30    0      $0      4     $    485    0      $0     81   $     10   4    $    892
                           15     billion                          million                        billion         million
Kathleen C. Gaffney              $     28    0      $0      0     $0          0      $0     66   $      5   1    $    197
                           10     billion                                                         billion         million
Fan Hu                           $    344    0      $0      0     $0          0      $0      7   $    288   0    $0
                            1     million                                                         million
Cliff Rowe                       $    564    0      $0      1     $    202    0      $0     53   $      3   0    $0
                            6     million                          million                        billion
Elaine Stokes                    $     30    0      $0      0     $0          0      $0     56   $      2   1    $    197
                           14     billion                                                         billion         million

Material Conflicts of Interest

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among a Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells short for some accounts while buying it for others and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage" below.

Portfolio Managers' Compensation

   The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2007:

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of Loomis Sayles,, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

   While mutual fund performance and asset size do not directly contribute to compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark (the Lehman High Yield Index for the Loomis Sayles High Income Opportunities Fund and the Lehman Securitized Index for the Loomis Sayles Securitized Asset Fund) and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

   Mr. Fuss' compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above.

   Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

   Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

    . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

    . upon retirement, a participant will receive a multi-year payout for his or her vested units; and

    . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

As of September 30, 2007 the Portfolio Managers had the following ownership in the Funds:

                                                                                  Dollar Range of Equity
Name of Portfolio Manager                       Fund(s) Managed                    Securities Invested*
-------------------------      -------------------------------------------------  ----------------------
Matthew Eagan                  Loomis Sayles High Income Opportunities Fund                 A
Daniel J. Fuss                 Loomis Sayles High Income Opportunities Fund                 A
Kathleen C. Gaffney            Loomis Sayles High Income Opportunities Fund                 A
Fan Hu                         Loomis Sayles Securitized Asset Fund                         A
Cliff Rowe                     Loomis Sayles Securitized Asset Fund                         A
Elaine Stokes                  Loomis Sayles High Income Opportunities Fund                 A

--------
*  A. None
   B. $1 - 10,000
   C. $10,001 - $50,000
   D. $50,001 - $100,000
   E. $100,001 - $500,000
   F. $500,001 - $1,000,000
   G. over $1,000,000

   There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in a Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   Subject to the overriding objective of obtaining the best possible execution of orders, the Funds' adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

   Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

   Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer. During the fiscal year ended September 30, 2007, the High Income Opportunities Fund paid $734 in brokerage commissions and the Securitized Asset Fund paid $8,982 inbrokerage commissions.

Soft Dollars

   Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

   Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data.
Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or
(iii) is a service that is required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

   If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

   In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for a Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles' overall responsibility to discretionary accounts.

   Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

   Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between the Funds' interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets.

   For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretations.

   Subject to procedures adopted by the Board of Trustees of the Trust, a Fund's brokerage transactions may be executed by brokers that are affiliated with Natixis Asset Management US Group or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

   Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the funds' dealer in connection with such transactions.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of a Fund's expenses.

   It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on, transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

   As of September 30, 2007 the Loomis Sayles High Income Opportunities Fund did not hold any securities of the Fund's regular broker-dealers (as defined by the SEC). The table below contains the aggregate value of securities of the Loomis Sayles Securitized Asset Fund's regular broker-dealers+ as of the fiscal year ended September 30, 2007.

                                                             Aggregate
                                                              Value of
                                                           Securities of
                                                            each Regular
                                                             Broker or
                                                           Dealer (or its
                                           Regular Broker-  Parent) held
      Fund                                     Dealer         by Fund
      ----                                 --------------- --------------
      Loomis Sayles Securitized Asset Fund
                                           Merrill Lynch    $ 3,480,273
                                           Bank of America  $ 6,394,787
                                           JP Morgan Chase  $13,326,925
                                           Citigroup        $ 5,669,837
                                           Bear Stearns     $ 3,069,386
                                           Morgan Stanley   $17,166,583

--------
+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

                           DESCRIPTION OF THE TRUST

   The Declaration of Trust of Loomis Sayles Trust I currently permits the Trust's Trustees to issue an unlimited number of full and fractional shares of each series (each, a "fund"). Each share of each fund represents an equal proportionate interest in such fund with each other share of that fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each fund do not have any preemptive rights. Upon termination of any fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the funds are entitled to share pro rata in the net assets attributable to that class of shares of the funds available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

   The assets received by each series for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the series are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all series.

   The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new fund).

   The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or any Fund upon written notice to its shareholders.

Voting Rights

   Shareholders of a Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

   There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

   Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

   The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote,
(2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in a Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect a Fund.

Shareholder and Trustee Liability

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trusts.

Purchases and Redemptions

   Shares of the Funds are offered exclusively to investors in 'fee" approved Natixis Advisors or Loomis Sayles and to institutional clients of Loomis Sayles or Natixis Advisors that , in each case, meet the Funds' policies as established by Loomis Sayles. Intermediary accounts must be held on the books of the Funds' transfer agent in an omnibus fashion unless the intermediary has entered into an arrangement with the Funds. As of the date of this supplement, only one intermediary, UBS Financial Services Inc., has entered into such an arrangement. There is no compensation available to intermediaries (with the exception of Merrill, Lynch, Pierce, Fenner & Smith, Incorporated) for the distribution or servicing of these funds. Approved investors may purchase and redeem Fund shares at a Fund's net asset value without a sales charge or other fee. For more information about the purchase and redemption of Fund shares, see "General Information--How to Purchase Shares" and "General Information--How to Redeem Shares" in the Funds' Prospectus.

   The Funds will normally redeem shares for cash; however, a Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

   A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Distributions and Taxes."

   A purchase order received by Boston Financial, the Funds' transfer agent, prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on a day when the Funds are open for business, will be effected at that day's net asset value. With respect to purchases of shares by institutional clients of Loomis Sayles, the settlement date (i.e., the date by which payment must be made for shares) for purchase orders received by Boston Financial is generally the next business day after receipt of such orders. For other information about the purchase and redemption of Fund shares, see "General Information--How to Redeem Shares" in the Funds' Prospectus.

Net Asset Value

   The method for determining the public offering price and net asset value ("NAV") per share is summarized in the Prospectus.

   The total NAV of the Fund (the excess of the assets of such Fund over the liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security last sale price on the exchange or market where primarily traded for or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and the NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP") or if lacking an NOCP, at the most recent bid quotation on the NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or a remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuation for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are value at amortized cost, which approximates market value. Exchange traded options are valued at the average of the closing bid and ask. Futures contracts are valued at the most recent settlement price. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Investments in other open-end investment companies are valued at their net asset value each day.

   Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the U.S., is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the official close on the London Stock Exchange. The value of other securities principally traded outside the U.S. will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the U.S. will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the U.S. may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Funds determine its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Funds' net asset value are calculated.

   Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser pursuant to procedures approved by the Boards of Trustees.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Trading in some of the portfolio securities of some of the Funds take place in various markets outside the U.S. on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, a Fund's portfolio may change on days when the Funds are not open for business and its shares may not be purchased or redeemed.

   The per share net asset value of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value. The public offering price of the Funds is the next-determined net asset value.

                            DISTRIBUTIONS AND TAXES

   In General. As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

   Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

   Taxation of the Fund. The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interest in "qualified publicly traded partnership"; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and
(iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships". For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations the issuer may be the financial intermediary or the borrower.

   In general, for purposes of the 90% gross income requirement described in section (i) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in section (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of section (iii) of the prior paragraph, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

   So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if a Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

   Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

   For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Income derived from investments in fixed-income securities is not eligible for treatment as qualified dividend income.

   If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

   Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

   Passive Foreign Investment Companies. Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. The Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund -level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

   Foreign Taxes. Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

   Foreign Currency Transactions Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

   Financial Products The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

   Some of the Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require a Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

   Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

   Some Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

   Securities issued or purchased at a discount and Pay-in-Kind securities The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

   Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

   Tax-Exempt Shareholders Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

   Backup Withholding The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

   Other Tax Matters Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

   Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

   The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

   If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by The Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 , effective for taxable years of The Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. The Fund does not intend to make such designations.

   Special rules apply to the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. In respect of dividends paid or deemed paid on or before December 31, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations

   If a beneficial holder who is a foreign person has a trade or business in the U.S., and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the U.S., the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the U.S., or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                             FINANCIAL STATEMENTS

   The financial statements and financial highlights and the related reports of the independent registered public accounting firm included in the Funds' annual report dated September 30, 2007 are incorporated herein by reference to such report. The Funds' annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at
(800) 225-5478 or by writing to the Distributor at: Natixis Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual reports are also available on-line at the SEC's website, at www.sec.gov.

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                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

   Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

   Corporate and Municipal Bond Ratings

   Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

   Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

   B: Obligations rated B are considered speculative and are subject to high credit risk.

   Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

   Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located is not incorporated into Moody's ratings.

   Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

   P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

   P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

   NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

Issue Credit Rating Definitions

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

   Investment-Grade

   AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Speculative Grade

   Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

   pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

   NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for a timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

   A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

   B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will made during such grace period.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

[_] For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
[_]For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

CCC
[_]For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
[_]For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

CC
[_]For issuers and performing obligations, default of some kind appears probable.
[_]For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C
[_]For issuers and performing obligations, default is imminent.
[_]For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;--the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or--the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1.' (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
'NR' indicates that Fitch Ratings does not rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2008

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Inflation Protected Securities Fund
Loomis Sayles Small Cap Value Fund

LOOMIS SAYLES FUNDS II

Loomis Sayles Mid Cap Growth Fund
Loomis Sayles Small Cap Growth Fund
Loomis Sayles Tax-Managed Equity Fund

This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the series of Loomis Sayles Funds I or Loomis Sayles Funds II listed above (collectively the "Funds," with each series being known as a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Loomis Sayles Retail Income Funds Prospectus or Loomis Sayles Retail Equity Funds Prospectus, each dated February 1, 2008, as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). Investors may obtain the Prospectuses without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling 800-633-3330or by visiting www.loomissayles.com.

The Funds' financial statements and accompanying notes that appear in the Funds' annual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-633-3330 or by visiting the Funds' website at www.loomissayles.com.

                                                                 M-LSLRSAI-0208

                               TABLE OF CONTENTS

THE TRUSTS.................................................................   3
INVESTMENT STRATEGIES AND RISKS............................................   3
Investment Restrictions....................................................   3
Investment Strategies......................................................  17
TEMPORARY DEFENSIVE POSITIONS..............................................  36
PORTFOLIO TURNOVER.........................................................  36
PORTFOLIO HOLDINGS INFORMATION.............................................  36
MANAGEMENT OF THE TRUSTS...................................................  38
OWNERSHIP OF FUND SHARES...................................................  48
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  61
PORTFOLIO MANAGEMENT INFORMATION...........................................  69
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  73
DESCRIPTION OF THE TRUSTS..................................................  78
HOW TO BUY SHARES..........................................................  80
REDEMPTIONS................................................................  81
SHAREHOLDER SERVICES.......................................................  83
NET ASSET VALUE............................................................  85
TAXES......................................................................  86
PERFORMANCE INFORMATION....................................................  94
FINANCIAL STATEMENTS.......................................................  94
APPENDIX A................................................................. A-1

                                  THE TRUSTS

   Loomis Sayles Funds I and Loomis Sayles Funds II (each, a "Trust" and together, the "Trusts") are each registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company.

   Loomis Sayles Funds I is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated
December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series.

   The Loomis Sayles Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles Global Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 10, 1991. The Loomis Sayles Small Cap Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Inflation Protected Securities Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 21, 1991. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund each reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003.

   Loomis Sayles Funds II is organized as a Massachusetts business trust under the laws of Massachusetts by Declaration of Trust dated February 20, 1991, as amended and restated on July 21, 2005, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust offers a total of thirteen series. Prior to July 1, 2003, Loomis Sayles Funds II was named "Loomis Sayles Funds."

   The Loomis Sayles Mid Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. Prior to February 1, 2007, Loomis Sayles Mid Cap Growth Fund was named "Loomis Sayles Aggressive Growth Fund". The Loomis Sayles Small Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. The Loomis Sayles Tax-Managed Equity Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on October 1, 1995. Admin Class shares of each of the Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares on May 21, 2003. The Loomis Sayles Tax-Managed Equity Fund reorganized into a newly created series of Loomis Sayles Funds II and ceased to be a series of Loomis Sayles Funds I on September 12, 2003.

                        INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

   The following is a description of restrictions on the investments to be made by the Funds. The investment objective of the Loomis Sayles Tax-Managed Equity Fund as set forth in its Prospectus and the restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by each Trust's Board of Trustees. Except in the case of the 15% limitation on illiquid securities, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Loomis Sayles Bond Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3)Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4)Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)Borrow money, except to the extent permitted under the 1940 Act.

     (10)Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11)Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12)Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13)Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14)Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    *(15)Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     (16)Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to by the staff of the SEC

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Global Bond Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3)Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4)Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)Borrow money, except to the extent permitted under the 1940 Act.

     (10)Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11)Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12)Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13)Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14)Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    *(15)Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     (16)Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Inflation Protected Securities Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3)Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4)Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)Borrow money, except to the extent permitted under the 1940 Act.

     (10)Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11)Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12)Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13)Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14)Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    *(15)Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     (16)Invest more than 20% of its net assets (plus any borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.

     (17)Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   In restriction (16), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.

   In restriction (17), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Value Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3)Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4)Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)Borrow money, except to the extent permitted under the 1940 Act.

     (10)Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11)Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12)Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13)Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14)Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    *(15)Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     (16)Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Mid Cap Growth Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3)Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4)Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)Borrow money, except to the extent permitted under the 1940 Act.

     (10)Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11)Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12)Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13)Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14)Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    *(15)Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     (16)Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designate on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Growth Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3)Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4)Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)Borrow money, except to the extent permitted under the 1940 Act.

     (10)Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11)Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12)Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13)Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14)Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    *(15)Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     (16)Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Tax-Managed Equity Fund may not:

     *(1)Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2)Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3)Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     *(4)Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

     *(5)Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

     *(6)Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8)Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

     (9) Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

   The Loomis Sayles Tax-Managed Equity Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

   In restriction (9), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

   Although authorized to invest in restricted securities, the Loomis Sayles Tax-Managed Equity Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

   For purposes of the foregoing restrictions, the Loomis Sayles Tax-Managed Equity Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Loomis Sayles Tax-Managed Equity Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices, that may be used by Loomis Sayles in managing the Funds. Each Fund's principal strategies are detailed in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies. The list under each category below is not intended to be an exclusive list of securities, investments and practices for investments. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the prospectus, under "Investment Restrictions" in Part I of this Statement, or under applicable law, each Fund may engage in the strategies listed below and other strategies, and invest in the securities and instruments listed below and other securities and instrument. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below. The Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus and/or this Statement.

Fund            Securities                                Practices
----            ----------------------------------------- ---------------------
Bond Fund       Debt Securities (Asset-Backed Securities, Temporary Defensive
                Collateralized Mortgage Obligations,      Strategies
                Commercial Paper, Convertible             Repurchase Agreements
                Securities, Corporate Securities,         Swap Contracts
                Investment Grade Fixed Income             Illiquid Securities
                Securities, Lower Quality Fixed Income    Futures Contracts
                Securities, Mortgage-Related Securities,  Options
                Preferred Stock, REITs, Stripped
                Securities, Mortgage-Backed Securities,
                U.S. Government Securities, When-
                Issued Securities, Zero-Coupon
                Securities, 144A Securities, Mortgage
                Dollar Rolls, Inflation Linked Bonds)
                Equity Securities (Investment
                Companies)
                Foreign Securities (Currency
                Transactions, Emerging Markets,
                Supranational Entities)

Fund            Securities                               Practices
----            ---------------------------------------- ---------------------
Global Bond     Debt Securities (Investment Grade Fixed  Temporary Defensive
Fund            Income Securities, Corporate Bonds,      Strategies
                Convertible Securities, World            Repurchase Agreements
                Government Securities, Lower Quality     Futures Contracts
                Fixed Income Securities, Asset-Backed    Options
                Securities, Zero-Coupon Securities, 144A Swap Contracts
                Securities, Mortgage-Related Securities,
                REITs, Stripped Securities, Mortgage-
                Backed Securities, When-Issued
                Securities, Commercial Paper,
                Collateralized Mortgage Obligations,
                Mortgage Dollar Rolls, Inflation Linked
                Bonds)
                Equity Securities (Investment
                Companies)
                Foreign Securities (Emerging Markets,
                Supranational Entities, Currency
                Transactions)

Inflation       Debt Securities (U.S. Government         Futures Transactions
Protected       Securities, Mortgage-Related Securities, Options
Securities Fund Inflation Linked Bonds)                  Swap Contracts
                Equity Securities (Investment            Temporary Defensive
                Companies)                               Strategies

Small Cap       Equity Securities (REITs, Investment     144A Securities
Value Fund      Companies, Small Cap Companies)          Hedging Transactions
                Foreign Securities (Emerging Markets,    Temporary Defensive
                Currency Transactions)                   Strategies

Mid Cap Growth  Equity Securities (REITs, Mid Cap        Initial Public
Fund            Companies, Investment Companies)         Offerings
                Foreign Securities (Emerging Markets,    144A Securities
                Currency Transactions)                   Options
                                                         Futures Contracts
                                                         Hedging Transactions
                                                         Temporary Defensive
                                                         Strategies
                                                         Securities Lending

Small Cap       Equity Securities (Small Cap Companies,  144A Securities
Growth Fund     Investment Companies)                    Options
                Foreign Securities (Emerging Markets,    Futures Contracts
                Currency Transactions)                   Securities Lending
                                                         Temporary Defensive
                                                         Strategies

Tax-Managed     Debt Securities (U.S. Government         Temporary Defensive
Equity Fund     Securities, Zero Coupon Securities,      Strategies
                Convertible Securities, Inflation Linked When-Issued
                Bonds)                                   Securities
                Equity Securities (Mid Cap Companies,    144A Securities
                Large Cap Companies, Small Cap
                Companies, REITs, Investment
                Companies)

Adjustable Rate Mortgage Security ("ARM")

   An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

   Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Bank Loans

   The Loomis Sayles Bond Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender's portion of the senior loan.

Collateralized Mortgage Obligations ("CMOs")

   Certain Funds may invest in CMOs which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risk similar to those described under "Mortgage-Related Securities" below.

Common Stocks and Other Equity Securities

   Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

   Growth stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Mid Cap Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Tax-Managed Equity Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

   Value stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Small Cap Value Fund generally invest a significant portion of its assets in value stocks.

   Many stocks may have both "growth" and "value" characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Convertible Securities

   Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Depositary Receipts

   Certain Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by an arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Emerging Markets

   Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

   In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Fixed Income Securities

   Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Since interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

   Investment Grade Fixed Income Securities To be considered investment grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. ("Fitch"), Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Rating Services ("S & P")) must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   Lower Quality Fixed Income Securities Lower quality fixed income securities (commonly referred to as "junk bonds") are below investment grade quality. To be considered below investment grade quality, none of the three major rating agencies must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   Lower quality fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower quality fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower quality fixed income securities, a Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower quality fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower quality fixed income securities may be in poor standing or in default and typically have speculative characteristics.

   For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

   Certain Funds may engage in currency transactions. Most foreign securities in a Fund's portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

   A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time that the Fund declares and pays a dividend, or between the time that the Fund accrues and pays an operating expense in U.S. dollars.

   To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to gain exposure to one or more foreign currencies or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund either earmarked on the Fund's records or in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. A Fund's use of currency transactions may be limited by tax considerations. The Loomis Sayles may decide not to engage in currency transactions and there is no assurance that any currency hedging strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions, which are described below under below under "Options and Futures Transactions."

Foreign Securities

   Certain Funds may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

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   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

   Although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Illiquid Securities

   Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at approximately the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

   Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and
Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trusts' Board of Trustees, that the particular issue is liquid.

Inflation-Linked Bonds

Certain Funds may invest in inflation linked bonds. Inflation linked bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Some Funds, particularly Loomis Sayles Global Bond Fund, may invest in inflation linked bonds issued by the Japanese government. These bonds generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these bonds increases with increases in the price index used as a reference for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal (as adjusted) by a fixed coupon rate.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation linked bonds generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rate might rise, leading to a decrease in the value of inflation linked bonds. If inflation is lower than expected during a period holds inflation linked bonds, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation linked bonds may not be protected to the extent the increase is not reflected in the price index used as a reference for the bonds. There can be no assurance that the price index used for an inflation linked bond will accurately measure the real rate of inflation in the prices of goods and services. Inflation linked bonds issued by the Japanese government will be subject to the risks described above under "Foreign Securities." Certain Funds may also invest in Treasury Inflation-Protected Securities issued by the U.S. government. See "U.S. Government Securities" below for additional information.

Initial Public Offerings

   Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains. The availability of IPOs may be limited so that a Fund does not get the full allocation desired.

Investment Companies

   Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares," "SPDRs" and "VIPERs," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

   Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Mortgage Dollar Rolls

   Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

   Certain funds may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities.

Money Market Instruments

   Each Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates may change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

   Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Options and Futures Transactions

   An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at a specified time or times, such as the end of its term. Options may be traded on or off an established securities exchange.

   If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

   The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the option. A Fund's option strategies will not be fully effective if such imperfect correlation occurs.

   Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

   An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   An over-the-counter option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   Income earned by a Fund from its options activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

   The Funds are operated by a person who has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

   A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index, (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

   When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will either "earmark" on the Fund's records or place in a segregated account with the Fund's custodian cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will either designate on the Fund's records or place in a segregated account with the custodian cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts. For futures contracts which are contractually required to settle in cash (rather than by delivery of the underlying security or commodity), the Fund may designate or segregate liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligations rather than the notional value of such contract.

   Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move differently from that anticipated, a Fund may realize a loss on the option and futures transaction, that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (e.g., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the option and futures transaction.

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Pay-in-Kind Securities

   Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Private Placements

   The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely-held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

   While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities
Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

   The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Funds' investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

   Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately-negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

   Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

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Real Estate Investment Trusts ("REITs")

   REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

   REITs may have limited financial resources, may trade less frequently and in limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

   A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

   A Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto,
(ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Rule 144A Securities and Section 4(2) Commercial Paper

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under
Section 4(2) of the Securities Act. Investing in Rule 144A securities and
Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Securities Lending

   A Fund may lend from its total assets in the form of portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. A Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trust or persons acting pursuant to the direction of the Boards.

   These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading

   The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Generally, portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

   The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Structured Notes

   Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

   Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

   Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Step-Coupon Securities

   Certain Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities

   Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Supranational Entities

   Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. In addition to the risks of investing in securities generally, obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Swap Transactions

   Certain Funds may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities, or interest rates, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank, a brokerage firm or other financial institution as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will either designate on its records or segregate at its custodian bank liquid assets in an amount sufficient to cover its current obligations under swap agreements. Since swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. To the extent that the Fund invests in swaps whose return corresponds to the performance of a foreign security or a foreign securities index, such swap transaction will involve risks similar to the risks of investing in foreign securities generally. See "Foreign Securities" above. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments, such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities.

   Certain Funds may invest may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves or the relevant foreign market. To the extent that the Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swaps may be considered illiquid and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Tax Exempt Securities

   The Funds may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income taxation.

   Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

   There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

   The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

   The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Fitch, Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

   The Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

   Securities in which a Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

   All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. Government securities:

   U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

   Treasury Inflation-Protected Securities ("TIPS") - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes" - FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

   "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

   Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. Government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

   Please see "Mortgage-Related Securities" above for additional information on these securities.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants and Rights

   Certain Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant.

Investments in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

When-Issued Equity Securities

   "When-issued" equity securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued equity securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund will either designate on its records or cause its custodian to establish a segregated account when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Zero-Coupon Securities

   Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

                         TEMPORARY DEFENSIVE POSITIONS

   Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of each Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) or invest up to 100% of its assets in high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

   In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

   A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

   Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.

                        PORTFOLIO HOLDINGS INFORMATION

   The Funds' Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds' website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it is aged at least 30 days. Any holdings information that is released will clearly indicate the date of the information, and will state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

     (1) Disclosure of portfolio holdings posted on the Funds' website, provided the information is shared no sooner than the next day following the day on which the information is posted;

     (2) Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

     (3) Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to vendors that provide proxy services, including RiskMetrics Group and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively provided to the Funds' adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

     (4) Disclosure to employees of the adviser, principal underwriter, administrator, custodian, fund accounting agent, independent registered public accounting firm, fund counsel and independent trustees' counsel, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes; and

     (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

   With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of the Funds' adviser, administrator or custodian. With respect to
(5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty to not trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semiannual financial statements, quarterly Form N-Q filing and other related items. Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds and Bloomberg (daily disclosure of full portfolio holdings, provided next business day), Lehman Point (periodic disclosure of full portfolio holdings) and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Fund's officers determine on a case by case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Fund's Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Fund's chief compliance officer regarding any material issues concerning the Fund's disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item
(5) above. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

   Other registered investment companies that are advised or sub-advised by a Fund's adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds', and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

   In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. Each Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                           MANAGEMENT OF THE TRUSTS

   The Trusts are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees and Officers

   The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons", as defined in the 1940 Act, of the relevant Trusts. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant Trust.

   Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                         Position(s) Held with the
                       Trusts, Length of Time Served                                                 Number of Portfolios in Fund
                                    and                      Principal Occupation(s) During            Complex Overseen*** and
Name and Year of Birth        Term of Office*                        Past 5 Years**                    Other Directorships Held
---------------------- ----------------------------- ----------------------------------------------- ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.      Trustee since 2003       Douglas Dillon Professor and Director of the                 42
(1940)                     Contract Review and       Belfer Center for Science and International          Director, Taubman
                           Governance Committee      Affairs, John F. Kennedy School of               Centers, Inc. (real estate
                                  Member             Government, Harvard University                       investment trust)

Charles D. Baker            Trustee since 2005       President and Chief Executive Officer,                       42
(1956)                     Contract Review and       Harvard Pilgrim Health Care (health plan)                   None
                           Governance Committee
                                  Member
Edward A. Benjamin          Trustee since 2002       Retired                                                      42
(1938)                   Chairman of the Contract                                                                None
                          Review and Governance
                                Committee
Daniel M. Cain (1945)       Trustee since 2003       President and Chief Executive Officer, Cain                  42
                          Chairman of the Audit      Brothers & Company, Incorporated                     Director, Sheridan
                                Committee            (investment banking)                             Healthcare Inc. (physician
                                                                                                        practice management);
                                                                                                          Trustee, Lexington
                                                                                                           Strategic Asset
                                                                                                         Corporation (realty
                                                                                                          investment trust)

Jonathan P. Mason        Trustee since 2007 Audit    Chief Financial Officer, Cabot Corp. (specialty              42
(1958)                       Committee Member        chemicals); formerly, Vice President and                    None
                                                     Treasurer, International Paper Company;
                                                     formerly, Chief Financial Officer, Carter Holt
                                                     Harvey (forest products)

Sandra O. Moose             Trustee since 2003       President, Strategic Advisory Services                       42
(1942)                   Chairperson of the Board    (management consulting); formerly, Senior            Director, Verizon
                            of Trustees since        Vice President and Director, The Boston               Communications;
                              November 2005          Consulting Group, Inc. (management                Director, Rohm and Haas
                         Ex officio member of the    consulting)                                          Company (specialty
                           Audit Committee and                                                               chemicals);
                           Contract Review and                                                        Director, AES Corporation
                           Governance Committee

Cynthia L. Walker           Trustee since 2005       Deputy Dean for Finance & Administration,                    42
(1956)                    Audit Committee Member     Yale University School of Medicine; formerly,               None
                                                     Executive Dean for Administration and
                                                     formerly, Dean for Finance & CFO, Harvard
                                                     Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/       Trustee since 2002    President, Chairman, Director, and Chief          42
(1947)                     President and Chief    Executive Officer, Loomis, Sayles &              None
555 California Street      Executive Officer -    Company, L.P.
San Francisco, CA         Loomis Sayles Funds I;
94104                    Chief Executive Office -
                          Loomis Sayles Funds II
John T. Hailer/2/ (1960)    Trustee since 2003    President and Chief Executive Officer, Natixis    42
                                President         Asset Management Advisors, L.P. , Natixis        None
                                                  Global Associates, Inc. and Natixis Global
                                                  Asset Management North America; Executive
                                                  Vice President, Loomis Sayles Funds I Natixis
                                                  Distributors, L.P.; President and Chief
                                                  Executive Officer, Natixis Cash Management
                                                  Trust, Natixis Funds Trust I, Natixis Funds
                                                  Trust II, Natixis Funds Trust III, Natixis Funds
                                                  Trust IV, Gateway Trust and Hansberger
                                                  International Series

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The trustees of the Trusts serve as trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series (collectively, the "Fund Complex").

/1 /Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2 /Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation L.P.; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Advisors, Natixis Global Associates, Inc., Natixis Advisors and the Natixis Distributor L.P..

Officers of the Trusts

                                        Term of Office*
                       Position(s) Held  and Length of                           Principal Occupation(s)
Name and Year of Birth  With the Trust    Time Served                             During Past 5 Years**
---------------------- ---------------- --------------- -------------------------------------------------------------------------

Coleen Downs Dinneen      Secretary,        Since       Senior Vice President, General Counsel, Secretary and Clerk (formerly,
(1960)                    Clerk and       September     Deputy General Counsel, Assistant Secretary and Assistant Clerk),
                         Chief Legal         2004       Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis
                           Officer                      Asset Management Advisors, L.P.

Daniel J. Fuss (1933)     Executive       Since June    Vice Chairman and Director, Loomis, Sayles & Company, L.P.
One Financial Center    Vice President       2003
Boston, MA 02111

Russell L. Kane             Chief           Chief       Chief Compliance Officer for Mutual Funds, Senior Vice President,
(1969)                    Compliance      Compliance    Deputy General Counsel, Assistant Secretary and Assistant Clerk,
                           Officer;     Officer, since  Natixis Distributors, L.P. and Natixis Asset Management Advisors,
                          Assistant       May 2006;     L.P.; Vice President, Associate General Counsel, Assistant Secretary
                          Secretary;      Assistant     and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior
                          Anti-Money      Secretary     Counsel, Columbia Management Group.
                          Laundering      since June
                           Officer       2004; Anti-
                                            Money
                                          Laundering
                                        Officer since
                                          April 2007

Michael C. Kardok         Treasurer,    Since October   Senior Vice President, Natixis Asset Management Advisors, L.P. and
(1959)                    Principal          2004       Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.
                        Financial and
                          Accounting
                           Officer

Robert Krantz             Executive         Since       Executive Vice President, Natixis Distributors, L.P. and Natixis Asset
(1964)                  Vice President    September     Management Advisors, L.P.
                                             2007

* Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the other trust in the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

Standing Board Committees

   The trustees have delegated certain authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Funds' adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2007, this Committee held five meetings.

   The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   The Audit Committee of each Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2007, this Committee held six meetings.

The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee
       ---------------           ----------------------------------------
       Daniel M. Cain - Chairman      Edward A. Benjamin - Chairman
       Jonathan P. Mason              Graham T. Allison, Jr.
       Cynthia L. Walker              Charles D. Baker

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

   As of December 31, 2007, the trustees had the following ownership in the
Funds:

Interested Trustees:

Dollar Range of Fund Shares*                            Robert J. Blanding John T. Hailer
----------------------------                            ------------------ --------------
Loomis Sayles Bond Fund................................         E                A
Loomis Sayles Global Bond Fund.........................         E                A
Loomis Sayles Inflation Protected Securities Fund......         A                A
Loomis Sayles Mid Cap Growth Fund......................         E                A
Loomis Sayles Small Cap Growth Fund....................         E                E
Loomis Sayles Small Cap Value Fund.....................         E                E
Loomis Sayles Tax-Managed Equity Fund..................         A                A
Aggregate Dollar Range of Fund Shares in All Funds
Overseen by Trustee in the Fund Complex................         E                E

*   A. None

B.  $1 - 10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

Independent Trustees:

                                               Graham T.    Charles D. Edward A.  Daniel M. Jonathan P. Sandra O. Cynthia L.
Dollar Range of Fund Shares*                 Allison, Jr.**  Baker**   Benjamin**  Cain**     Mason**     Moose    Walker**
----------------------------                 -------------- ---------- ---------- --------- ----------- --------- ----------
Loomis Sayles Bond Fund.....................       A            A          A          A          A          E         A
Loomis Sayles Global Bond Fund..............       A            A          A          A          A          A         A
Loomis Sayles Inflation Protected Securities
  Fund......................................       A            A          A          A          A          A         A

Loomis Sayles Mid Cap Growth Fund                  A            A          A          A          A          A         A

Loomis Sayles Small Cap Growth Fund                A            A          A          A          A          A         A

Loomis Sayles Small Cap Value Fund                 A            A          E          A          A          A         A

Loomis Sayles Tax-Managed Equity Fund              A            A          A          A          A          A         A

Aggregate Dollar Range of Fund Shares in All
  Funds Overseen by Trustee in the Fund
  Complex                                          E            D          E          E          C          E         E

*   A. None

B.  $1 - 10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

** Amounts include economic value of notional investments held through the deferred compensation plan.

Trustee Fees

   The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

   The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Effective January 1, 2008 Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts and Loomis Sayles Funds and Hansberger International Series, Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

   During the fiscal year ended September 30, 2007, the trustees of the Trusts received the amounts set forth in the following table for serving as trustee of the Trusts and for also serving as trustees of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust,Gateway Trust, Hansberger International Series and AEW Real Estate Income Fund (a closed-end investment company that has since been liquidated) and Hansberger International Series. The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits:

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2007

                                                         Pension or
                                                         Retirement
                                Aggregate    Aggregate    Benefits  Estimated     Total
                               Compensation Compensation Accrued as   Annual   Compensation
                               from Loomis  from Loomis   Part of    Benefits    from the
                               Sayles Funds Sayles Funds    Fund       Upon        Fund
                                 Trust I*    Trust II**   Expenses  Retirement  Complex***
                               ------------ ------------ ---------- ---------- ------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.........   $ 40,708     $34,081        $0         $0       $102,125
Charles D. Baker..............   $ 37,473     $31,443        $0         $0       $ 94,075
Edward A. Benjamin............   $ 44,879     $37,531        $0         $0       $112,625
Daniel M. Cain................   $ 45,467     $37,614        $0         $0       $112,825
Paul G. Chenault/1/...........   $  9,721     $ 7,897        $0         $0       $ 25,125
Kenneth J. Cowan/1/...........   $  9,721     $ 7,897        $0         $0       $ 25,125
Richard Darman*****...........   $ 40,168     $33,432        $0         $0       $100,125
Jonathan P. Mason****.........   $ 18,018     $15,152        $0         $0       $ 43,500
Sandra O. Moose...............   $103,163     $71,991        $0         $0       $200,000
John A. Shane/1/..............   $ 10,131     $ 8,230        $0         $0       $ 26,125
Cynthia L. Walker.............   $ 41,296     $34,164        $0         $0       $102,325
INTERESTED TRUSTEES
John T. Hailer................   $      0     $     0        $0         $0       $      0
Robert J. Blanding............   $      0     $     0        $0         $0       $      0

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2007, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2007 for the trustees is as follows: Allison ($480,500), Baker ($15,130), Benjamin ($103,219), Cain ($181,237), Chenault
       ($40,158), Cowan ($86,663), Darman ($209,777), Mason ($4,374) and Walker
       ($36,696).

** Amounts include payments deferred by trustees for the fiscal year ended September 30, 2007, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2007 for the trustees is as follows: Allison ($588,297), Baker ($17,580), Benjamin ($119,931), Cain ($210,581),
       Chenault ($46,660), Cowan ($100,695), Darman ($243,741), Mason ($5,082)
       and Walker ($42,638).

*** Total Compensation represents amounts paid during the fiscal year ended September 30, 2007 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-three (43) funds as of September 30, 2007. The number of trusts and funds includes the AEW Real Estate Income Fund, which was liquidated on April 13, 2007, and the Ixis Equity Diversified Portfolio, which was liquidated on August 3, 2007.

/1/ Paul G. Chenault, Kenneth J. Cowan and John A. Shane retired from the Board of Trustees of the Trusts on December 31, 2006

****   Mr. Mason was appointed as trustee on April 1, 2007.

*****  Mr. Darman served as trustee until his death on January 25, 2008.

   The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

   Code of Ethics. The Trusts, Loomis Sayles, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

   Proxy Voting Policies. The Board of Trustees of the Funds have adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against." The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to each Fund, or Natixis Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

   Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

   All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

   The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

   Loomis Sayles has established several policies to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

   Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2007 is available without charge (i) through the Funds' website, www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

   The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 4, 2008.*

   To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                                                                  Percentage of
Fund                           Shareholder and Address             shares held
----                           -----------------------            -------------
Loomis Sayles Bond Fund/1/
   Institutional Class Shares  Charles Schwab & Co Inc                38.06%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco CA 94104-4151

                               National Financial Services Corp       14.72%
                               For
                               Exclusive Benefit of Our Customers
                               Attn Mutual Funds Department
                               5/th/ FL
                               200 Liberty St
                               One World Financial Center
                               New York NY 10281-1003

                               Merrill Lynch Pierce                    8.09%
                               Fenner & Smith Inc
                               Merrill Lynch Financial Data Svcs
                               Attn: Service Team
                               4800 Deer Lake Dr East 3/rd/ Flr
                               Jacksonville FL 32246-6484

                               Ameritrade Inc for the                  5.49%
                               Exclusive Benefit of Our Customers
                               P.O. Box 2226
                               Omaha, NE 68103-2226

   Retail Class Shares         Charles Schwab & Co Inc                40.89%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco CA 94104-4151

                               National Financial Services Corp       21.19%
                               For
                               Exclusive Benefit of Our Customers
                               Attn Mutual Funds Department
                               5/th/ FL
                               200 Liberty St
                               One World Financial Center
                               New York NY 10281-1003

                                                                  Percentage of
Fund                              Shareholder and Address          shares held
----                              -----------------------         -------------
Loomis Sayles Bond Fund/1/
   Admin Class Shares             Nationwide Trust Co FSB             18.79%
                                  PO Box 182029
                                  Columbus OH 43218-2029

                                  Merrill Lynch Pierce                14.61%
                                  Fenner & Smith Inc
                                  For The Sole Ben Of Its
                                  Customers
                                  Attn: Service Team
                                  4800 Deer Lake Dr East 3/rd/ Fl
                                  Jacksonville FL 32246-6484

                                  National Financial Services         11.61%
                                  Corp For
                                  Exclusive Benefit of Our
                                  Customers
                                  Attn Mutual Funds Department
                                  5/th/ FL
                                  200 Liberty St
                                  One World Financial Center
                                  New York NY 10281-1003

                                  New York Life Trust Company          7.35%
                                  Client Account
                                  169 Lackawanna Ave
                                  Parsippany NJ 07054-1007

                                  Reliance Trust Company, Trustee      5.17%
                                  FBO MetLife NAV Plans
                                  8515 E Orchard Rd
                                  2T2
                                  Greenwood Vlg CO 80111-5002

Loomis Sayles Global Bond Fund/2/
   Institutional Class Shares     Charles Schwab & Co Inc             26.13%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco CA 94104-4151

                                  National Financial Services         19.70%
                                  Corp For
                                  Exclusive Benefit of Our
                                  Customers
                                  Attn Mutual Funds Department
                                  5/th/ FL
                                  200 Liberty St
                                  One World Financial Center
                                  New York NY 10281-1003

                                                                  Percentage of
Fund                                Shareholder and Address        shares held
----                                -----------------------       -------------
Loomis Sayles Global Bond Fund/2/
   Institutional Class Shares       Merrill Lynch Pierce               5.97%
                                    Fenner & Smith Inc
                                    Merrill Lynch Financial Data
                                    Svcs
                                    Attn: Service Team
                                    4800 Deer Lake Dr East 3/rd/
                                    Flr
                                    Jacksonville FL 32246-6484

   Retail Class Shares              Charles Schwab & Co Inc           41.24%
                                    Attn Mutual Fund Dept
                                    101 Montgomery St
                                    San Francisco CA 94104-4151

                                    National Financial Services       27.91%
                                    Corp For
                                    Exclusive Benefit of Our
                                    Customers
                                    Attn Mutual Funds Department
                                    5/th/ FL
                                    200 Liberty St
                                    One World Financial Center
                                    New York NY 10281-1003

                                    Ameritrade Inc for the             5.59%
                                    Exclusive Benefit of Our
                                    Customers
                                    P.O. Box 2226
                                    Omaha, NE 68103-2226

Loomis Sayles Small Cap Value Fund
   Institutional Class Shares       Charles Schwab & Co Inc           16.58%
                                    Attn Mutual Fund Dept
                                    101 Montgomery St
                                    San Francisco CA 94104-4151

                                    Citigroup Global Markets Inc.      8.47%
                                    388 Greenwich St
                                    New York NY 10013-2375

                                    National Financial Services        8.86%
                                    Corp For
                                    Exclusive Benefit of Our
                                    Customers
                                    Attn Mutual Funds Department
                                    5/th/ FL
                                    200 Liberty St
                                    One World Financial Center
                                    New York NY 10281-1003

                                    Wells Fargo Bank FA NBO            5.49%
                                    WPS 401K Admin - Loomis
                                    Small Cap
                                    PO Box 1533
                                    Minneapolis MN 55480-1533

                                                                  Percentage of
Fund                                Shareholder and Address        shares held
----                                -----------------------       -------------
                                    Westfield Contributory             5.71%
                                    Retirement System
                                    59 Court St
                                    PO Box 106
                                    Westfield MA 01086-0106

                                    Fidelity Investments               5.25%
                                    Institutional
                                    Operations Co Inc (FIIOC) As
                                    Agent
                                    For Certain Employee Benefit
                                    Plans
                                    100 Magellan Way #KW1C
                                    Covington KY 41015-1999

Loomis Sayles Small Cap Value Fund
   Retail Class Shares              Charles Schwab & Co Inc           41.09%
                                    Attn Mutual Fund Dept
                                    101 Montgomery St
                                    San Francisco CA 94104-4151

                                    National Financial Services       13.74%
                                    Corp For
                                    Exclusive Benefit of Our
                                    Customers
                                    Attn Mutual Funds Department
                                    5/th/ FL
                                    200 Liberty St
                                    One World Financial Center
                                    New York NY 10281-1003

                                    Fidelity Investments              13.47%
                                    Institutional
                                    Operations Co Inc (FIIOC) As
                                    Agent
                                    For Certain Employee Benefit
                                    Plans
                                    100 Magellan Way #KW1C
                                    Covington KY 41015-1999

   Admin Class Shares               Smith Barney Corp Trust Co        24.99%
                                    TTEE
                                    The Citistreet Retrmnt Group
                                    Trust
                                    DTD 4/21/95 Attn Plan
                                    Valuation
                                    Two Tower Center PO Box 1063
                                    E Brunswick NJ 08816-1063

                                    New York Life Trust Company        9.79%
                                    Client Account
                                    169 Lackawanna Ave
                                    Parsippany NJ 07054-1007

                                                                  Percentage of
Fund                         Shareholder and Address              shares held
----                         -----------------------              -------------
                             Smith Barney Corp Trust Co TTEE          7.80%
                             Smith Barney 401K Advisor Grp Trust
                             DTD 1/1/98 Attn John Lombardo
                             Two Tower Center PO Box 1063
                             E Brunswick NJ 08816-1063

                                                                  Percentage of
Fund                           Shareholder and Address             shares held
----                           -----------------------            -------------
                               Merrill Lynch Pierce                   16.18%
                               Fenner & Smith Inc
                               For The Sole Ben Of Its Customers
                               Attn: Service Team
                               4800 Deer Lake Dr East 3/rd/ Flr
                               Jacksonville FL 32246-6484

Loomis Sayles Inflation
  Protected
Securities Fund/3/
   Institutional Class Shares  Charles Schwab & Co Inc                29.73%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco CA 94104-4151

                               Loomis Sayles Distributors LP           9.55%
                               Attn Estelle Gevers
                               1 Financial Ctr
                               Boston MA 02111-2621

                               Loomis Sayles Trust Co LLC              7.65%
                               Attn : Finance
                               One Financial Center, 27/th/ Floor
                               Boston MA 02111-2647

                               Merrill Lynch Pierce                   16.10%
                               Fenner & Smith Inc
                               Merrill Lynch Financial Data Svcs
                               Attn: Service Team
                               4800 Deer Lake Dr East 3/rd/ Flr
                               Jacksonville FL 32246-6484

                               Michigan Peer Review Organization       6.57%
                               22670 Haggerty Rd Ste 100
                               Farmingtn Hls MI 48335-2631

                                                                  Percentage of
Fund                                    Shareholder and Address    shares held
----                                    -----------------------   -------------
Loomis Sayles Mid Cap Growth Fund/4/
   Institutional Class Shares           Charles Schwab & Co Inc       66.84%
                                        Attn Mutual Fund Dept
                                        101 Montgomery St
                                        San Francisco CA
                                        94104-4151

                                        Brown Brothers Harriman            %
                                        and Company
                                        As Custodian for 8665267
                                        525 Washington Blvd
                                        Jersey City, NJ 07310

                                        National Financial             7.49%
                                        Services Corp For
                                        Exclusive Benefit of Our
                                        Customers
                                        Attn Mutual Funds
                                        Department 5/th/ FL
                                        200 Liberty St
                                        One World Financial
                                        Center
                                        New York NY 10281-1003

   Retail Class Shares                  Reliance Trust Company,       20.76%
                                        Trustee
                                        FBO MetLife NAV Plans
                                        8515 E Orchard Rd
                                        2T2
                                        Greenwood Vlg CO
                                        80111-5002

                                        DCGT As TTEE and/or CUST      12.47%
                                        FBO Indus International
                                        Inc 401K
                                        Retirement Plan
                                        Attn NPIO Trade Desk
                                        711 High Street
                                        Des Moines IA 50309-2732

                                        Charles Schwab & Co Inc       12.02%
                                        Attn Mutual Fund Dept
                                        101 Montgomery St
                                        San Francisco CA
                                        94104-4151

                                                                  Percentage of
Fund                                    Shareholder and Address    shares held
----                                    -----------------------   -------------
                                        Orchard Trust Company
                                        TTEE
                                        Employee Benefits Clients
                                        8515 East Orchard Rd 2T2
                                        Greenwood Vlg CO
                                        80111-5002

                                        National Financial            13.58%
                                        Services Corp For
                                        Exclusive Benefit of Our
                                        Customers
                                        Attn Mutual Funds
                                        Department 5/th/ FL
                                        200 Liberty St
                                        One World Financial
                                        Center
                                        New York NY 10281-1003

                                                                  Percentage of
 Fund                                   Shareholder and Address    shares held
 ----                                   -----------------------   -------------
 Loomis Sayles Small Cap Growth Fund/5/
    Institutional Class Shares          Charles Schwab & Co Inc       54.56%
                                        Attn Mutual Fund Dept
                                        101 Montgomery St
                                        San Francisco CA
                                        94104-4151

                                        Church Mutual                 14.42%
                                        Insurance Company
                                        3000 Schuster Ln
                                        Merrill WI 54452-3863

                                        Saxon & Co                     7.40%
                                        FBO 12-35-040-1095189
                                        543487854
                                        Philadelphia PA
                                        19182-0001

                                        YMCA of Greater Boston         5.21%
                                        316 Huntington Ave
                                        Boston MA 02115-5019




    Retail Class Shares                 National Financial            57.37%
                                        Services Corp For
                                        Exclusive Benefit of Our
                                        Customers
                                        Attn Mutual Funds
                                        Department 5/th/ FL
                                        200 Liberty St
                                        One World Financial
                                        Center
                                        New York NY 10281-1003

                                                                  Percentage of
 Fund                                 Shareholder and Address      shares held
 ----                                 -----------------------     -------------
                                      Charles Schwab & Co Inc         16.15%
                                      Attn Mutual Fund Dept
                                      101 Montgomery St
                                      San Francisco CA 94104-4151

                                                                  Percentage of
Fund                             Shareholder and Address           shares held
----                             -----------------------          -------------
Loomis Sayles Tax-Managed Equity
  Fund
   Institutional Class Shares    National Financial Services          19.86%
                                 Corp For
                                 Exclusive Benefit of Our
                                 Customers
                                 Attn Mutual Funds Department
                                 5/th/ FL
                                 200 Liberty St
                                 One World Financial Center
                                 New York NY 10281-1003

                                 Southeastern Michigan Chapter         8.94%
                                 NECA
                                 PO Box 4207
                                 Troy, MI 48099-4207

                                                                  Percentage of
Fund                             Shareholder and Address           shares held
----                             -----------------------          -------------
                                 Warren D Chappell &                  5.47%
                                 Elizabeth A Chappell JT WROS
                                 1905 Long Pointe DR
                                 Bloomfield Hills MI 48302-0744

                                 State Street bank & Trust CO         5.34%
                                 Cust for the IRA of George
                                 Bobrowski
                                 29611 N Seaway CT
                                 Harrison TWP MI 48045-2773
--------
/1/ As of January 4, 2008, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4151 owned 40.85%% of the Loomis Sayles Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/2/ As of January 4, 2008, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4151 owned 34.32%% of the Loomis Sayles Global Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/3/ As of January 4, 2008, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4151 owned 29.73%% of the Loomis Sayles Inflation Protected Securities Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/5/ As of January 4, 2008, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4151 owned 35.50% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/5/ As of January 4, 2008, National Financial Services Cor For the Exclusive Bene of our Customers, Attn: Mutual Funds dept. 5/th/ fl, 200 Liberty St., 1 World Financial Center, New York, NY 10281-1003 owned 29.46% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than National Financial Services is organized under the laws of New York and is wholly-owned by National Financial Services.
* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Management Ownership

   As of record on January 4, 2008, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds except that the officers and trustees of the Trusts owned beneficially 3.19% of the Loomis Sayles Small Cap Growth Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trusts, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

   As of January 4, 2008, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 13.02% of the Loomis Sayles Mid Cap Growth Fund, 11.09% of the Loomis Sayles Inflation Protected Securities Fund, 9.30% of the Loomis Sayles Small Cap Growth Fund and 1.66% of the Loomis Sayles Small Cap Value Fund.

   As of January 4, 2008, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 13.72% of the Loomis Sayles Mid Cap Growth Fund, 13.62% of the Loomis Sayles Inflation Protected Securities Fund, 9.97% of the Loomis Sayles Small Cap Growth Fund, 0.88% of the Loomis Sayles Small Cap Value Fund.

   The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Natixis Asset Management Advisors, L.P. ("Natixis Advisors"), (formerly IXIS Asset Management Advisors, L.P.), formed in 1995, is a limited partnership owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group, L.P.)

   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P.;
herein referred to as "Natixis US"), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each Fund.

   Natixis US is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

   The 14 principal subsidiary or affiliated asset management firms of Natixis Asset Management US Group, L.P. collectively had over $285.3 billion in assets under management or administration as of September 30, 2007.

   Advisory Agreements. Each Fund's advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                              Rate
----                              ----
Loomis Sayles Mid Cap Growth Fund 0.75%

Loomis Sayles Bond Fund           0.60% of the first $3 billion
                                  0.50% of the next $12 billion
                                  0.49% thereafter

Loomis Sayles Global Bond Fund    0.60% of the first $1 billion
                                  0.50% of the next $1 billion
                                  0.48% thereafter

Fund                                              Rate
----                                              ----
Loomis Sayles Inflation Protected Securities Fund 0.25%

Loomis Sayles Small Cap Growth Fund               0.75%

Loomis Sayles Small Cap Value Fund                0.75%

Loomis Sayles Tax-Managed Equity Fund             0.50%

   Each Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent registered public accounting firm legal counsel for the Funds legal counsel for the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds' adviser, or its affiliates, other than affiliated registered investment companies. In the case of Class Y shares, certain expenses may be allocated differently among the Fund's Classes A and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust.")

   Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Funds' adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

   Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amounts of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions for each Fund. These amounts include amounts paid by a Fund's predecessor, where applicable.

                                    Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         9/30/05                9/30/06                9/30/07
                                  ---------------------- ---------------------- ----------------------
                                   Advisory      Fee      Advisory      Fee      Advisory      Fee
                                     Fees     Reductions    Fees     Reductions    Fees     Reductions
                                  ----------- ---------- ----------- ---------- ----------- ----------
Loomis Sayles Mid Cap Growth Fund $   385,975 $  116,730 $   360,159  $27,550*  $   353,105  $25,246*
Loomis Sayles Bond Fund           $19,971,293 $1,367,265 $29,144,506       --*  $56,465,051       --*

                                               Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                                                    9/30/05               9/30/06               9/30/07
                                             --------------------- --------------------- ---------------------
                                              Advisory     Fee      Advisory     Fee      Advisory     Fee
                                                Fees    Reductions    Fees    Reductions    Fees    Reductions
                                             ---------- ---------- ---------- ---------- ---------- ----------
Loomis Sayles Global Bond
  Fund                                       $6,360,185  $755,546  $6,438,776       --*  $8,474,851       --*
Loomis Sayles Inflation Protected Securities
  Fund                                       $   26,236  $26,236*  $   22,966       --*  $   29,106       --*
Loomis Sayles Small Cap Growth Fund          $  168,258  $151,644  $  168,944  $62,772*  $  213,916  $47,316*
Loomis Sayles Small Cap Value Fund           $4,818,972  $225,273  $5,772,364       --*  $7,150,945       --*
Loomis Sayles Tax-Managed Equity Fund        $   39,124  $39,124*  $   46,295       --*  $   33,981       --*

--------
* In addition to the reduction of management fees, class level and other expenses have been reimbursed as indicated below.

   The table below shows the class level and other expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2005, September 30, 2006 and September 30, 2007.

                          Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Fund                           9/30/05           9/30/06           9/30/07
----                      ----------------- ----------------- -----------------
Loomis Sayles Mid Cap
  Growth Fund                                   $ 72,883          $ 45,374
Loomis Sayles Bond Fund             --          $171,399          $215,069
Loomis Sayles Global
  Bond Fund                         --          $458,257          $268,311
Loomis Sayles Inflation
  Protected Securities
  Fund                         $69,746          $118,124          $102,653
Loomis Sayles Small Cap
  Growth Fund                                   $ 33,046          $ 18,358
Loomis Sayles Small Cap
  Value Fund                                    $174,650          $450,879
Loomis Sayles
  Tax-Managed Equity
  Fund                         $67,847          $ 91,352          $ 86,601

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 21, 2009, and will be reevaluated on an annual basis. Loomis Sayles will not be entitled to recover any such reduced fees more than one year after the end of the fiscal year in which the fee/expense was incurred.

Fund                                          Expense Limit Date of Undertaking
----                                          ------------- -------------------
Loomis Sayles Mid Cap Growth Fund                            February 1, 2008
   Institutional Class                            1.00%
   Retail Class                                   1.25%

Loomis Sayles Bond Fund                                      February 1, 2008
   Institutional Class                            0.70%
   Retail Class                                   0.95%
   Admin Class                                    1.20%

Loomis Sayles Global Bond Fund                               February 1, 2008
   Institutional Class                            0.75%
   Retail Class                                   1.00%

Loomis Sayles Inflation Protected Securities
  Fund                                                       February 1, 2008
   Institutional Class                            0.40%

Loomis Sayles Small Cap Growth Fund                          February 1, 2008
   Institutional Class                            1.00%
   Retail Class                                   1.25%

Loomis Sayles Small Cap Value Fund                           February 1, 2008
   Institutional Class                            0.90%
   Retail Class                                   1.15%
   Admin Class                                    1.40%

Loomis Sayles Tax-Managed Equity Fund                        February 1, 2008
   Institutional Class                            0.65%

   In addition to serving as investment adviser to certain series of the Trusts, Loomis Sayles also acts as investment adviser to certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

   Distribution Agreements and Rule 12b-1 Plans. Under separate agreements with the Funds, the "Distributor, 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal distributor of each class of shares of the Funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (each a "Distribution Agreement") the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

   The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value" and is paid by each Fund the service and distribution fees described in the applicable Prospectus. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund's shares.

   As described in their Prospectuses, the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Some Funds' classes may pay the Distributor monthly fees of less than 0.25% of the relevant Class's assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for "no transaction fee" or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

   Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

   The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

   The following table provides information on the amount of fees paid by the Funds under these Plans during the past three fiscal years:

                                        Fiscal Year Fiscal Year Fiscal Year
                                           Ended       Ended       Ended
    Fund                                  9/30/05     9/30/06     9/30/07
    ----                                ----------- ----------- -----------
    Loomis Sayles Mid Cap Growth Fund
       Retail Class                     $   64,455  $   72,783  $    67,913
    TOTAL                               $   64,455  $   72,783  $    67,913

    Loomis Sayles Bond Fund
       Retail Class                     $1,098,667  $3,290,050  $10,826,900
       Admin Class                      $  227,210  $  424,314  $   754,292

    TOTAL                               $1,325,877  $3,714,364  $11,581,192

    Loomis Sayles Global Bond Fund
       Retail Class                     $1,549,625  $1,309,923  $ 1,730,459

    TOTAL                               $1,549,625  $1,309,923  $ 1,730,459

    Loomis Sayles Small Cap Growth Fund
       Retail Class                     $   17,147  $    8,704  $    12,629

    TOTAL                               $   17,147  $    8,704  $    12,629

    Loomis Sayles Small Cap Value Fund
       Retail Class                     $  519,186  $  678,990  $   932,610
       Admin Class                      $  325,226  $  331,716  $   390,830

    TOTAL                               $  844,412  $1,010,706  $ 1,323,440

   During the fiscal year ended September 30, 2007, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (compensation to broker-dealers excludes advanced commissions sold to a third party):

                                                      Compensation Compensation Interest, carrying    Other
                                      Compensation to  to Broker-    to Sales    or other finance  Distribution
Fund                      Advertising  Underwriters     Dealers     Personnel        charges          Costs
----                      ----------- --------------- ------------ ------------ ------------------ ------------
Loomis Sayles Mid Cap
  Growth Fund                 $             $              $            $               $               $
Loomis Sayles Bond Fund       $             $              $            $               $               $
Loomis Sayles Global
  Bond Fund                   $             $              $            $               $               $
Loomis Sayles Small Cap
  Growth Fund                 $             $              $            $               $               $
Loomis Sayles Small Cap
  Value Fund                  $             $              $            $               $               $

   Other Services. Natixis Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) the various registrations and filings required by various regulatory authorities.

   For the period October 1, 2004 to December 31, 2004, Natixis Asset Management Services Company (formerly, IXIS Asset Management Services Company ("Natixis Services") received the following fees from the Funds:

                                                       Period From October 1,
                                                      2004 to December 31, 2004
                                                      -------------------------
Loomis Sayles Mid Cap Growth Fund                             $  8,568
Loomis Sayles Bond Fund                                       $465,140
Loomis Sayles Global Bond Fund                                $131,326
Loomis Sayles Inflation Protected Securities Fund             $  1,184
Loomis Sayles Small Cap Growth Fund                           $  5,022
Loomis Sayles Small Cap Value Fund                            $ 99,788
Loomis Sayles Tax-Managed Equity Fund                         $    996

   For the period January 1, 2005 through September 30, 2005 the fiscal years ended September 30, 2006 and September 30, 2007, pursuant to the administrative services agreement between Natixis Advisors and the Trusts, Natixis Advisors was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                       January 1, 2005 to Fiscal Year Ended  Fiscal Year Ended
                       September 30, 2005 September 30, 2006 September 30, 2007
                       ------------------ ------------------ ------------------
Loomis Sayles Mid Cap
  Growth Fund              $   24,942         $   22,806         $   26,121
Loomis Sayles Bond
  Fund                     $1,725,352         $2,866,243         $5,914,621
Loomis Sayles Global
  Bond Fund                $  565,202         $  614,648         $  827,184
Loomis Sayles
  Inflation Protected
  Securities Fund          $    4,769         $    4,097         $    6,456
Loomis Sayles Small
  Cap Growth Fund          $    9,586         $    7,008         $   15,890
Loomis Sayles Small
  Cap Value Fund           $  318,595         $  404,043         $  528,193
Loomis Sayles
  Tax-Managed Equity
  Fund                     $    4,099         $    4,625         $    3,784

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

   Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares.

   Prior to October 1, 2005, Natixis Services served as the transfer agent for the Funds and it, along with Boston Financial as sub-transfer agent, provided the same services that Boston Financial now provides. For these services, Natixis Services received the following fees from the Funds:

                                                   Fiscal Year Ended
                                                  September 30, 2005*
                                                  -------------------
Loomis Sayles Mid Cap Growth Fund                      $ 31,000
Loomis Sayles Bond Fund                                $652,677
Loomis Sayles Global Bond Fund                         $199,313
Loomis Sayles Inflation Protected Securities Fund      $ 20,556
Loomis Sayles Small Cap Growth Fund                    $ 31,000
Loomis Sayles Small Cap Value Fund                     $ 98,289
Loomis Sayles Tax-Managed Equity Fund                  $ 15,500

--------
* Prior to October 1, 2005, Natixis Services served as transfer and shareholder servicing agent for the Funds.

   Independent Registered Public Accounting Firm. The Trusts' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in the Funds' annual reports for the year ended
September 30, 2007 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts' independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

   As of September 30, 2007, the Portfolio Managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each Portfolio Manager.

                          Registered Investment Companies Other Pooled Investment Vehicles         Other Accounts
                          ------------------------------- -----------------------------     -----------------------------
                                           Advisory fee       Other         Advisory fee is     Other      Advisory fee is
                          Other Accounts   is based on       Accounts          based on        Accounts       based on
                             Managed       performance       Managed         performance       Managed      performance
                          ---------------- -------------- --------------    --------------  -------------- --------------
                          # of    Total    # of   Total   # of      Total   # of    Total   # of   Total   # of    Total
Name of Portfolio Manager Accts   Assets   Accts  Assets  Accts     Assets  Accts   Assets  Accts  Assets  Accts   Assets
------------------------- -----  --------  -----  ------  -----    -------- -----  -------- ----- -------- -----  --------
Kenneth M. Buntrock         2    $  1.942    0      $0     22      $  2.593   2    $  410.8  79   $  14.16  10    $  1.849
                                  billion                           billion         million        billion         million
Mark F. Burns               2    $  289.2    0      $0      0      $      0   0    $      0  10   $  54.13   0    $      0
                                  million                                                          million
Matthew J. Eagan           10    $ 28.070    0      $0      1      $  128.5   0    $      0  55   $  3.133   1    $  294.4
                                  billion                           million                        billion         million
Philip C. Fine              3    $  427.3    0      $0      0      $      0   0    $      0  17   $   38.6   0    $      0
                                  million                                                          million
Daniel Fuss                15    $  30.47    0      $0      4      $  485.3   0    $      0  81   $ 10.316   4    $  892.2
                                  billion                           million                        billion         million
Kathleen Gaffney           10    $ 28.070    0      $0      0      $      0   0    $      0  66   $  5.055   1    $ 197.05
                                  billion                                                          billion
Joseph R. Gatz              4    $  1.882    0      $0      0      $      0   0    $      0  30   $    863   0    $      0
                                  billion                                                          million
John Hyll                   4    $    188    0      $0      0      $      0   0    $      0  45   $  7.960   0    $      0
                                  million                                                          billion
David Rolley                3    $  1.994    0      $0      7      $  1.220   1    $  340.2  43   $  7.931   1    $  676.5
                                  billion                           billion         million        billion         million

                          Registered Investment Companies Other Pooled Investment Vehicles        Other Accounts
                          ------------------------------- -------------------------------- -----------------------------
                                           Advisory fee       Other          Advisory fee      Other       Advisory fee
                          Other Accounts   is based on       Accounts        is based on      Accounts     is based on
                             Managed       performance       Managed         performance      Managed      performance
                          ---------------- -------------- --------------    -------------- -------------- --------------
                          # of    Total    # of   Total   # of      Total   # of   Total   # of   Total   # of   Total
Name of Portfolio Manager Accts   Assets   Accts  Assets  Accts     Assets  Accts  Assets  Accts  Assets  Accts  Assets
------------------------- -----  --------  -----  ------  -----    -------- ----- -------- ----- -------- ----- --------
Clifton Rowe                6    $  563.6    0      $0      1      $  202.5   0   $      0   53  $  2.887   0   $      0
                                  million                           million                       billion
Lynda Schweitzer            1    $  1.832    0      $0     19      $  2.306   2   $  410.8   69  $ 14.058   0   $  1.849
                                  billion                           billion        million        billion        billion
Mark Shank                  1    $  6.723    0      $0      0      $      0   0   $      0  284  $  433.4   0   $      0
                                  billion                                                         million
John Slavik                 2    $  289.2    0      $0      0      $      0   0   $      0   14  $  54.37   0   $      0
                                  million                                                         million
David G. Sowerby            1    $  6.723    0      $0      0      $      0   0   $      0  135  $  124.1   0   $      0
                                  million                                                         million
Elaine M. Stokes           14    $ 30.124    0      $0      0      $      0   0   $      0   56  $  1.959   1   $  197.0
                                  billion                                                         billion        million
Daniel G. Thelen            4    $  1.882    0      $0      0      $      0   0   $      0   44  $  732.4   0   $      0
                                  billion                                                         million

Material Conflicts of Interest

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells short for some accounts while buying it for others and through the use of "soft dollar arrangements," which are discussed in the section "Portfolio Transactions and Brokerage."

Portfolio Managers' Compensation

   The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2007:

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style (or, in the case of the Mid-Cap Growth and the Small Cap Growth Funds, the performance of the applicable Morningstar peer group). A manager's performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager's tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the manager's tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for each equity fund is noted in the table below:

FUND                                          MANAGER BENCHMARK
----                                          -----------------
Loomis Sayles Small Cap Value Fund            Russell 2000 Value Index
Loomis Sayles Mid Cap Growth Fund             Russell Mid Cap Growth Index
Loomis Sayles Small Cap Growth Fund           Russell 2000 Growth Index
Loomis Sayles Tax-Managed Equity Fund         S&P 500 Index

   Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Fixed-Income Managers

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND                             MANAGER BENCHMARK
----                             -----------------
Loomis Sayles Bond Fund          Lehman Government/Credit Index
Loomis Sayles Global Bond Fund   Lehman Global Aggregate Index
                                 Citigroup World Government Bond Index
Loomis Sayles Inflation
  Protected Securities Fund      Lehman U.S. Treasury Inflation Protected Index

   The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

   Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above.

General

   Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

   Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

.. the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

.. upon retirement, a participant will receive a multi-year payout for his or her vested units;

.. participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

   As of September 30, 2007, the Portfolio Managers had the following ownership in the Funds:

                                                         Dollar Range of Equity
Name of Portfolio Manager Fund(s) Managed                 Securities Invested*
------------------------- ---------------                ----------------------
Kenneth M. Buntrock       Loomis Sayles Global Bond Fund           E

Mark F. Burns             Loomis Sayles Small Cap
                          Growth Fund                              A

Matthew J. Eagan          Loomis Sayles Bond Fund                  E

Philip C. Fine            Loomis Sayles Mid Cap Growth
                          Fund                                     F

Daniel J. Fuss            Loomis Sayles Bond Fund                  G

Kathleen C. Gaffney       Loomis Sayles Bond Fund                  F

Joseph R. Gatz            Loomis Sayles Small Cap Value
                          Fund                                     A

John Hyll                 Loomis Sayles Inflation
                          Protected Securities Fund                E

David Rolley              Loomis Sayles Global Bond Fund           E

Clifton V. Rowe           Loomis Sayles Inflation
                          Protected Securities Fund                A

                                                                             Dollar Range of Equity
Name of Portfolio Manager      Fund(s) Managed                                Securities Invested*
-------------------------      ---------------                               ----------------------
Lynda Schweitzer               Loomis Sayles Global Bond Fund                          E

Mark Shank                     Loomis Sayles Tax-Managed Equity Fund                   E

John Slavik                    Loomis Sayles Small Cap Growth Fund                     E

David G. Sowerby               Loomis Sayles Tax-Managed Equity Fund                   C

Elaine M. Stokes               Loomis Sayles Bond Fund                                 A

Daniel G. Thelen               Loomis Sayles Small Cap Value Fund                      E

--------
*A. None                   E. $100,001 - $500,000
 B. $1 - 10,000            F. $500,001 - $1,000,000
 C. $10,001 - $50,000      G. over $1,000,000
 D. $50,001 - $100,000

   There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity Among Natixis Funds Trust and Loomis Sayles Funds (the "Funds") and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

   Loomis Sayles has organized its business into two investment groups: the Fixed-Income Group and the Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

   Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

   Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

   Loomis Sayles' receipt of brokerage and research products or services are factors in Loomis Sayles' selection of a broker dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e, "soft dollars").

   Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions;
(ii) perform functions incidental to securities transactions; or (iii) is a service that is required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

   If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

   In connection with Loomis Sayles' use of soft dollars, a Fund may pay a broker dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles' overall responsibility to discretionary accounts.

   Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

   Loomis Sayles' use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets.

   For purposes of this soft dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "soft dollars" on fixed-income transactions.

Client Commission Arrangements

   Loomis Sayles has entered into client commission arrangements ("CCAs") (also known as commission sharing arrangements) with some of its key broker dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients' equity trading with broker dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

   Pursuant to the CCA agreements Loomis Sayles has with these broker dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

   The CCAs enable Loomis Sayles to: strengthen its relationships with its key broker dealers, and limit the broker dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently, and to provide greater transparency to its clients in their commission reports.

   These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28 (e) of the Securities Exchange Act of 1934, as amended.

Brokerage Commissions

   The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Funds' predecessors, where appliciable. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal voting process whereby Loomis Sayles' equity portfolio managers and research analysts vote on various aspects of a broker dealer's qualitative services, which include without limitation: research and other services, idea generation, discussions with research analysts and corporate executives, seminars and conferences. This internal voting process on a quarterly basis, and Loomis Sayles uses the results of this internal vote to determine, in good faith, the value of the research and research services it receives from the broker dealers that provide such services, and it will pay such broker dealers for these services through its CCAs and/or through trading directly with the broker dealers.

                     FISCAL YEAR ENDED SEPTEMBER 30, 2005

                                                             Directed
                                       Aggregate Brokerage  Brokerage        Commissions
Fund                                       Commission       Commission  Directed Transactions
----                                   ------------------- ------------ ---------------------
Loomis Sayles Mid Cap Growth Fund          $  320,623      $146,643,510       $160,311
Loomis Sayles Small Cap Growth Fund        $  190,326      $ 59,287,795       $ 95,163
Loomis Sayles Small Cap Value Fund         $1,419,229      $379,562,810       $709,615
Loomis Sayles Tax-Managed Equity Fund      $    6,620      $  4,636,634       $  3,310

                     FISCAL YEAR ENDED SEPTEMBER 30, 2006

                                       Aggregate Brokerage   Directed      Commissions on
Fund                                       Commissions     Transactions Directed Transactions
----                                   ------------------- ------------ ---------------------
Loomis Sayles Mid Cap Growth Fund          $  154,054      $105,214,492       $ 77,027
Loomis Sayles Small Cap Growth Fund*       $   47,822      $ 22,791,560       $ 23,911
Loomis Sayles Small Cap Value Fund         $1,113,638      $455,746,242       $556,819
Loomis Sayles Tax-Managed Equity Fund      $    4,882      $  4,358,963       $  2,441

                     FISCAL YEAR ENDED SEPTEMBER 30, 2007

                                       Aggregate Brokerage    Directed         Commissions
Fund                                       Commissions      Transactions  Directed Transactions
----                                   ------------------- -------------- ---------------------
Loomis Sayles Mid Cap Growth Fund          $  121,979      $70,903,922.10      $ 43,360.84
Loomis Sayles Small Cap Growth Fund        $   63,010      $24,631,596.52      $ 17,652.30
Loomis Sayles Small Cap Value Fund         $1,268,313      $459,439,22.35      $457,642.93
Loomis Sayles Tax-Managed Equity Fund      $    3,831      $ 1,715,224.00      $    935.39

--------
* [Brokerage commissions for the Loomis Sayles Small Cap Growth Fund decreased from fiscal year 2005 to fiscal year 2006 due in part to a decrease in the Fund's portfolio turnover.]

Regular Broker-Dealers

   The table below presents information regarding the securities of the Funds' regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2007.

                                                                 Aggregate Value of Securities of each
                                                                       Regular Broker or Dealer
Fund                                   Regular Broker-Dealer         (or its Parent) held by Fund
----                                   ---------------------     -------------------------------------
Loomis Sayles Bond Fund                Barclays Bank                         $186,246,618
                                       Merrill Lynch                         $ 55,990,180
                                       JP Morgan Chase & Co.                 $284,933,745

Loomis Sayles Global Bond Fund         Barclays Bank                         $ 16,263,660
                                       Bank of America                       $ 15,447,393
                                       JP Morgan Chase & Co.                 $ 31,397,255
                                       Merrill Lynch                         $  5,802,340
                                       Morgan Stanley                        $  3,890,034

Loomis Sayles Tax-Managed Equity Fund  Goldman Sachs                         $    238,414
                                       State Street Bank                     $    126,096
                                       CitiGroup Global Markets              $    111,121

--------
* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

   Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with Natixis Asset Management US Group or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

   Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

   It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUSTS

   The Declarations of Trust of Loomis Sayles Funds I and Loomis Sayles Funds II permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

   Shares of each Fund (other than the Loomis Sayles Inflation Protected Securities and the Loomis Sayles Tax-Managed Equity Fund) are divided into at least two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares.

   The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

   Each Declaration of Trust also permits the Trusts' Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders' investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new "fund").

   Each Declaration of Trust provides for the perpetual existence of the Trusts. The Trusts or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

   Shareholders of each funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently shares shall be voted by individual series or class and (2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts' independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

   There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

   Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

   The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote,
(2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts' registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

Shareholder and Trustee Liability

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. Each Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

   Each Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of each Trust provide for indemnification by the Trusts of trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts' shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trusts have considered this possible liability and approved the use of a combined prospectus for Funds of the Trusts.

                               HOW TO BUY SHARES

   The procedures for purchasing shares of each Fund are summarized in its Prospectus. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

   Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange, as described in the Prospectuses, or through firms that are members of the Financial Industry Regulatory Authority ("FINRA") and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open. For purchases through the ACH system, the shareholder's bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

   Shareholders of the Funds may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of each Fund.

                                  REDEMPTIONS

   The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file. Please contact the Funds at 800-633-3330 with any questions regarding when a Medallion signature guarantee is required.

   If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-633-3330. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

   In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, the transfer agent and State Street Bank (the Funds' custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Funds' transfer agent), as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

   Shares purchased by check or through ACH may not be available immediately for redemption to the extend that the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

   The redemption price will be the net asset value per share (less any applicable CDSC and redemption fee) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

   Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the adviser determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of each Fund at the beginning of such period.

   The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the net asset value next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the net asset value next determined after the transaction request was first received in good order.

Other

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             SHAREHOLDER SERVICES

Open Accounts

   A shareholder's investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

   The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

   The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

   A Systematic Withdrawal Plan, referred to in the Prospectuses under "General Information How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

   Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the Exchange on the record date for the dividend or distribution.

   Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Taxes" for certain information as to federal income taxes.

Exchange Privilege

   Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares or for Class A shares of Natixis Cash Management Trust, a money market fund advised by Natixis Asset Management Advisors, L.P., an affiliate of Loomis Sayles. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares or for Class A shares of Natixis Cash Management Trust. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares, for any Natixis Fund that offers Class Y shares or for Class A shares of the Natixis Cash Management Trust.

   Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with the Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund. The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

   All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

   An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See the section "Redemptions."

As stated in each Fund's Prospectus, the Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor's financial intermediary promptly after receipt of the rejected order.

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Individual Retirement Accounts ("IRAs")

   IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

   Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Transcript Requests

   Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript.

                                NET ASSET VALUE

   The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

   The total net asset value or "NAV" of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security last sale price on the exchange or market where primarily traded for or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP") or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustee, which service determines valuation for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are value at amortized cost, which approximates market value. Exchange traded options are valued at the average of the closing bid and ask. Futures contracts are valued at their most recent settlement price. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Investments in other open-ended investment companies are valued at their net asset value each day.

   Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to

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the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the official close on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

   Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser pursuant to procedures approved by the Boards of Trustees. Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

   Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

                                     TAXES

In General

   As described in the Prospectuses, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

   Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

   If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed

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and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31/st/ of the succeeding year.


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Taxation of the Funds

   Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded parternerships"; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

   In general, for purposes of the 90% gross income requirement described in section(i) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of
(c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. In addition, for purposes of meeting the diversification requirement in section (ii) of the prior paragraph, in the case of a Fund's investment in loans, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

   To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount for which it is subject to income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

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Taxation of Fund Distributions

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Depending on the circumstances, a Fund may make such designations with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

   Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2010.

   For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend -paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities and REITs is not eligible for treatment as qualified dividend income.

   In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.

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   If a Fund makes a distribution in excess of its current and accumulated
"earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

   The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Passive Foreign Investment Companies

   Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Such gains are taxed as ordinary income. Each Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Foreign Taxes

   Funds that invest in foreign securities, such as the Loomis Sayles Global Bond Fund, may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

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Foreign Currency Transactions

   Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

   A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

   Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities issued or purchased at a discount and Payment-in-Kind Securities

   A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Real Estate Investment Trusts

   A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Certain Investments in REITs

   Some Funds may invest in real estate investment trusts ("REITs"), including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), are themselves taxable mortgage pools ("TMPs"), or invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have-yet to be issued but may apply retroactively, a portion of such a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that "excess inclusion income" of a regulated investment company will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

   In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is

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allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Special tax consequences apply where charitable remainder trusts invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

Tax-Exempt Shareholders

Under current law, a regulated investment company ("RIC") generally serves to block (that is, prevent the attribution to shareholder of) unrelated business taxable income ("UBTI") from being realized by its tax exempt shareholders. Nonetheless, a tax-exempt shareholder (other than a charitable remainder trust) may realize UBTI by virtue of its investments in a Fund if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

   Under recent IRS guidance, if a charitable remainder trust (as defined in section 664 of the Code) realizes any unrelated business taxable income, it must pay an excise tax annually of an amount equal to such UBTI. However, under recent guidance, a charitable remainder trust will not realize UBTI solely by virtue of its investments in a Fund which in turn invests in REITs that hold REMICs or TMPs. Rather, if the charitable remainder trust is a shareholder in such a Fund, which recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" allocable to the charitable remainder trust. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund.

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Backup Withholding

   Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non-U.S. Shareholders

   Capital Gain Dividends will not be subject to withholding of Federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

   If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

Other Tax Matters

   Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

   The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

   If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

Yield and Total Return

   Each Fund may from time to time include its yield and total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Inflation Protected Securities Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

   Each Fund's yield and total return will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trusts allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return, and the tax exempt status of distributions, should be considered when comparing a Fund's yield and total return to yields and total return published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

   At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

   Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                             FINANCIAL STATEMENTS

   The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Funds' annual reports dated September 30, 2007, are also incorporated herein by reference to such reports. The Funds' annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds' website at www.loomissayles.com. The annual and semiannual reports are also available on-line at the SEC's website at www.sec.gov.

                                      93

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                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

   The Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Fitch, Moody's, or S&P or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Fitch, Moody's and S&P's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

   Long-Term Obligations Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

   Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

   Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

   B: Obligations rated B are considered speculative and are subject to high credit risk.

   Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca: Obligations rated Ca are highly speculative and are likely in or very near default, with some prospect of recovery of principal and interest.

   C: Obligations rated C are the lowest rated class od bonds and are typically in default, with little prospect for recovery of principal or interest.

   Moody's appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

   Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

   Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

   P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

   P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

   NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Ratings Services

   Issue Credit Rating Definitions

   A S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

   Investment-grade

   AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Speculative Grade

   Obligations rated BB, B, CCC, CC, and are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   pr: The letter "pr" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risk, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

   N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

   A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances that obligations carrying the higher designations.

   B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

[ ] For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

CCC

[ ] For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

CC

[ ] For issuers and performing obligations, default of some kind appears probable.

[ ] For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C

[ ] For issuers and performing obligations, default is imminent.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exist, it is therefore no longer rated.

'NR'

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer or issue.

'WD': Indicates that the rating has been withdrawn and is no longer maintained by Fitch.